UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07043

Name of Registrant:	Vanguard Admiral Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31 Date of reporting period: September 1, 2016 – February 28, 2017

Item 1: Reports to Shareholders

Semiannual Report | February 28, 2017

Vanguard Money Market Funds

Vanguard Prime Money Market Fund

Vanguard Federal Money Market Fund

Vanguard Treasury Money Market Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	6
Prime Money Market Fund.	10
Federal Money Market Fund.	29
Treasury Money Market Fund.	42
About Your Fund’s Expenses.	51
Glossary.	53

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended February 28, 2017, Vanguard Prime Money Market Fund returned 0.33% for Investor Shares and 0.36% for Admiral Shares. Vanguard Federal Money Market Fund returned 0.19%, and Vanguard Treasury Money Market Fund returned 0.17%. All these results surpassed the average returns of the funds’ peer groups.

• The period coincided with the final implementation of new money market regulations.

Under the rules, all three funds covered by this report seek to maintain a stable net asset value of $1 per share.

• In the weeks before and after the October final compliance deadline for the rules, the funds took advantage of market volatility to make portfolio moves that benefited their performance.

• The Federal Reserve raised the federal funds rate during the period by a quarter percentage point, to 0.5%–0.75%, in only the second increase in a decade.

Total Returns: Six Months Ended February 28, 2017
	7-Day SEC	Total
	Yield	Returns
Vanguard Prime Money Market Fund
Investor Shares	0.80%	0.33%
Admiral™ Shares	0.86	0.36
Money Market Funds Average		0.14

Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company. In April 2017, the Institutional Money Market Funds Average was replaced with the Money Market Funds Average.

Vanguard Federal Money Market Fund	0.49%	0.19%
Government Money Market Funds Average		0.04
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Treasury Money Market Fund	0.46%	0.17%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average		0.03
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.
The 7-day SEC yield of a money market fund more closely reflects the current earnings of the fund than its total return.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Prime Money Market Fund
Investor Shares	0.16%	0.32%
Admiral Shares	0.10	0.32
Federal Money Market Fund	0.11	0.26
Treasury Money Market Fund	0.09	0.16

The fund expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the funds’ annualized expense ratios were: for the Prime Money Market Fund, 0.16% for Investor Shares and 0.10% for Admiral Shares; for the Federal Money Market Fund, 0.11%; for the Treasury Money Market Fund, 0.09%.

Peer groups: For the Prime Money Market Fund Investor Shares and Admiral Shares, Money Market Funds; for the Federal Money Market Fund, Government Money Market Funds; and for the Treasury Money Market Fund, iMoneyNet Money Fund Report’s 100% Treasury Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

More than a decade ago, a Vanguard client asked us to help improve its defined contribution retirement plan. New hires were participating in the plan at lower rates than in previous years, and the client wanted to reverse this trend. Another priority was to help more participants invest their retirement savings in balanced portfolios.

The overall goal of this longtime client: Give employees a better chance to achieve financial security in retirement.

Today, that plan automatically enrolls employees at a 5% contribution rate, puts them in a low-cost target-date fund that takes on less risk as they near retirement, and offers a comprehensive suite of advice services. On top of that, employees get an employer contribution of 5% and are eligible for a company match.

Because of this combination of attractive features and generous employer contributions, nearly all new hires now participate in the plan, 81% of plan participants invest their retirement savings in balanced portfolios, and 87% of participants meet or exceed Vanguard’s recommended total retirement savings target. (Vanguard generally recommends that retirement investors save 12%–15% of pay, including company matches.)

3

Changing the retirement landscape

Am I singling out an isolated Vanguard success story? Absolutely not.

Stories like these are becoming increasingly common with employer-based retirement plans, particularly among large and midsize companies. Solutions such as automatic enrollment, automatic contribution increases, and default investment in target-date funds are having a positive effect.

Insights from the relatively new discipline of behavioral finance have contributed to the advances. Simply put, retirement plans are making natural human inertia work for future retirees, rather than against them, by putting savings on autopilot as much as possible.

More than 60% of Vanguard participants are in plans with automatic enrollment, which has led to a big jump in participation. Today, more than four-fifths of eligible employees are saving for retirement, compared with only two-thirds ten years ago.

In addition, many plans have adopted automatic-escalation features, which increase plan contributions at regular intervals until a maximum level is reached or an employee opts out. Automatic increases are a crucial tool for boosting retirement savings rates.

The growing use of target-date funds is another enormous benefit. More than 70% of all participants in Vanguard plans invest at least part of their retirement savings in

Market Barometer
			Total Returns
		Periods Ended February 28, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.10%	25.53%	13.94%
Russell 2000 Index (Small-caps)	12.61	36.11	12.89
Russell 3000 Index (Broad U.S. market)	10.29	26.29	13.85
FTSE All-World ex US Index (International)	5.40	19.87	4.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.19%	1.42%	2.24%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.80	0.25	3.07
Citigroup Three-Month U.S. Treasury Bill Index	0.19	0.32	0.10

CPI
Consumer Price Index	1.14%	2.74%	1.36%

4

these age-appropriate, diversified strategies. And nearly 50% of Vanguard participants are invested solely in a single target-date fund.

Consider a do-it-yourself autopilot

But what if you don’t have access to a world-class, employer-based retirement plan? Unfortunately, not everyone does, which is an important policy issue.

However, you can still put the features of these plans to work. For example, you can set up automatic contributions from your paycheck to an IRA. And you can adopt your own automatic escalation by investing any pay raises.

You can also take a page from top-quality retirement plans by considering a low-cost, globally diversified target-date fund. The beauty of this approach is that you don’t need to remember to rebalance your portfolio—the fund does it for you.

Of course, you can take a more active role in picking your own investments, and this can be a good choice for some. But keep in mind the lessons from successful employer-based plans: Busy workers, faced with a lot of competing priorities, are often best served by putting their retirement savings on autopilot.

Winning by default

In highlighting some recent successes in retirement savings, I don’t want to minimize the challenges we still face. We’re living in a slow-growth, uncertain world, and investment returns for both stocks and bonds could well be modest in the coming decade.

But I believe the innovations we’ve seen in the last ten years in many retirement plans—you might call it the “default revolution”—point the way toward a solution. And that even goes for people whose employers don’t have a world-class retirement plan.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

March 14, 2017

5

Advisor’s Report

For the six months ended February 28, 2017, Investor Shares of Vanguard Prime Money Market Fund returned 0.33%, while Admiral Shares, with their lower expense ratio, returned 0.36%. Vanguard Federal Money Market Fund returned 0.19% and Vanguard Treasury Money Market Fund 0.17%. The results for all three funds exceeded the average returns of their peer groups.

The investment environment

The period opened on an optimistic note, with investors shrugging off subpar economic readings from the first half of 2016 as third-quarter gross domestic product (GDP) growth exceeded estimates. The U.S. economy appeared to pick up steam, with the manufacturing and housing sectors reporting solid activity and the employment rate continuing to improve. Commodities, especially oil, regained some ground after price declines earlier in the year. Those developments most likely played a large part in the Federal Reserve’s decision in December to raise the federal funds rate by a quarter percentage point, to 0.5%–0.75%—only the second increase in a decade.

That optimism carried over to the U.S. stock market as investors anticipated stronger growth and higher inflation, even as fourth-quarter GDP growth disappointed. The earlier economic improvement and the prospect of more infrastructure spending, greater deregulation, and possible tax-code changes under the new administration helped fuel a shift toward riskier assets, propelling stocks to record highs in early 2017.

Corporate bonds, especially those of lower quality and with longer maturities, also saw strong demand, pushing their prices higher and their yields lower. The average yield on corporates dropped to 115 basis points (bps) over U.S. Treasuries at the end of the period, from 135 bps at the beginning. (A basis point is one one-hundredth of a percentage point.)

In contrast, demand for Treasuries slumped, lifting their yields. Over the six months, the bellwether 10-year Treasury yield jumped 81 bps to 2.39%, and the 30-year yield rose 77 bps to 3.00%. The 2-year Treasury yield climbed 45 bps to 1.26%. Yields of money market-eligible securities also increased.

As the period closed, yields moved up further as markets interpreted comments from Fed officials about employment and inflation expectations to mean that the next increase in the federal funds rate was likely to come at the Fed’s March meeting. And in fact, on March 15, the Fed raised it by another quarter percentage point, to 0.75%–1%, while projecting two more rate hikes this year.

Abroad during the fund’s reporting period, major central banks kept their monetary policies accommodative. The Bank of Japan continued to charge a negative

6

interest rate on the excess reserves of financial institutions, a policy intended to complement its other efforts to spur growth and ward off deflation. As the period closed, there were signs that these efforts may be working, as Japan’s consumer price index rose for the first time in more than a year.

Management of the fund

The period coincided with the final implementation of new money market regulations adopted by the Securities and Exchange Commission in 2014. Under the rules, all three Vanguard funds covered in this report seek to maintain a stable net asset value of $1 per share.

Because it is designated a retail fund, Vanguard Prime Money Market Fund can impose liquidity fees and redemption “gates,” designed to help keep funds stable during times of extreme market stress. Please note that we manage our funds conservatively and seek to maintain liquidity above the levels at which fees and gates would be triggered. (See the box on page 9 for more details.)

In the run-up to the rules’ final compliance deadline in October, more than $1 trillion in assets industrywide moved to government money market funds from prime money market funds, leading yield spreads to widen between short-term government securities and bank certificates of deposit. In the weeks before implementation, we took steps to prepare for the volatility, including maintaining the funds’ liquidity in excess of SEC targets and shortening the weighted average maturity. These measures allowed us to provide maximum safety and liquidity.

Since then, we have taken advantage of market movements to make slight changes to the portfolios. In anticipation of rising interest rates, we began adding to the Prime Money Market Fund floating-rate debt that resets periodically at prevailing market rates. We also reduced that fund’s exposure to government securities in favor of bank debt maturing within one week.

As the spread between Treasury and agency securities has narrowed, we’ve been diversifying the Federal Money Market Fund’s portfolio by adding to its Treasury exposure. We also added to floating-rate agency notes when spreads allowed us to capture value.

We’ve been managing the Treasury Money Market Fund’s average maturity in anticipation of higher interest rates. We are also closely monitoring any debate about the debt ceiling that may occur later this year and that could affect the markets.

A look ahead

Absent an unexpected external shock, the U.S. economy looks to continue its steady growth. Real GDP is likely to be about 2% in 2017, or maybe closer to 2.5% if policies prove expansionary. As the labor market moves closer to the Fed’s full employment

7

target, competition for labor could push the pace of annual wage increases into the 3%–4% range. That should fan inflation in the short term, but not to the point of overheating.

We’re encouraged by the Fed’s decision to continue the process of normalizing rates, which have been near zero since 2009. Although the federal funds rate could increase to 1.25%–1.5% by the end of 2017, we nevertheless think the Fed will maintain its dovish tightening approach, given the anti-inflationary forces still at work in the global economy.

Although corporate fundamentals stand to benefit from the new administration’s agenda, we’re also closely monitoring developments that could negatively affect our outlook. These include trade and immigration policy, political developments in Europe, and further weakness in the Chinese economy.

Regardless of what the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek out opportunities to add to the funds’ performance while keeping the safety of your investment paramount.

David R. Glocke, Principal

Vanguard Fixed Income Group

March 16, 2017

8

Money market reform: What’s changed and what hasn’t

The final phase of money market reform took effect on October 14, 2016, the compliance date for the Securities and Exchange Commission’s new rules designed to enhance the stability and resilience of all money market funds.

Under the rules, Vanguard Prime Money Market Fund qualifies as a retail fund, and Vanguard Federal and Treasury Money Market Funds are government funds, which means all three will seek to maintain a stable net asset value of $1 per share. (Institutional money market funds, which have floating share prices, are not offered by Vanguard.)

We now report the funds’ weekly liquid assets, daily market value to four decimal places, and daily net shareholder cash flow. (See your fund’s Portfolio & Management tab on vanguard.com.)

Two other changes for the Prime Money Market Fund involve liquidity fees and redemption “gates,” tools to help keep funds stable during times of extreme market duress. These tools are not required for government funds.

A fee of up to 2% may be imposed by the fund’s board on the sale of shares if the fund’s weekly liquid assets fall below specified thresholds of its total assets. (The SEC has strict definitions for “liquid” assets; generally this refers to assets that can be sold in the normal course of business with little impact on their price.) The fee would reduce the dollar amount you receive for your redemption.

A gate is a temporary suspension of redemptions. The board may impose either fees or gates or both. Please note that we manage our funds conservatively and seek to maintain liquidity above the levels at which fees and gates would be imposed. You can learn more in your fund’s prospectus, available at vanguard.com.

9

Prime Money Market Fund

Fund Profile
As of February 28, 2017

Financial Attributes
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMMXX	VMRXX
Expense Ratio[1]	0.16%	0.10%
7-Day SEC Yield	0.80%	0.86%
Average Weighted
Maturity	40 days	40 days

Sector Diversification (% of portfolio)
Certificates of Deposit		9.0%
U.S. Commercial Paper		3.5
Other		2.6
Repurchase Agreements		1.2
U.S. Government Obligations		1.5
U.S. Treasury Bills		20.0
Yankee/Foreign		62.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

1 The expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.16% for Investor Shares and 0.10% for Admiral Shares.

10

Prime Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. The fund is only available to retail investors (natural persons). You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Fiscal-Year Total Returns (%): August 31, 2006, Through February 28, 2017
		Money
		Market
		Funds
	Investor Shares	Average
Fiscal Year	Total Returns	Total Returns
2007	5.23%	4.55%
2008	3.60	3.02
2009	1.31	0.62
2010	0.08	0.02
2011	0.06	0.00
2012	0.04	0.00
2013	0.02	0.00
2014	0.02	0.00
2015	0.02	0.00
2016	0.32	0.04
2017	0.33	0.14
7-day SEC yield (2/28/2017): 0.80%
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/4/1975	0.49%	0.12%	0.90%
Admiral Shares	10/3/1989	0.55	0.18	1.00

See Financial Highlights for dividend information.

11

Prime Money Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (21.5%)
2	Federal Home Loan Bank Discount Notes	0.500%	3/1/17	2,000	2,000
	United States Treasury Bill	0.420%	3/2/17	2,763	2,763
	United States Treasury Bill	0.471%	4/20/17	172,294	172,182
	United States Treasury Bill	0.476%	4/27/17	1,762,403	1,761,078
	United States Treasury Bill	0.501%	5/4/17	1,992,332	1,990,561
	United States Treasury Bill	0.527%–0.536%	5/11/17	3,501,777	3,498,102
	United States Treasury Bill	0.541%–0.627%	5/18/17	3,000,000	2,996,122
	United States Treasury Bill	0.612%	6/1/17	4,000,000	3,993,764
	United States Treasury Bill	0.612%–0.613%	6/8/17	1,000,000	998,321
	United States Treasury Bill	0.647%	6/15/17	2,000,000	1,996,202
	United States Treasury Bill	0.662%	6/29/17	1,500,000	1,496,700
	United States Treasury Bill	0.632%	7/6/17	988,950	986,752
3	United States Treasury Floating Rate Note	0.686%	10/31/18	1,500,000	1,500,024
Total U.S. Government and Agency Obligations (Cost $21,394,571)					21,394,571
Commercial Paper (32.0%)
Bank Holding Company (0.3%)
4	ABN Amro Funding USA LLC	1.195%	4/27/17	79,250	79,101
4	ABN Amro Funding USA LLC	1.154%	5/18/17	40,500	40,399
4	ABN Amro Funding USA LLC	1.154%	5/22/17	120,000	119,686
4	ABN Amro Funding USA LLC	1.125%	6/22/17	19,750	19,680
					258,866
Finance—Auto (1.3%)
	American Honda Finance Corp.	0.852%	3/16/17	109,000	108,961
	American Honda Finance Corp.	0.932%	4/24/17	73,500	73,398
	American Honda Finance Corp.	0.973%	5/4/17	181,050	180,738
	American Honda Finance Corp.	0.973%	5/5/17	123,275	123,059
4	BMW US Capital LLC	0.913%	6/28/17	23,750	23,679
	Toyota Motor Credit Corp.	1.004%	3/2/17	95,250	95,247
	Toyota Motor Credit Corp.	1.046%	5/8/17	85,900	85,731
	Toyota Motor Credit Corp.	1.024%	6/27/17	102,000	101,659
3	Toyota Motor Credit Corp.	1.345%	7/3/17	40,000	40,000
3	Toyota Motor Credit Corp.	1.210%	8/25/17	82,500	82,500
3	Toyota Motor Credit Corp.	1.191%	9/14/17	155,000	155,000
3	Toyota Motor Credit Corp.	1.190%	9/15/17	131,000	131,000

12

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
3	Toyota Motor Credit Corp.	1.171%	10/6/17	69,500	69,500
3	Toyota Motor Credit Corp.	1.171%	10/10/17	52,250	52,250
					1,322,722
Foreign Banks (23.1%)
[3,4]	Australia & New Zealand Banking Group, Ltd.	1.347%	3/6/17	540,750	540,750
4	Australia & New Zealand Banking Group, Ltd.	1.167%	3/20/17	171,500	171,395
4	Australia & New Zealand Banking Group, Ltd.	1.167%	3/21/17	173,500	173,388
4	Australia & New Zealand Banking Group, Ltd.	1.157%	3/23/17	399,800	399,519
[3,4]	Bank of Nova Scotia	1.474%	5/12/17	15,000	15,013
[3,4]	Bank of Nova Scotia	1.147%	6/6/17	405,000	405,000
[3,4]	Bank of Nova Scotia	1.148%	7/26/17	650,000	650,000
[3,4]	Canadian Imperial Holdings Inc.	1.229%	7/24/17	1,345,000	1,345,000
[3,4]	Commonwealth Bank of Australia	1.372%	3/7/17	200,000	200,000
[3,4]	Commonwealth Bank of Australia	1.372%	3/10/17	350,000	350,000
[3,4]	Commonwealth Bank of Australia	1.328%	5/19/17	103,750	103,750
[3,4]	Commonwealth Bank of Australia	1.331%	5/26/17	296,250	296,250
[3,4]	Commonwealth Bank of Australia	1.431%	6/20/17	250,000	250,000
[3,4]	Commonwealth Bank of Australia	1.429%	6/21/17	206,000	206,000
[3,4]	Commonwealth Bank of Australia	1.221%	6/30/17	247,750	247,750
[3,4]	Commonwealth Bank of Australia	1.401%	6/30/17	165,750	165,750
[3,4]	Commonwealth Bank of Australia	1.334%	8/1/17	297,250	297,250
[3,4]	Commonwealth Bank of Australia	1.335%	8/3/17	242,000	242,000
[3,4]	Commonwealth Bank of Australia	1.461%	9/25/17	134,250	134,250
[3,4]	Commonwealth Bank of Australia	1.292%	1/12/18	75,000	75,000
[3,4]	Commonwealth Bank of Australia	1.250%	1/25/18	248,000	248,000
[3,4]	Commonwealth Bank of Australia	1.250%	1/29/18	182,000	182,000
[3,4]	Commonwealth Bank of Australia	1.171%	2/26/18	63,000	63,000
	Credit Agricole Corporate
	& Investment Bank (New York Branch)	0.570%	3/1/17	1,988,000	1,988,000
4	Danske Corp.	1.043%	4/19/17	244,500	244,154
4	Danske Corp.	1.129%	4/24/17	186,150	185,836
4	Danske Corp.	1.104%	5/9/17	96,000	95,798
4	Danske Corp.	1.104%	5/10/17	128,750	128,475
4	Danske Corp.	1.033%	6/1/17	250,200	249,541
4	Danske Corp.	1.084%	6/16/17	175,742	175,178
4	Danske Corp.	1.084%	6/19/17	21,000	20,931
4	Danske Corp.	1.115%–1.125%	7/5/17	84,340	84,010
4	DNB Bank ASA	1.064%	5/19/17	500,000	498,837
4	DNB Bank ASA	1.023%	6/27/17	500,000	498,328
	ING US Funding LLC	1.084%	5/12/17	500,000	498,920
	Lloyds Bank plc	1.084%	5/4/17	247,700	247,224
	Lloyds Bank plc	0.982%	5/26/17	67,900	67,741
	Lloyds Bank plc	1.064%	6/13/17	99,000	98,697
[3,4]	National Australia Bank Ltd.	1.210%	3/3/17	500,000	500,000
[3,4]	National Australia Bank Ltd.	1.372%	4/10/17	288,000	288,000
4	National Australia Bank Ltd.	1.096%	4/18/17	298,500	298,066
[3,4]	National Australia Bank Ltd.	1.359%	6/16/17	250,000	250,000
[3,4]	National Australia Bank Ltd.	1.207%	8/4/17	170,250	170,250
[3,4]	National Australia Bank Ltd.	1.225%	9/8/17	600,000	600,000
[3,4]	National Australia Bank Ltd.	1.021%	11/28/17	484,000	484,000
	Natixis (New York Branch)	0.690%	3/1/17	1,000,000	1,000,000
4	Nordea Bank AB	1.207%	3/16/17	450,000	449,775
4	Nordea Bank AB	1.182%	3/20/17	500,000	499,690
4	Nordea Bank AB	1.187%	7/24/17	42,300	42,099

13

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
4	Societe Generale SA	0.635%–0.65%	3/1/17	635,807	635,807
4	Societe Generale SA	0.640%	3/3/17	341,000	340,988
	Swedbank AB	1.167%	3/6/17	200,000	199,968
	Swedbank AB	1.167%	3/7/17	200,000	199,961
	Swedbank AB	1.167%	3/8/17	200,000	199,955
	Swedbank AB	1.167%	3/9/17	200,000	199,948
	Swedbank AB	1.136%	3/20/17	195,000	194,884
	Swedbank AB	1.137%	3/21/17	200,000	199,874
	Swedbank AB	1.137%	3/22/17	105,000	104,931
	Swedbank AB	1.066%	4/3/17	200,000	199,806
	Swedbank AB	1.066%	4/4/17	200,000	199,800
	Swedbank AB	1.008%	6/12/17	197,000	196,434
	Swedbank AB	1.008%	6/13/17	197,000	196,428
	Swedbank AB	1.003%–1.013%	6/14/17	110,300	109,976
	Swedbank AB	1.003%	6/16/17	133,400	133,004
	Swedbank AB	1.013%	6/19/17	165,000	164,491
	Swedbank AB	1.013%	6/20/17	175,000	174,455
	Swedbank AB	1.013%	6/21/17	170,000	169,466
	Swedbank AB	1.008%	6/22/17	33,300	33,195
	Swedbank AB	1.177%	7/26/17	200,000	199,044
	Swedbank AB	1.177%	7/27/17	190,000	189,086
	Swedbank AB	1.177%	7/28/17	110,000	109,467
[3,4]	Westpac Banking Corp.	1.318%	5/26/17	413,000	413,000
[3,4]	Westpac Banking Corp.	1.461%	9/28/17	150,000	150,000
[3,4]	Westpac Banking Corp.	1.409%	9/29/17	100,000	100,000
[3,4]	Westpac Banking Corp.	1.405%	10/6/17	200,000	200,000
[3,4]	Westpac Banking Corp.	1.427%	10/6/17	198,000	198,000
[3,4]	Westpac Banking Corp.	1.291%	12/14/17	355,000	355,000
[3,4]	Westpac Banking Corp.	1.295%	1/8/18	200,000	200,000
[3,4]	Westpac Banking Corp.	1.223%	2/2/18	600,000	600,000
					22,991,583
Foreign Governments (3.0%)
4	CDP Financial Inc.	1.146%	3/7/17	37,700	37,693
4	CDP Financial Inc.	1.238%	3/17/17	37,000	36,980
4	CDP Financial Inc.	1.207%	3/30/17	30,000	29,971
4	CDP Financial Inc.	1.217%–1.228%	4/3/17	81,250	81,160
4	CDP Financial Inc.	0.982%–1.156%	4/20/17	37,250	37,195
4	CDP Financial Inc.	1.157%	4/24/17	15,000	14,974
4	CDP Financial Inc.	1.147%	5/8/17	54,500	54,383
4	CDP Financial Inc.	1.104%	5/9/17	66,900	66,759
4	CDP Financial Inc.	1.106%	5/10/17	80,000	79,829
4	CDP Financial Inc.	1.206%	6/8/17	23,750	23,672
4	CDP Financial Inc.	1.257%	6/30/17	48,450	48,246
4	CDP Financial Inc.	1.309%	7/12/17	58,500	58,219
4	CDP Financial Inc.	1.309%	7/13/17	70,750	70,408
4	CDP Financial Inc.	1.196%	8/4/17	38,750	38,550
5	CPPIB Capital Inc.	0.862%	5/3/17	300,000	299,548
5	CPPIB Capital Inc.	0.862%	5/4/17	100,000	99,847
5	CPPIB Capital Inc.	0.867%	6/21/17	300,000	299,193
4	Hydro-Quebec	0.842%	5/1/17	24,000	23,966
[3,4]	Ontario Teachers’ Finance Trust	1.399%	3/2/17	99,000	99,000
[3,4]	Ontario Teachers’ Finance Trust	1.391%	3/31/17	50,000	50,000
4	Ontario Teachers’ Finance Trust	1.239%	4/26/17	24,750	24,703
4	Ontario Teachers’ Finance Trust	1.228%	5/10/17	17,250	17,209

14

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
4	Ontario Teachers’ Finance Trust	1.239%	5/19/17	69,000	68,814
[3,4]	Ontario Teachers’ Finance Trust	1.148%	7/27/17	66,500	66,500
[3,4]	Ontario Teachers’ Finance Trust	1.230%	8/3/17	99,000	99,000
4	Ontario Teachers’ Finance Trust	1.269%	8/21/17	49,500	49,200
4	Ontario Teachers’ Finance Trust	1.310%	8/24/17	49,500	49,185
4	Ontario Teachers’ Finance Trust	1.259%	9/18/17	49,500	49,154
	Province of British Columbia	0.952%	3/22/17	66,440	66,403
	Province of Ontario	0.850%	5/4/17	50,000	49,925
5	PSP Capital Inc.	0.982%	4/17/17	55,000	54,930
5	PSP Capital Inc.	0.982%	4/18/17	119,000	118,844
5	PSP Capital Inc.	0.982%	4/19/17	35,800	35,752
5	PSP Capital Inc.	1.034%	5/5/17	95,000	94,823
5	PSP Capital Inc.	1.034%	5/8/17	74,250	74,105
5	PSP Capital Inc.	1.034%	5/9/17	50,250	50,151
5	PSP Capital Inc.	1.023%	5/24/17	94,500	94,275
5	PSP Capital Inc.	1.023%	5/25/17	76,000	75,817
5	PSP Capital Inc.	1.024%	5/30/17	67,500	67,328
5	PSP Capital Inc.	1.013%	6/1/17	37,525	37,428
5	PSP Capital Inc.	0.963%	6/20/17	24,750	24,677
5	PSP Capital Inc.	0.953%–0.963%	6/23/17	73,750	73,527
5	PSP Capital Inc.	0.943%	6/30/17	51,250	51,088
					2,942,431
Foreign Industrial (2.1%)
4	BASF SE	0.570%	3/1/17	115,750	115,750
	Nestle Finance International Ltd.	0.893%	6/22/17	249,750	249,052
4	Total Capital Canada Ltd.	0.957%	3/20/17	495,000	494,750
4	Total Capital Canada Ltd.	0.957%	3/22/17	291,250	291,088
4	Total Capital Canada Ltd.	0.952%	4/10/17	59,500	59,437
4	Total Capital Canada Ltd.	0.952%	4/11/17	386,250	385,832
4	Total Capital Canada Ltd.	0.942%	4/18/17	109,500	109,363
4	Total Capital Canada Ltd.	0.932%	4/28/17	38,500	38,442
4	Toyota Capital Canada Ltd.	0.952%	4/3/17	198,000	197,828
	Toyota Credit Canada Inc.	0.933%	3/8/17	49,500	49,491
	Toyota Credit Canada Inc.	0.882%	3/20/17	33,000	32,985
	Toyota Credit Canada Inc.	1.013%	4/5/17	49,500	49,451
	Toyota Credit Canada Inc.	1.187%	8/14/17	35,000	34,810
					2,108,279
Industrial (2.2%)
	General Electric Co.	0.550%	3/7/17	68,000	67,994
4	Merck & Co. Inc.	0.570%	3/7/17	50,750	50,745
4	Microsoft Corp.	0.852%	3/6/17	1,951,750	1,951,520
4	Novartis Finance Corp.	0.600%	3/1/17	40,750	40,750
4	Pfizer Inc.	0.550%	3/7/17	61,250	61,244
4	Wal-Mart Stores, Inc.	0.560%	3/6/17	34,000	33,997
					2,206,250
Total Commercial Paper (Cost $31,830,131)					31,830,131
Certificates of Deposit (41.3%)
Domestic Banks (8.2%)
	Citibank NA	1.060%	3/17/17	101,000	101,000
	Citibank NA	1.050%	4/3/17	396,000	396,000
3	HSBC Bank USA NA	1.380%	3/1/17	300,000	300,000
3	HSBC Bank USA NA	1.380%	3/3/17	300,000	300,000
3	HSBC Bank USA NA	1.377%	3/6/17	100,000	100,000

15

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
3 HSBC Bank USA NA	1.390%	4/3/17	90,000	90,000
3 HSBC Bank USA NA	1.390%	5/3/17	377,000	377,000
3 HSBC Bank USA NA	1.387%	5/4/17	97,000	97,000
3 HSBC Bank USA NA	1.247%	6/5/17	170,250	170,250
3 HSBC Bank USA NA	1.160%	9/1/17	407,000	407,000
3 JPMorgan Chase Bank NA	1.329%	4/21/17	55,000	55,000
3 JPMorgan Chase Bank NA	1.329%	5/2/17	72,000	72,000
3 State Street Bank & Trust Co.	1.178%	5/25/17	1,960,000	1,960,000
3 State Street Bank & Trust Co.	1.161%	6/21/17	991,000	991,000
3 Wells Fargo Bank NA	1.327%	3/22/17	200,000	200,000
3 Wells Fargo Bank NA	1.272%	4/18/17	500,000	500,000
3 Wells Fargo Bank NA	1.251%	5/2/17	250,000	250,000
3 Wells Fargo Bank NA	1.240%	5/4/17	500,000	500,000
3 Wells Fargo Bank NA	1.180%	6/1/17	500,000	500,000
3 Wells Fargo Bank NA	1.199%	6/21/17	400,000	400,000
3 Wells Fargo Bank NA	1.159%	7/24/17	362,000	362,000
				8,128,250
Eurodollar Certificates of Deposit (0.9%)
3 National Australia Bank Ltd.	1.167%	11/6/17	890,000	890,000

Yankee Certificates of Deposit (32.2%)
3 Bank of Montreal (Chicago Branch)	1.366%	3/7/17	483,500	483,500
3 Bank of Montreal (Chicago Branch)	1.179%	5/2/17	500,000	500,000
3 Bank of Montreal (Chicago Branch)	1.166%	6/7/17	1,054,000	1,054,000
3 Bank of Montreal (Chicago Branch)	1.159%	7/18/17	250,000	250,000
3 Bank of Montreal (Chicago Branch)	0.971%	9/1/17	378,000	378,000
3 Bank of Nova Scotia (Houston Branch)	1.341%	3/14/17	950,000	950,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	1.120%	5/17/17	1,000,000	1,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	1.130%	6/1/17	100,000	100,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	1.140%	6/1/17	150,000	150,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	1.140%	6/2/17	749,000	749,000
BNP Paribas SA (New York Branch)	0.690%	3/1/17	1,000,000	1,000,000
BNP Paribas SA (New York Branch)	0.670%	3/7/17	987,000	987,000
3 Canadian Imperial Bank of Commerce
(New York Branch)	1.341%	3/14/17	235,000	235,000
Canadian Imperial Bank of Commerce
(New York Branch)	1.100%	4/4/17	750,000	750,000
3 Canadian Imperial Bank of Commerce
(New York Branch)	1.170%	5/3/17	204,000	204,000
Credit Industriel et Commercial
(New York Branch)	0.690%	3/2/17	1,988,000	1,988,000
Credit Suisse AG (New York Branch)	1.150%	3/17/17	138,000	138,000
Credit Suisse AG (New York Branch)	1.150%	3/20/17	362,000	362,000
DNB Bank ASA (New York Branch)	0.660%	3/3/17	469,000	469,000
DNB Bank ASA (New York Branch)	1.040%	5/12/17	500,000	500,000
DNB Bank ASA (New York Branch)	1.060%	5/22/17	515,000	515,000
KBC Bank NV (New York Branch)	0.680%	3/1/17	1,989,000	1,989,000
Natixis (New York Branch)	0.690%	3/1/17	989,000	989,000
3 Nordea Bank AB (New York Branch)	1.325%	3/8/17	630,000	630,000
Nordea Bank AB (New York Branch)	0.985%	6/22/17	194,000	193,997

16

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Nordea Bank AB (New York Branch)	0.990%	6/30/17	198,250	198,247
Nordea Bank AB (New York Branch)	1.200%	7/24/17	154,000	154,000
Nordea Bank AB (New York Branch)	1.160%	7/26/17	200,000	200,000
3 Royal Bank of Canada (New York Branch)	1.379%	3/2/17	495,000	495,000
3 Royal Bank of Canada (New York Branch)	1.325%	3/8/17	497,000	497,000
3 Royal Bank of Canada (New York Branch)	1.151%	6/12/17	460,000	460,000
3 Royal Bank of Canada (New York Branch)	1.160%	7/3/17	125,000	125,000
3 Royal Bank of Canada (New York Branch)	1.159%	7/24/17	250,000	250,000
3 Royal Bank of Canada (New York Branch)	1.179%	8/23/17	1,000,000	1,000,000
Skandinaviska Enskilda Banken AB
(New York Branch)	0.650%	3/3/17	1,600,000	1,600,000
Skandinaviska Enskilda Banken AB
(New York Branch)	0.950%	5/30/17	885,000	885,000
Societe Generale (New York Branch)	0.640%	3/3/17	186,000	186,000
Sumitomo Mitsui Banking Corp.
(New York Branch)	1.100%	4/4/17	600,000	600,000
Sumitomo Mitsui Banking Corp.
(New York Branch)	1.100%	4/21/17	400,000	400,000
3 Svenska HandelsBanken (New York Branch)	1.377%	4/6/17	400,000	400,000
3 Svenska HandelsBanken (New York Branch)	1.199%	5/2/17	500,000	500,000
3 Svenska HandelsBanken (New York Branch)	1.317%	5/4/17	200,000	200,000
3 Svenska HandelsBanken (New York Branch)	1.248%	5/26/17	800,000	800,000
3 Svenska HandelsBanken (New York Branch)	1.157%	7/5/17	1,050,000	1,050,000
Svenska HandelsBanken (New York Branch)	1.210%	7/26/17	60,000	60,000
3 Swedbank AB (New York Branch)	1.351%	3/1/17	397,000	397,000
3 Toronto Dominion Bank (New York Branch)	1.145%	6/8/17	496,000	496,000
3 Toronto Dominion Bank (New York Branch)	1.335%	7/6/17	495,750	495,750
3 Toronto Dominion Bank (New York Branch)	1.192%	8/17/17	700,000	700,000
3 Toronto Dominion Bank (New York Branch)	1.239%	9/5/17	500,000	500,000
3 Toronto Dominion Bank (New York Branch)	1.220%	11/1/17	807,000	807,000
UBS AG (Stamford Branch)	1.010%	6/9/17	297,000	297,000
UBS AG (Stamford Branch)	1.010%	6/12/17	298,000	298,000
UBS AG (Stamford Branch)	1.010%	6/13/17	155,000	155,000
UBS AG (Stamford Branch)	1.050%	6/19/17	500,000	500,000
3 Westpac Banking Corp. (New York Branch)	1.226%	3/7/17	500,000	500,000
3 Westpac Banking Corp. (New York Branch)	1.317%	6/6/17	200,000	200,000
				31,970,494
Total Certificates of Deposit (Cost $40,988,744)				40,988,744
Other Notes (0.8%)
Bank of America NA	0.890%	3/1/17	170,250	170,250
Bank of America NA	1.060%	5/12/17	244,000	244,000
Bank of America NA	1.050%	6/1/17	169,500	169,500
Bank of America NA	1.060%	7/3/17	171,000	171,000
Total Other Notes (Cost $754,750)				754,750
Repurchase Agreements (1.2%)
Federal Reserve Bank of New York
(Dated 2/28/17, Repurchase Value
$1,182,016,000, collateralized by
U.S. Treasury Note/Bond 0.875%,
7/31/19, with a value of $1,182,016,000)	0.500%	3/1/17	1,182,000	1,182,000
Total Repurchase Agreements (Cost $1,182,000)				1,182,000

17

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
Tax-Exempt Municipal Bonds (1.7%)
6	Arizona Health Facilities Authority Revenue
	(Banner Health) VRDO	0.650%	3/7/17	61,705	61,705
6	Arizona Health Facilities Authority Revenue
	(Catholic Healthcare West) VRDO	0.640%	3/7/17	29,625	29,625
6	Big Bear Lake CA Industrial Revenue
	(Southwest Gas Corp. Project) VRDO	0.660%	3/7/17	33,500	33,500
[5,6]	BlackRock Municipal Income Trust TOB VRDO	0.750%	3/1/17	207,000	207,000
	Board of Regents of the University of
	Texas System Revenue Financing
	System Revenue VRDO	0.600%	3/7/17	99,495	99,495
	Board of Regents of the University of
	Texas System Revenue Financing
	System Revenue VRDO	0.600%	3/7/17	70,750	70,750
6	California GO VRDO	0.590%	3/7/17	15,315	15,315
6	Clackamas County OR Hospital Facility
	Authority Revenue (Legacy Health System)	0.630%	3/7/17	14,310	14,310
6	Clark County NV Airport Improvement
	Revenue VRDO	0.660%	3/7/17	88,650	88,650
6	Colorado Health Facilities Authority Revenue
	(Frasier Meadows Manor Project)	0.670%	3/7/17	10,000	10,000
6	Dallas TX Performing Arts Cultural Facilities
	(Dallas Center Foundation) VRDO	0.650%	3/7/17	18,965	18,965
6	East Baton Rouge Parish LA Sales Tax
	Revenue VRDO	0.680%	3/7/17	39,470	39,470
6	Emmaus PA General Authority Revenue VRDO	0.640%	3/7/17	10,600	10,600
6	Franklin County OH Hospital Facilities Revenue
	(US Health Corp. of Columbus) VRDO	0.630%	3/7/17	9,530	9,530
6	Greenville County SC Hospital System
	Revenue VRDO	0.630%	3/7/17	17,460	17,460
6	Illinois Finance Authority Revenue
	(Carle Healthcare System) VRDO	0.640%	3/7/17	16,400	16,400
6	Illinois Finance Authority Revenue
	(Ingalls Health System Obligated Group) VRDO	0.670%	3/7/17	28,475	28,475
6	Illinois Finance Authority Revenue
	(North Park University) VRDO	0.640%	3/7/17	14,800	14,800
	Illinois Finance Authority Revenue
	(Northwestern University) VRDO	0.600%	3/7/17	25,200	25,200
	Illinois Finance Authority Revenue
	(Northwestern University) VRDO	0.610%	3/7/17	13,500	13,500
6	Jacksonville FL Capital Project Revenue VRDO	0.660%	3/7/17	29,720	29,720
6	Kentucky Higher Education Student Loan Corp.
	Student Loan Revenue VRDO	0.700%	3/7/17	29,775	29,775
6	Livermore CA COP VRDO	0.620%	3/7/17	21,585	21,585
	Loudoun County VA Industrial Development
	Authority Revenue (Howard Hughes
	Medical Institute) VRDO	0.620%	3/7/17	19,465	19,465
	Loudoun County VA Industrial Development
	Authority Revenue (Howard Hughes
	Medical Institute) VRDO	0.630%	3/7/17	22,520	22,520
	Loudoun County VA Industrial Development
	Authority Revenue (Howard Hughes
	Medical Institute) VRDO	0.630%	3/7/17	26,700	26,700
6	Maine Health & Higher Educational Facilities
	Authority Revenue (Bowdoin College) VRDO	0.620%	3/7/17	9,705	9,705

18

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
	Maryland Economic Development Corp. Revenue
	(Howard Hughes Medical Institute) VRDO	0.630%	3/7/17	35,790	35,790
6	Monroe County GA Development Authority
	Pollution Control Revenue
	(Oglethorpe Power Co.) VRDO	0.640%	3/7/17	32,500	32,500
6	New Mexico Finance Authority Transportation
	Revenue VRDO	0.620%	3/7/17	14,550	14,550
6	New York City NY Housing Finance Agency
	Revenue (900 Eighth Avenue) VRDO	0.670%	3/7/17	17,000	17,000
6	New York City NY Housing Finance Agency
	Service Contract Revenue VRDO	0.630%	3/7/17	9,910	9,910
6	New York State Dormitory Authority Revenue
	(City University System) VRDO	0.630%	3/7/17	145,650	145,650
	New York State Dormitory Authority Revenue
	(Columbia University) VRDO	0.600%	3/7/17	9,000	9,000
6	New York State Housing Finance Agency
	Housing Revenue (625 W 57th St) VRDO	0.610%	3/7/17	48,705	48,705
6	New York State Housing Finance Agency
	Housing Revenue (Riverside Center 2) VRDO	0.640%	3/7/17	29,500	29,500
6	New York State Housing Finance Agency
	Revenue (Service Contract) VRDO	0.630%	3/7/17	14,500	14,500
6	Orange County CA Water District COP VRDO	0.620%	3/7/17	40,315	40,315
6	Pasadena CA COP VRDO	0.630%	3/7/17	23,100	23,100
6	San Francisco CA City & County International
	Airport Revenue VRDO	0.620%	3/7/17	39,370	39,370
6	Santa Clara County CA Financing Authority
	Lease Revenue (Multiple Facilities Projects)	0.630%	3/7/17	28,080	28,080
6	Southern California Public Power Authority
	Revenue (Magnolia Power Project) VRDO	0.600%	3/7/17	26,470	26,470
6	Syracuse NY Industrial Development Agency
	Civic Facility Revenue (Syracuse University
	Project) VRDO	0.610%	3/7/17	28,050	28,050
6	Tarrant County TX Cultural Education Facilities
	Finance Corp. Hospital Revenue
	(Methodist Hospitals of Dallas)	0.640%	3/7/17	16,565	16,565
6	University of Alabama at Birmingham Hospital
	Revenue VRDO	0.670%	3/7/17	16,800	16,800
	University of Texas Permanent University Fund
	Revenue VRDO	0.590%	3/7/17	107,635	107,635
	University of Texas Permanent University Fund
	Revenue VRDO	0.590%	3/7/17	50,870	50,870
Total Tax-Exempt Municipal Bonds (Cost $1,718,580)					1,718,580
Corporate Bonds (0.6%)
Industrial (0.6%)
3	Toyota Motor Credit Corp.	1.373%	4/24/17	605,000	605,000
Total Corporate Bonds (Cost $605,000)					605,000
Taxable Municipal Bonds (0.9%)
[5,6]	BlackRock Municipal Bond Trust TOB VRDO	0.750%	3/1/17	42,730	42,730
[5,6]	BlackRock Municipal Income Investment
	Quality Trust TOB VRDO	0.750%	3/1/17	30,715	30,715
[5,6]	BlackRock Municipal Income Trust II TOB VRDO	0.750%	3/1/17	105,850	105,850
[5,6]	BlackRock MuniHoldings Fund II, Inc. TOB VRDO	0.750%	3/1/17	40,385	40,385
[5,6]	BlackRock MuniHoldings Fund, Inc. TOB VRDO	0.750%	3/1/17	57,550	57,550

19

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
[5,6]	BlackRock MuniHoldings Quality Fund II, Inc.
	TOB VRDO	0.750%	3/1/17	38,905	38,905
[5,6]	BlackRock MuniHoldings Quality Fund II, Inc.
	TOB VRDO	0.750%	3/1/17	100,000	100,000
[5,6]	BlackRock MuniVest Fund II, Inc. TOB VRDO	0.750%	3/1/17	89,750	89,750
[5,6]	BlackRock MuniVest Fund, Inc. TOB VRDO	0.750%	3/1/17	130,340	130,340
[5,6]	BlackRock MuniYield Investment Quality Fund
	TOB VRDO	0.750%	3/1/17	89,100	89,100
[5,6]	BlackRock MuniYield Investment Quality Fund
	TOB VRDO	0.750%	3/1/17	41,065	41,065
[5,6]	BlackRock Strategic Municipal Trust TOB VRDO	0.750%	3/1/17	16,555	16,555
6	Illinois Finance Authority Revenue
	(Carle Foundation) VRDO	0.630%	3/7/17	17,500	17,500
5	Los Angeles CA Department of Water
	& Power Revenue TOB VRDO	0.740%	3/7/17	13,000	13,000
5	Massachusetts Transportation Fund Revenue
	TOB VRDO	0.740%	3/7/17	13,100	13,100
6	New York State Housing Finance Agency
	Housing Revenue VRDO	0.660%	3/7/17	33,000	33,000
5	Seattle WA Municipal Light & Power Revenue
	TOB VRDO	0.740%	3/7/17	12,400	12,400
	University of Texas System Revenue Financing
	System Revenue VRDO	0.670%	3/7/17	18,000	18,000
Total Taxable Municipal Bonds (Cost $889,945)					889,945
Total Investments (100.0%) (Cost $99,363,721)					99,363,721

					Amount
					($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard					7,175
Receivables for Investment Securities Sold					3,935
Receivables for Accrued Income					37,551
Receivables for Capital Shares Issued					209,522
Other Assets					90,607
Total Other Assets					348,790
Liabilities
Payables for Investment Securities Purchased					(63,000)
Payables for Capital Shares Redeemed					(255,199)
Payables for Distributions					(3,181)
Payables to Vanguard					(6,242)
Other Liabilities					(426)
Total Liabilities					(328,048)
Net Assets (100%)					99,384,463

20

Prime Money Market Fund

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	99,374,751
Undistributed Net Investment Income	216
Accumulated Net Realized Gains	9,496
Net Assets	99,384,463

Investor Shares—Net Assets
Applicable to 87,223,522,983 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	87,241,321
Net Asset Value Per Share—Investor Shares	$1.00

Admiral Shares—Net Assets
Applicable to 12,140,664,317 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,143,142
Net Asset Value Per Share—Admiral Shares	$1.00

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security.
4 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At February 28, 2017, the aggregate value of these securities was $21,104,889,000, representing 21.2% of net assets.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, the aggregate value of these securities was $2,579,779,000, representing 2.6% of net assets.
6 Scheduled principal and interest payments are guaranteed by bank letter of credit.
COP—Certificate of Participation.
GO—General Obligation Bond.
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

21

Prime Money Market Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Interest	424,771
Total Income	424,771
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,622
Management and Administrative—Investor Shares	57,568
Management and Administrative—Admiral Shares	5,822
Marketing and Distribution—Investor Shares	11,766
Marketing and Distribution—Admiral Shares	224
Custodian Fees	534
Shareholders’ Reports—Investor Shares	1,024
Shareholders’ Reports—Admiral Shares	33
Trustees’ Fees and Expenses	61
Total Expenses	78,654
Net Investment Income	346,117
Realized Net Gain (Loss) on Investment Securities Sold	3,526
Net Increase (Decrease) in Net Assets Resulting from Operations	349,643

See accompanying Notes, which are an integral part of the Financial Statements.

22

Prime Money Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	346,117	444,857
Realized Net Gain (Loss)	3,526	2,974
Net Increase (Decrease) in Net Assets Resulting from Operations	349,643	447,831
Distributions
Net Investment Income
Investor Shares	(300,199)	(344,430)
Admiral Shares[1]	(45,702)	(100,426)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares[1]	—	—
Total Distributions	(345,901)	(444,856)
Capital Share Transactions (at $1.00 per share)
Investor Shares	(12,972,117)	(5,612,729)
Admiral Shares[1]	(4,286,652)	(12,558,967)
Net Increase (Decrease) from Capital Share Transactions	(17,258,769)	(18,171,696)
Total Increase (Decrease)	(17,255,027)	(18,168,721)
Net Assets
Beginning of Period	116,639,490	134,808,211
End of Period[2]	99,384,463	116,639,490

1 Institutional Shares were renamed Admiral Shares in December 2015.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $216,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Prime Money Market Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.003	.0032	.0002	.0001	.0002	.0004
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.003	.0032	.0002	.0001	.0002	.0004
Distributions
Dividends from Net Investment Income	(.003)	(.0032)	(.0002)	(.0001)	(.0002)	(.0004)
Distributions from Realized Capital Gains	—	—	—	(.0000)[1]	—	—
Total Distributions	(.003)	(.0032)	(.0002)	(.0001)	(.0002)	(.0004)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.33%	0.32%	0.02%	0.02%	0.02%	0.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$87,241	$100,210	$105,820	$101,910	$102,160	$90,212
Ratio of Expenses to
Average Net Assets[3]	0.16%	0.16%	0.15%	0.14%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	0.66%	0.32%	0.02%	0.01%	0.02%	0.04%

The expense ratio and net investment income ratio for the current period have been annualized.

1 Distribution was less than $.0001 per share.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 For the years ended August 31, 2012, through August 31, 2016, the ratio of total expenses to average net assets before an expense reduction was 0.16%, 0.16%, 0.16%, 0.17%, and 0.16%. For the six months ended February 28, 2017, there was no expense reduction.

See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Prime Money Market Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.004	.004	.001	.001	.001	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.004	.004	.001	.001	.001	.001
Distributions
Dividends from Net Investment Income	(. 004)	(. 004)	(. 001)	(. 001)	(. 001)	(. 001)
Distributions from Realized Capital Gains	—	—	—	(.000)[1]	—	—
Total Distributions	(. 004)	(. 004)	(. 001)	(. 001)	(. 001)	(. 001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.36%	0.38%	0.07%	0.06%	0.07%	0.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,143	$16,429	$28,988	$28,699	$27,015	$24,543
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.09%
Ratio of Net Investment Income to
Average Net Assets	0.72%	0.38%	0.07%	0.05%	0.07%	0.11%

The expense ratio and net investment income ratio for the current period have been annualized.

Institutional Shares were renamed Admiral Shares in December 2015. Prior periods’ Financial Highlights are for the Institutional class.

1 Distribution was less than $.0001 per share.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Prime Money Market Fund

Notes to Financial Statements

Vanguard Prime Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. Effective December 2015, Institutional Shares were renamed Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of

26

Prime Money Market Fund

Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017, the fund had contributed to Vanguard capital in the amount of $7,175,000, representing 0.01% of the fund’s net assets and 2.87% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The fund is not obligated to repay this amount to Vanguard. For the period ended February 28, 2017, the fund did not receive an expense reduction from Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

27

Prime Money Market Fund

At February 28, 2017, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2017		August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	42,590,467	42,589,533	101,526,451	101,527,243
Issued in Lieu of Cash Distributions	280,943	280,943	335,584	335,584
Redeemed	(55,843,527)	(55,843,530)	(107,474,764)	(107,474,762)
Net Increase (Decrease)—Investor Shares	(12,972,117)	(12,973,054)	(5,612,729)	(5,611,935)
Admiral Shares[1]
Issued	5,039,372	5,040,304	17,763,247	17,762,458
Issued in Lieu of Cash Distributions	43,215	43,215	96,589	96,589
Redeemed	(9,369,239)	(9,369,239)	(30,418,803)	(30,418,803)
Net Increase (Decrease) —Admiral Shares	(4,286,652)	(4,285,720)	(12,558,967)	(12,559,756)
1 Institutional Shares were renamed Admiral Shares in December 2015.

E. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

28

Federal Money Market Fund

Fund Profile
As of February 28, 2017

Financial Attributes
Ticker Symbol	VMFXX
Expense Ratio[1]	0.11%
7-Day SEC Yield	0.49%
Average Weighted
Maturity	50 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	51.6%
U.S. Government Obligations	23.5
Repurchase Agreements	24.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

1 The expense ratio shown is from the prospectus dated December 23, 2016, and represents estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratio was 0.11%.

29

Federal Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Fiscal-Year Total Returns (%): August 31, 2006, Through February 28, 2017
		US Gov’t Money
		Market Funds
		Average
Fiscal Year	Total Returns	Total Returns
2007	5.17%	4.58%
2008	3.46	2.71
2009	1.06	0.43
2010	0.04	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.01	0.00
2014	0.02	0.00
2015	0.01	0.00
2016	0.23	0.00
2017	0.19	0.04
7-day SEC yield (2/28/2017): 0.49%
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Federal Money Market Fund	7/13/1981	0.30%	0.08%	0.83%

See Financial Highlights for dividend information.

30

Federal Money Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (80.1%)
2	Federal Home Loan Bank Discount Notes	0.470%–0.530%	3/1/17	433,846	433,846
2	Federal Home Loan Bank Discount Notes	0.450%	3/2/17	917	917
2	Federal Home Loan Bank Discount Notes	0.516%–0.529%	3/3/17	823,500	823,476
2	Federal Home Loan Bank Discount Notes	0.530%	3/14/17	75,000	74,986
2	Federal Home Loan Bank Discount Notes	0.576%	3/16/17	100,000	99,976
2	Federal Home Loan Bank Discount Notes	0.550%	3/17/17	81,600	81,580
2	Federal Home Loan Bank Discount Notes	0.530%	3/21/17	500,000	499,853
2	Federal Home Loan Bank Discount Notes	0.530%	3/22/17	300,000	299,907
2	Federal Home Loan Bank Discount Notes	0.551%	3/24/17	270,000	269,905
2	Federal Home Loan Bank Discount Notes	0.541%	3/31/17	200,500	200,410
2	Federal Home Loan Bank Discount Notes	0.536%	4/5/17	200,000	199,896
2	Federal Home Loan Bank Discount Notes	0.535%–0.536%	4/12/17	1,846,000	1,844,848
2	Federal Home Loan Bank Discount Notes	0.535%–0.536%	4/19/17	1,407,700	1,406,675
2	Federal Home Loan Bank Discount Notes	0.536%	4/20/17	350,000	349,740
2	Federal Home Loan Bank Discount Notes	0.547%–0.549%	4/21/17	722,400	721,841
2	Federal Home Loan Bank Discount Notes	0.551%	4/26/17	168,000	167,856
2	Federal Home Loan Bank Discount Notes	0.546%–0.550%	4/28/17	879,135	878,360
2	Federal Home Loan Bank Discount Notes	0.546%	5/1/17	300,000	299,723
2	Federal Home Loan Bank Discount Notes	0.551%	5/5/17	199,000	198,802
2	Federal Home Loan Bank Discount Notes	0.551%–0.556%	5/19/17	763,584	762,660
2	Federal Home Loan Bank Discount Notes	0.576%	5/22/17	1,000,000	998,690
2	Federal Home Loan Bank Discount Notes	0.556%–0.561%	5/24/17	587,191	586,427
2	Federal Home Loan Bank Discount Notes	0.556%	5/26/17	1,980,600	1,977,974
2	Federal Home Loan Bank Discount Notes	0.566%	5/31/17	625,000	624,107
[2,3]	Federal Home Loan Banks	0.790%	3/1/17	25,000	25,000
[2,3]	Federal Home Loan Banks	0.799%	3/2/17	125,000	125,000
[2,3]	Federal Home Loan Banks	0.872%	3/3/17	75,000	75,000
[2,3]	Federal Home Loan Banks	0.793%	3/9/17	235,000	235,000
[2,3]	Federal Home Loan Banks	0.792%	3/10/17	175,000	175,000
[2,3]	Federal Home Loan Banks	0.781%	3/14/17	88,500	88,499
[2,3]	Federal Home Loan Banks	0.791%	3/14/17	100,000	100,000
[2,3]	Federal Home Loan Banks	0.790%	3/15/17	100,000	100,000
[2,3]	Federal Home Loan Banks	0.830%	3/16/17	50,000	50,000
[2,3]	Federal Home Loan Banks	0.919%	3/21/17	100,000	100,000

31

Federal Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
[2,3]	Federal Home Loan Banks	0.841%	4/19/17	100,000	100,000
[2,3]	Federal Home Loan Banks	1.001%	7/21/17	160,000	160,187
[2,3]	Federal Home Loan Banks	0.612%	7/27/17	432,400	432,241
[2,3]	Federal Home Loan Banks	0.722%	8/17/17	1,000,000	1,000,000
[2,3]	Federal Home Loan Banks	0.740%	8/17/17	200,000	200,000
[2,3]	Federal Home Loan Banks	0.731%	8/21/17	500,000	500,000
[2,3]	Federal Home Loan Banks	0.719%	8/23/17	250,000	250,000
[2,3]	Federal Home Loan Banks	0.960%	10/19/17	250,000	250,000
[2,3]	Federal Home Loan Banks	0.728%	11/28/17	250,000	250,000
[2,3]	Federal Home Loan Banks	0.728%	11/28/17	250,000	250,000
[2,3]	Federal Home Loan Banks	0.726%	11/28/17	500,000	500,000
[2,3]	Federal Home Loan Banks	0.829%	3/2/18	250,000	250,003
[2,3]	Federal Home Loan Banks	0.756%	3/7/18	500,000	500,000
[2,3]	Federal Home Loan Banks	0.799%	3/23/18	500,000	500,000
[3,4]	Federal Home Loan Mortgage Corp.	0.786%	4/20/17	34,130	34,128
[3,4]	Federal Home Loan Mortgage Corp.	0.818%	4/27/17	85,000	85,001
[3,4]	Federal Home Loan Mortgage Corp.	0.909%	7/21/17	100,000	99,996
[3,4]	Federal Home Loan Mortgage Corp.	0.811%	11/13/17	600,000	600,000
[3,4]	Federal Home Loan Mortgage Corp.	0.842%	1/5/18	285,000	285,000
[3,4]	Federal Home Loan Mortgage Corp.	0.979%	1/8/18	125,000	125,000
[3,4]	Federal Home Loan Mortgage Corp.	0.621%	1/11/18	750,000	750,000
[3,4]	Federal Home Loan Mortgage Corp.	0.988%	1/12/18	25,000	25,000
[3,4]	Federal Home Loan Mortgage Corp.	0.840%	1/16/18	275,000	275,000
[3,4]	Federal Home Loan Mortgage Corp.	0.831%	1/29/18	500,000	500,000
[3,4]	Federal Home Loan Mortgage Corp.	0.763%	2/26/18	500,000	500,000
[3,4]	Federal Home Loan Mortgage Corp.	0.758%	3/9/18	650,000	650,000
[3,4]	Federal Home Loan Mortgage Corp.	0.792%	7/6/18	750,000	750,000
[3,4]	Federal National Mortgage Assn.	0.780%	8/16/17	300,000	299,972
[3,4]	Federal National Mortgage Assn.	0.785%	9/8/17	360,000	359,958
[3,4]	Federal National Mortgage Assn.	0.787%	10/5/17	331,890	331,873
[3,4]	Federal National Mortgage Assn.	0.944%	3/21/18	400,000	400,304
	United States Treasury Bill	0.432%–0.491%	3/2/17	1,250,500	1,250,483
	United States Treasury Bill	0.530%	3/9/17	2,000,000	1,999,764
	United States Treasury Bill	0.541%	3/16/17	1,400,000	1,399,685
	United States Treasury Bill	0.501%	3/23/17	500,000	499,847
	United States Treasury Bill	0.491%	4/6/17	1,700,000	1,699,167
	United States Treasury Bill	0.496%	4/13/17	1,000,000	999,409
	United States Treasury Bill	0.471%–0.536%	4/20/17	2,250,000	2,248,444
	United States Treasury Bill	0.476%	4/27/17	1,323,428	1,322,433
	United States Treasury Bill	0.501%	5/4/17	1,500,000	1,498,667
	United States Treasury Bill	0.536%	5/11/17	1,500,000	1,498,417
	United States Treasury Bill	0.627%	5/18/17	1,750,000	1,747,630
	United States Treasury Bill	0.607%	5/25/17	1,500,000	1,497,857
	United States Treasury Bill	0.617%	6/8/17	1,500,000	1,497,463
	United States Treasury Bill	0.647%	6/15/17	1,650,000	1,646,866
	United States Treasury Bill	0.647%	6/22/17	1,650,000	1,646,659
	United States Treasury Bill	0.662%	6/29/17	1,500,000	1,496,700
	United States Treasury Bill	0.632%	7/6/17	1,600,000	1,596,444
	United States Treasury Bill	0.622%	8/10/17	1,500,000	1,495,815
	United States Treasury Bill	0.647%	8/17/17	1,700,000	1,694,853
	United States Treasury Bill	0.672%	8/24/17	1,500,000	1,495,087
3	United States Treasury Floating Rate Note	0.686%	10/31/18	600,000	600,010
Total U.S. Government and Agency Obligations (Cost $56,921,317)					56,921,317

32

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Repurchase Agreements (20.6%)
Bank of Montreal
(Dated 2/28/17, Repurchase Value
$1,000,014,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.125%–1.250%,
4/15/18–7/15/24, and U.S. Treasury Note/Bond
0.625%–2.875%, 6/30/17–8/15/45, with a value
of $1,020,000,000)	0.510%	3/1/17	1,000,000	1,000,000
Bank of Montreal
(Dated 2/28/17, Repurchase Value $250,234,000,
collateralized by Treasury Inflation Indexed
Note/Bond 0.375%, 7/15/25, and U.S. Treasury
Note/Bond 1.375%, 2/15/20, with a value
of $255,000,000)	0.570%	3/7/17	250,000	250,000
Bank of Nova Scotia
(Dated 2/28/17, Repurchase Value
$1,200,017,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.125%–2.500%,
4/15/18–2/15/41, U.S. Treasury Bill 0.000%,
4/13/17–9/14/17, and U.S. Treasury Note/Bond
0.625%–8.750%, 5/15/17–8/15/45, with a value
of $1,224,000,000)	0.520%	3/1/17	1,200,000	1,200,000
Credit Agricole Corporate & Investment Bank
NY Branch (Dated 2/28/17, Repurchase Value
$1,250,018,000, collateralized by U.S. Treasury
Note/Bond 1.625%–5.375%, 4/30/23–2/15/31,
with a value of $1,275,000,000)	0.520%	3/1/17	1,250,000	1,250,000
Credit Agricole Corporate & Investment Bank
NY Branch (Dated 2/22/17, Repurchase Value
$500,051,000, collateralized by Treasury Inflation
Indexed Note/Bond 0.875%–3.875%, 7/15/17–
2/15/47, U.S. Treasury Bill 0.000%, 4/13/17,
and U.S. Treasury Note/Bond 0.750%–4.750%,
5/15/17–2/15/46, with a value of $510,000,000)	0.520%	3/1/17	500,000	500,000
Credit Agricole Corporate & Investment Bank
NY Branch (Dated 2/23/17, Repurchase Value
$500,051,000, collateralized by U.S. Treasury
Note/Bond 3.750%, 11/15/18, with a value
of $510,000,000)	0.520%	3/2/17	500,000	500,000
Credit Agricole Corporate & Investment Bank
NY Branch (Dated 2/28/17, Repurchase Value
$250,026,000, collateralized by U.S. Treasury
Note/Bond 0.625%–6.750%, 7/31/17–8/15/26,
with a value of $255,000,000)	0.530%	3/7/17	250,000	250,000
Federal Reserve Bank of New York
(Dated 2/28/17, Repurchase Value
$5,240,073,000, collateralized by U.S. Treasury
Note/Bond 1.500%–6.125%, 7/31/20–2/15/43,
with a value of $5,240,073,000)	0.500%	3/1/17	5,240,000	5,240,000
JP Morgan Securities LLC
(Dated 2/28/17, Repurchase Value
$500,007,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.125%, 7/15/22,
and U.S. Treasury Note/Bond 4.000%, 8/15/18,
with a value of $510,000,000)	0.520%	3/1/17	500,000	500,000

33

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
JP Morgan Securities LLC
(Dated 2/28/17, Repurchase Value $50,001,000,
collateralized by U.S. Treasury Note/Bond
1.375%, 5/31/21, with a value of $51,005,000)	0.520%	3/1/17	50,000	50,000
JP Morgan Securities LLC
(Dated 2/28/17, Repurchase Value $500,007,000,
collateralized by Treasury Inflation Indexed
Note/Bond 0.125%, 4/15/20–7/15/22, and
U.S. Treasury Note/Bond 3.750%–4.000%,
8/15/18–11/15/43, with a value of $510,001,000)	0.520%	3/1/17	500,000	500,000
Merrill Lynch Pierce Fenner & Smith Inc.
(Dated 2/28/17, Repurchase Value $175,003,000,
collateralized by U.S. Treasury Bill 0.000%,
4/13/17–11/9/17, and U.S. Treasury Note/Bond
0.590%–5.500%, 4/30/17–8/15/28, with a value
of $178,500,000)	0.520%	3/1/17	175,000	175,000
Mizuho Securities (USA) Inc.
(Dated 2/28/17, Repurchase Value $500,007,000,
collateralized by U.S. Treasury Bill 0.000%,
6/29/17–10/12/17, and U.S. Treasury Note/Bond
0.625%–2.125%, 2/28/18–2/29/24, with a value
of $510,000,000)	0.530%	3/1/17	500,000	500,000
RBC Capital Markets LLC
(Dated 1/4/17, Repurchase Value $250,222,000,
collateralized by Treasury Inflation Indexed
Note/Bond 2.500%, 1/15/29, and U.S. Treasury
Note/Bond 1.125%–3.125%, 4/30/17–5/15/25,
with a value of $255,000,000)	0.550%	3/3/17	250,000	250,000
RBC Capital Markets LLC
(Dated 2/15/17, Repurchase Value $500,443,000,
collateralized by Treasury Inflation Indexed
Note/Bond 0.125%–2.375%, 4/15/18–1/15/27,
U.S. Treasury Bill 0.000%, 5/4/17–12/7/17, and
U.S. Treasury Note/Bond 0.590%–8.875%,
3/31/17–5/15/44, with a value of $510,000,000)	0.560%	3/7/17	500,000	500,000
RBC Capital Markets LLC
(Dated 2/16/17, Repurchase Value $500,467,000,
collateralized by U.S. Treasury Bill 0.000%,
3/23/17–6/15/17, and U.S. Treasury Note/Bond
0.750%–3.625%, 6/30/17–5/15/45, with a value
of $510,000,000)	0.560%	3/7/17	500,000	500,000
RBC Capital Markets LLC
(Dated 2/28/17, Repurchase Value $250,229,000,
collateralized by Treasury Inflation Indexed
Note/Bond 0.125%, 7/15/24, and U.S. Treasury
Note/Bond 1.250%–2.875%, 12/31/18–5/15/43,
with a value of $255,000,000)	0.560%	3/7/17	250,000	250,000
TD Securities (USA) LLC
(Dated 2/22/17, Repurchase Value $275,028,000,
collateralized by Treasury Inflation Indexed
Note/Bond 3.375%, 4/15/32, and U.S. Treasury
Note/Bond 1.625%–6.500%, 7/31/20–11/15/46,
with a value of $280,500,000)	0.520%	3/1/17	275,000	275,000

34

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
TD Securities (USA) LLC
(Dated 2/22/17, Repurchase Value $100,010,000,
collateralized by U.S. Treasury Note/Bond
1.750%–2.750%, 5/15/23–8/15/42, with a
value of $102,000,000)	0.520%	3/1/17	100,000	100,000
TD Securities (USA) LLC
(Dated 2/23/17, Repurchase Value $400,041,000,
collateralized by Treasury Inflation Indexed
Note/Bond 0.125%–1.375%, 4/15/17–1/15/20,
and U.S. Treasury Note/Bond 0.625%–8.000%,
6/30/18–5/15/42, with a value of $408,000,000)	0.530%	3/2/17	400,000	400,000
TD Securities (USA) LLC
(Dated 2/28/17, Repurchase Value $400,042,000,
collateralized by Federal Farm Credit Bank
0.680%–5.200%, 7/3/17–2/6/26, Treasury Inflation
Indexed Note/Bond 0.125%–1.250%, 4/15/17–
7/15/25, U.S. Treasury Bill 0.000%, 3/16/17–
8/10/17, and U.S. Treasury Note/Bond 0.500%–
8.000%, 4/30/17–8/15/46, with a value
of $408,049,000)	0.540%	3/7/17	400,000	400,000
Total Repurchase Agreements (Cost $14,590,000)				14,590,000
Total Investments (100.7%) (Cost $71,511,317)				71,511,317

				Amount
				($000)
Other Assets and Liabilities (-0.7%)
Other Assets
Investment in Vanguard				4,981
Receivables for Accrued Income				6,253
Receivables for Capital Shares Issued				224,852
Other Assets				23,993
Total Other Assets				260,079
Liabilities
Payables for Investment Securities Purchased				(624,108)
Payables for Capital Shares Redeemed				(114,305)
Payables for Distributions				(344)
Payables to Vanguard				(3,191)
Total Liabilities				(741,948)
Net Assets (100%)
Applicable to 71,028,681,044 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				71,029,448
Net Asset Value Per Share				$1.00

35

Federal Money Market Fund

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	71,029,190
Undistributed Net Investment Income	4
Accumulated Net Realized Gains	254
Net Assets	71,029,448

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
See accompanying Notes, which are an integral part of the Financial Statements.

36

Federal Money Market Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Interest	146,374
Total Income	146,374
Expenses
The Vanguard Group—Note B
Investment Advisory Services	996
Management and Administrative	24,833
Marketing and Distribution	6,189
Custodian Fees	225
Shareholders’ Reports	152
Trustees’ Fees and Expenses	23
Total Expenses	32,418
Net Investment Income	113,956
Realized Net Gain (Loss) on Investment Securities Sold	198
Net Increase (Decrease) in Net Assets Resulting from Operations	114,154

See accompanying Notes, which are an integral part of the Financial Statements.

37

Federal Money Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	113,956	29,268
Realized Net Gain (Loss)	198	17
Net Increase (Decrease) in Net Assets Resulting from Operations	114,154	29,285
Distributions
Net Investment Income	(113,947)	(29,273)
Realized Capital Gain	—	—
Total Distributions	(113,947)	(29,273)
Capital Share Transactions (at $1.00 per share)
Issued	56,973,833	44,011,167
Issued in Lieu of Cash Distributions	111,744	28,230
Redeemed	(24,860,330)	(8,560,165)
Net Increase (Decrease) from Capital Share Transactions	32,225,247	35,479,232
Total Increase (Decrease)	32,225,454	35,479,244
Net Assets
Beginning of Period	38,803,994	3,324,750
End of Period[1]	71,029,448	38,803,994

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,000 and ($5,000).

See accompanying Notes, which are an integral part of the Financial Statements.

38

Federal Money Market Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.002	.0022	.0001	.0001	.0001	.0001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.002	.0022	.0001	.0001	.0001	.0001
Distributions
Dividends from Net Investment Income	(.002)	(.0022)	(.0001)	(.0001)	(.0001)	(.0001)
Distributions from Realized Capital Gains	—	—	—	(.0000)[1]	—	—
Total Distributions	(.002)	(.0022)	(.0001)	(.0001)	(.0001)	(.0001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.19%	0.23%	0.01%	0.02%	0.01%	0.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $71,029		$38,804	$3,325	$3,108	$3,522	$4,103
Ratio of Expenses to
Average Net Assets[3]	0.11%	0.11%	0.10%	0.09%	0.13%	0.12%
Ratio of Net Investment Income to
Average Net Assets	0.39%	0.27%	0.01%	0.01%	0.01%	0.01%

The expense ratio and net investment income ratio for the current period have been annualized.

1 Distribution was less than $.0001 per share.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 For the years ended August 31, 2012, through August 31, 2016, the ratio of total expenses to average net assets before an expense reduction was 0.11%, 0.11%, 0.11%, 0.14%, and 0.16%. For the six months ended February 28, 2017, there was no expense reduction.

See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Federal Money Market Fund

Notes to Financial Statements

Vanguard Federal Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities, and repurchase agreements collateralized by such instruments.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

40

Federal Money Market Fund

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017, the fund had contributed to Vanguard capital in the amount of $4,981,000, representing 0.01% of the fund’s net assets and 1.99% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The fund is not obligated to repay this amount to Vanguard. For the period ended February 28, 2017, the fund did not receive an expense reduction from Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2017, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

41

Treasury Money Market Fund

Fund Profile
As of February 28, 2017

Financial Attributes
Ticker Symbol	VUSXX
Expense Ratio[1]	0.09%
7-Day SEC Yield	0.46%
Average Weighted
Maturity	53 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

1 The expense ratio shown is from the prospectus dated December 23, 2016, and represents estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratio was 0.09%.

42

Treasury Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Fiscal-Year Total Returns (%): August 31, 2006, Through February 28, 2017
		iMoneyNet
		Average
Fiscal Year	Total Returns	Total Returns
2007	5.01%	4.34%
2008	3.08	2.08
2009	0.70	0.17
2010	0.03	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.02	0.00
2014	0.01	0.00
2015	0.01	0.00
2016	0.17	0.00
2017	0.17	0.03
7-day SEC yield (2/28/2017): 0.46%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.
Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Treasury Money Market Fund	12/14/1992	0.25%	0.06%	0.74%

See Financial Highlights for dividend information.

43

Treasury Money Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (104.7%)
	United States Treasury Bill	0.425%–0.495%	3/2/17	711,708	711,698
	United States Treasury Bill	0.450%–0.521%	3/9/17	542,989	542,924
	United States Treasury Bill	0.511%–0.531%	3/16/17	887,811	887,615
	United States Treasury Bill	0.491%–0.516%	3/23/17	655,821	655,617
	United States Treasury Bill	0.556%	3/30/17	1,101,731	1,101,238
	United States Treasury Bill	0.526%–0.531%	4/6/17	954,716	954,211
	United States Treasury Bill	0.491%–0.511%	4/13/17	696,217	695,795
	United States Treasury Bill	0.527%–0.532%	4/20/17	1,217,300	1,216,404
	United States Treasury Bill	0.506%	4/27/17	1,258,000	1,256,994
	United States Treasury Bill	0.511%–0.518%	5/4/17	1,012,139	1,011,209
	United States Treasury Bill	0.514%–0.531%	5/11/17	834,812	833,966
	United States Treasury Bill	0.514%–0.531%	5/18/17	1,010,000	1,008,843
	United States Treasury Bill	0.526%–0.591%	5/25/17	860,099	859,013
	United States Treasury Bill	0.516%–0.612%	6/1/17	1,337,000	1,335,099
	United States Treasury Bill	0.617%	6/8/17	586,000	585,009
	United States Treasury Bill	0.673%–0.675%	8/31/17	450,000	448,472
2	United States Treasury Floating Rate Note	0.593%	7/31/17	100,000	99,982
2	United States Treasury Floating Rate Note	0.684%	10/31/17	100,000	99,919
2	United States Treasury Floating Rate Note	0.788%	1/31/18	135,000	135,039
2	United States Treasury Floating Rate Note	0.686%	10/31/18	899,825	899,840
Total U.S. Government and Agency Obligations (Cost $15,338,887)					15,338,887
Total Investments (104.7%) (Cost $15,338,887)					15,338,887

44

Treasury Money Market Fund

Amount
($000)
Other Assets and Liabilities (-4.7%)
Other Assets
Investment in Vanguard	1,050
Receivables for Investment Securities Sold	447,959
Receivables for Accrued Income	700
Receivables for Capital Shares Issued	28,995
Other Assets	3,992
Total Other Assets	482,696
Liabilities
Payables for Investment Securities Purchased	(1,159,545)
Payables for Capital Shares Redeemed	(16,751)
Payables for Distributions	(126)
Payables to Vanguard	(541)
Other Liabilities	(4)
Total Liabilities	(1,176,967)
Net Assets (100%)
Applicable to 14,641,727,491 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	14,644,616
Net Asset Value Per Share	$1.00

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	14,644,767
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(151)
Net Assets	14,644,616

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 Adjustable-rate security.
See accompanying Notes, which are an integral part of the Financial Statements.

45

Treasury Money Market Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Interest	29,912
Total Income	29,912
Expenses
The Vanguard Group—Note B
Investment Advisory Services	226
Management and Administrative	4,553
Marketing and Distribution	1,360
Custodian Fees	72
Shareholders’ Reports	64
Trustees’ Fees and Expenses	6
Total Expenses	6,281
Net Investment Income	23,631
Realized Net Gain (Loss) on Investment Securities Sold	(126)
Net Increase (Decrease) in Net Assets Resulting from Operations	23,505

See accompanying Notes, which are an integral part of the Financial Statements.

46

Treasury Money Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,631	17,671
Realized Net Gain (Loss)	(126)	(25)
Net Increase (Decrease) in Net Assets Resulting from Operations	23,505	17,646
Distributions
Net Investment Income	(23,631)	(17,671)
Realized Capital Gain	—	—
Total Distributions	(23,631)	(17,671)
Capital Share Transactions (at $1.00 per share)
Issued	5,459,445	5,596,836
Issued in Lieu of Cash Distributions	22,991	17,175
Redeemed	(3,640,781)	(2,198,831)
Net Increase (Decrease) from Capital Share Transactions	1,841,655	3,415,180
Total Increase (Decrease)	1,841,529	3,415,155
Net Assets
Beginning of Period	12,803,087	9,387,932
End of Period[1]	14,644,616	12,803,087
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Treasury Money Market Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0017	.0017	.0001	.0001	.0002	.0001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.0017	.0017	.0001	.0001	.0002	.0001
Distributions
Dividends from Net Investment Income	(.0017)	(.0017)	(.0001)	(.0001)	(.0002)	(.0001)
Distributions from Realized Capital Gains	—	—	—	(.0000)[1]	—	—
Total Distributions	(.0017)	(.0017)	(.0001)	(.0001)	(.0002)	(.0001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.17%	0.17%	0.01%	0.01%	0.02%	0.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $14,645		$12,803	$9,388	$10,365	$11,660	$13,354
Ratio of Expenses to
Average Net Assets[3]	0.09%	0.09%	0.04%	0.05%	0.08%	0.05%
Ratio of Net Investment Income to
Average Net Assets	0.34%	0.18%	0.01%	0.01%	0.02%	0.01%

The expense ratio and net investment income ratio for the current period have been annualized.

1 Distribution was less than $.0001 per share.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 For the years ended August 31, 2012, through August 31, 2016, the ratio of total expenses to average net assets before an expense reduction was 0.09%, 0.09%, 0.09%, 0.09%, and 0.10%. For the six months ended February 28, 2017, there was no expense reduction.

See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Treasury Money Market Fund

Notes to Financial Statements

Vanguard Treasury Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

49

Treasury Money Market Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017, the fund had contributed to Vanguard capital in the amount of $1,050,000, representing 0.01% of the fund’s net assets and 0.42% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The fund is not obligated to repay this amount to Vanguard. For the period ended February 28, 2017, the fund did not receive an expense reduction from Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2017, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

50

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

51

Six Months Ended February 28, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2016	2/28/2017	Period
Based on Actual Fund Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,003.31	$0.79
Admiral Shares	1,000.00	1,003.61	0.50
Federal Money Market Fund	$1,000.00	$1,001.86	$0.55
Treasury Money Market Fund	$1,000.00	$1,001.67	$0.45
Based on Hypothetical 5% Yearly Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,024.00	$0.80
Admiral Shares	1,000.00	1,024.30	0.50
Federal Money Market Fund	$1,000.00	$1,024.25	$0.55
Treasury Money Market Fund	$1,000.00	$1,024.35	$0.45

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for the period are: for the Prime Money Market Fund, 0.16% for Investor Shares and 0.10% for Admiral Shares; for the Federal Money Market Fund, 0.11%; and for the Treasury Money Market Fund, 0.09%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

52

Glossary

SEC Yields. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

53

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017),

Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q302 042017

Semiannual Report | February 28, 2017

Vanguard S&P Mid-Cap 400 Index Funds

Vanguard S&P Mid-Cap 400 Index Fund

Vanguard S&P Mid-Cap 400 Value Index Fund

Vanguard S&P Mid-Cap 400 Growth Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
S&P Mid-Cap 400 Index Fund.	6
S&P Mid-Cap 400 Value Index Fund.	23
S&P Mid-Cap 400 Growth Index Fund.	39
About Your Fund’s Expenses.	55
Glossary.	57

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• U.S. value stocks generally outperformed their growth counterparts during the six months ended February 28, 2017. The performance of the Vanguard S&P Mid-Cap 400 Index Funds mirrored this broad market trend.

• Results ranged from more than 8% for the Growth Index Fund to more than 13% for the Value Index Fund. The S&P Mid-Cap 400 Index Fund, which includes both value and growth stocks, returned more than 11%.

• All three funds closely tracked their target indexes and exceeded the average returns of their peers.

• Financials, information technology, industrials, and materials were the top contributing sectors in all three funds. Consumer staples posted negative results in two of the funds and just a tiny gain in the Growth Index Fund. Energy stocks recorded a notable loss in the Growth Index Fund but small gains in the other two.

Total Returns: Six Months Ended February 28, 2017
Total
Returns
Vanguard S&P Mid-Cap 400 Index Fund
ETF Shares
Market Price	11.26%
Net Asset Value	11.29
Institutional Shares	11.33
S&P MidCap 400 Index	11.37
Mid-Cap Core Funds Average	10.33
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Mid-Cap 400 Value Index Fund
ETF Shares
Market Price	13.41%
Net Asset Value	13.46
Institutional Shares	13.53
S&P MidCap 400 Value Index	13.54
Mid-Cap Value Funds Average	11.47
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard S&P Mid-Cap 400 Growth Index Fund
ETF Shares
Market Price	8.52%
Net Asset Value	8.58
Institutional Shares	8.64
S&P MidCap 400 Growth Index	8.66
Mid-Cap Growth Funds Average	7.40
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P Mid-Cap 400 Index Fund	0.15%	0.08%	1.13%
S&P Mid-Cap 400 Value Index Fund	0.20	0.08	1.20
S&P Mid-Cap 400 Growth Index Fund	0.20	0.08	1.28

The fund expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the funds’ annualized expense ratios were: for the S&P Mid-Cap 400 Index Fund, 0.16% for ETF Shares and 0.08% for Institutional Shares; for the S&P Mid-Cap 400 Value Index Fund, 0.21% for ETF Shares and 0.08% for Institutional Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.21% for ETF Shares and 0.08% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the S&P Mid-Cap 400 Index Fund, Mid-Cap Core Funds; for the S&P Mid-Cap 400 Value Index Fund, Mid-Cap Value Funds; and for the S&P Mid-Cap 400 Growth Index Fund, Mid-Cap Growth Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

More than a decade ago, a Vanguard client asked us to help improve its defined contribution retirement plan. New hires were participating in the plan at lower rates than in previous years, and the client wanted to reverse this trend. Another priority was to help more participants invest their retirement savings in balanced portfolios.

The overall goal of this longtime client: Give employees a better chance to achieve financial security in retirement.

Today, that plan automatically enrolls employees at a 5% contribution rate, puts them in a low-cost target-date fund that takes on less risk as they near retirement, and offers a comprehensive suite of advice services. On top of that, employees get an employer contribution of 5% and are eligible for a company match.

Because of this combination of attractive features and generous employer contributions, nearly all new hires now participate in the plan, 81% of plan participants invest their retirement savings in balanced portfolios, and 87% of participants meet or exceed Vanguard’s recommended total retirement savings target. (Vanguard generally recommends that retirement investors save 12%–15% of pay, including company matches.)

3

Changing the retirement landscape

Am I singling out an isolated Vanguard success story? Absolutely not.

Stories like these are becoming increasingly common with employer-based retirement plans, particularly among large and midsize companies. Solutions such as automatic enrollment, automatic contribution increases, and default investment in target-date funds are having a positive effect.

Insights from the relatively new discipline of behavioral finance have contributed to the advances. Simply put, retirement plans are making natural human inertia work for future retirees, rather than against them, by putting savings on autopilot as much as possible.

More than 60% of Vanguard participants are in plans with automatic enrollment, which has led to a big jump in participation. Today, more than four-fifths of eligible employees are saving for retirement, compared with only two-thirds ten years ago.

In addition, many plans have adopted automatic-escalation features, which increase plan contributions at regular intervals until a maximum level is reached or an employee opts out. Automatic increases are a crucial tool for boosting retirement savings rates.

The growing use of target-date funds is another enormous benefit. More than 70% of all participants in Vanguard plans invest at least part of their retirement savings in

Market Barometer
			Total Returns
		Periods Ended February 28, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.10%	25.53%	13.94%
Russell 2000 Index (Small-caps)	12.61	36.11	12.89
Russell 3000 Index (Broad U.S. market)	10.29	26.29	13.85
FTSE All-World ex US Index (International)	5.40	19.87	4.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.19%	1.42%	2.24%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.80	0.25	3.07
Citigroup Three-Month U.S. Treasury Bill Index	0.19	0.32	0.10

CPI
Consumer Price Index	1.14%	2.74%	1.36%

4

these age-appropriate, diversified strategies. And nearly 50% of Vanguard participants are invested solely in a single target-date fund.

Consider a do-it-yourself autopilot

But what if you don’t have access to a world-class, employer-based retirement plan? Unfortunately, not everyone does, which is an important policy issue.

However, you can still put the features of these plans to work. For example, you can set up automatic contributions from your paycheck to an IRA. And you can adopt your own automatic escalation by investing any pay raises.

You can also take a page from top-quality retirement plans by considering a low-cost, globally diversified target-date fund. The beauty of this approach is that you don’t need to remember to rebalance your portfolio—the fund does it for you.

Of course, you can take a more active role in picking your own investments, and this can be a good choice for some. But keep in mind the lessons from successful employer-based plans: Busy workers, faced with a lot of competing priorities, are often best served by putting their retirement savings on autopilot.

Winning by default

In highlighting some recent successes in retirement savings, I don’t want to minimize the challenges we still face. We’re living in a slow-growth, uncertain world, and investment returns for both stocks and bonds could well be modest in the coming decade.

But I believe the innovations we’ve seen in the last ten years in many retirement plans—you might call it the “default revolution”—point the way toward a solution. And that even goes for people whose employers don’t have a world-class retirement plan.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

March 14, 2017

5

S&P Mid-Cap 400 Index Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics
	ETF		Institutional
	Shares		Shares
Ticker Symbol	IVOO		VSPMX
Expense Ratio[1]	0.15%		0.08%
30-Day SEC Yield	1.35%		1.41%

Portfolio Characteristics
			DJ
		S&P	U.S. Total
		MidCap	Market
	Fund	400 Index	FA Index
Number of Stocks	401	400	3,807
Median Market Cap	$5.2B	$5.2B	$57.6B
Price/Earnings Ratio	27.7x	27.6x	24.8x
Price/Book Ratio	2.6x	2.7x	3.0x
Return on Equity	13.4%	13.4%	16.4%
Earnings Growth Rate	10.1%	10.1%	7.6%
Dividend Yield	1.5%	1.5%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	12%	—	—
Short-Term Reserves	0.3%	—	—

Sector Diversification (% of equity exposure)

			DJ
			U.S.
			Total
		S&P	Market
		MidCap	FA
	Fund 400	Index	Index
Consumer Discretionary	11.2%	11.1%	12.4%
Consumer Staples	4.1	4.1	8.4
Energy	3.5	3.5	6.2
Financials	16.8	17.2	15.3
Health Care	7.5	7.5	13.4
Industrials	14.6	14.6	10.8
Information Technology	18.2	18.1	20.7
Materials	7.9	7.8	3.4
Real Estate	10.7	10.5	4.1
Telecommunication
Services	0.1	0.2	2.1
Utilities	5.4	5.4	3.2

Volatility Measures
		DJ
	S&P	U.S. Total
	MidCap	Market
	400 Index	FA Index
R-Squared	1.00	0.85
Beta	1.00	1.04

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Advanced Micro Devices
Inc.	Semiconductors	0.6%
Synopsys Inc.	Application Software	0.6
Alexandria Real Estate
Equities Inc.	Office REITs	0.6
ResMed Inc.	Health Care
	Equipment	0.6
Huntington Ingalls	Aerospace &
Industries Inc.	Defense	0.6
Alleghany Corp.	Reinsurance	0.6
SVB Financial Group	Regional Banks	0.6
CDK Global Inc.	Application Software	0.6
Raymond James	Investment Banking
Financial Inc.	& Brokerage	0.6
WhiteWave Foods Co.	Packaged Foods &
	Meats	0.6
Top Ten		6.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.16% for ETF Shares and 0.08% for Institutional Shares.

6

S&P Mid-Cap 400 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2017

Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		20.63%	15.20%	14.87%
Net Asset Value		20.56	15.18	14.86
Institutional Shares	3/28/2011[1]	20.66	15.26	11.48

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

7

S&P Mid-Cap 400 Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (11.1%)
	Domino’s Pizza Inc.	50,813	9,645
*	NVR Inc.	3,725	7,208
	Gentex Corp.	302,771	6,367
	Service Corp. International	201,299	6,186
	Brunswick Corp.	94,777	5,676
	Thor Industries Inc.	50,567	5,604
*	Toll Brothers Inc.	157,696	5,384
^	Polaris Industries Inc.	62,960	5,365
	Dunkin’ Brands Group Inc.	96,930	5,332
*	Panera Bread Co. Class A	23,070	5,325
	Pool Corp.	43,682	5,011
	Cinemark Holdings Inc.	111,731	4,678
	Carter’s Inc.	52,167	4,591
	Dick’s Sporting Goods Inc.	92,920	4,548
	Williams-Sonoma Inc.	86,056	4,181
^	Cracker Barrel Old
	Country Store Inc.	25,399	4,089
*	Live Nation
	Entertainment Inc.	139,718	3,969
	CST Brands Inc.	79,973	3,849
*	AMC Networks Inc.
	Class A	62,275	3,725
*	Skechers U.S.A. Inc.
	Class A	140,869	3,616
*	Sally Beauty Holdings Inc.	152,788	3,342
*	Kate Spade & Co.	135,878	3,242
	Tupperware Brands Corp.	53,613	3,238
	Jack in the Box Inc.	34,278	3,212
	Cable One Inc.	4,967	3,106
*	Buffalo Wild Wings Inc.	19,297	2,991
	Wendy’s Co.	212,579	2,963
*	Helen of Troy Ltd.	29,561	2,888
	Dana Inc.	152,503	2,881
	Texas Roadhouse Inc.
	Class A	68,041	2,878
	American Eagle
	Outfitters Inc.	181,288	2,873
	Cheesecake Factory Inc.	46,778	2,856

	CalAtlantic Group Inc.	77,515	2,739
	Graham Holdings Co.
	Class B	4,932	2,655
^	GameStop Corp. Class A	108,032	2,640
*	Cabela’s Inc.	54,458	2,551
	John Wiley & Sons Inc.
	Class A	47,648	2,487
*,^	Tempur Sealy
	International Inc.	53,418	2,467
*	Murphy USA Inc.	38,474	2,451
	Meredith Corp.	38,742	2,429
	Big Lots Inc.	47,204	2,423
	Office Depot Inc.	560,340	2,337
	Cooper Tire & Rubber Co.	56,414	2,282
^	Brinker International Inc.	52,658	2,224
	Papa John’s
	International Inc.	28,173	2,223
*	Sotheby’s	48,876	2,206
*,^	JC Penney Co. Inc.	326,961	2,073
	Churchill Downs Inc.	13,207	1,985
	Chico’s FAS Inc.	137,054	1,985
	DeVry Education Group Inc.	60,448	1,943
	New York Times Co.
	Class A	129,204	1,861
*	TRI Pointe Group Inc.	154,504	1,845
	Time Inc.	105,070	1,844
	Aaron’s Inc.	67,416	1,839
*	Deckers Outdoor Corp.	34,036	1,798
^	KB Home	88,268	1,567
	Dillard’s Inc. Class A	27,328	1,490
	HSN Inc.	33,792	1,274
*	Vista Outdoor Inc.	62,390	1,262
	International Speedway
	Corp. Class A	27,457	1,019
*	Fossil Group Inc.	44,451	841
			199,559
Consumer Staples (4.1%)
*	WhiteWave Foods Co.
	Class A	187,307	10,317
	Ingredion Inc.	76,517	9,250
	Lamb Weston Holdings Inc.	146,567	5,744

8

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
*	Post Holdings Inc.	68,558	5,613
*	TreeHouse Foods Inc.	59,946	5,100
	Casey’s General Stores Inc.	41,400	4,743
*	Edgewell Personal Care Co.	61,191	4,518
*	Hain Celestial Group Inc.	109,298	3,867
	Flowers Foods Inc.	193,048	3,718
	Energizer Holdings Inc.	65,458	3,591
	Snyder’s-Lance Inc.	90,420	3,579
	Lancaster Colony Corp.	20,642	2,721
*	Sprouts Farmers
	Market Inc.	141,872	2,619
*	United Natural Foods Inc.	53,562	2,306
*	Avon Products Inc.	463,954	2,041
	Dean Foods Co.	95,984	1,751
*	Boston Beer Co. Inc.
	Class A	9,591	1,522
^	Tootsie Roll Industries Inc.	18,464	723
			73,723
Energy (3.5%)
	HollyFrontier Corp.	185,773	5,439
*	Energen Corp.	102,577	5,385
*	WPX Energy Inc.	411,543	5,309
	Patterson-UTI Energy Inc.	173,196	4,784
	Nabors Industries Ltd.	299,478	4,384
*	QEP Resources Inc.	253,971	3,495
	Ensco plc Class A	321,394	3,130
	Western Refining Inc.	83,931	3,065
	Oceaneering
	International Inc.	103,984	2,945
*	CONSOL Energy Inc.	187,318	2,917
*	Gulfport Energy Corp.	163,765	2,840
	World Fuel Services Corp.	74,710	2,702
*	Superior Energy
	Services Inc.	160,899	2,655
	SM Energy Co.	102,431	2,525
*	Dril-Quip Inc.	39,849	2,445
*	Rowan Cos. plc Class A	133,025	2,410
*	Oil States International Inc.	54,487	2,005
	Noble Corp. plc	258,018	1,724
*,^	Diamond Offshore
	Drilling Inc.	68,429	1,152
*	Denbury Resources Inc.	422,718	1,146
			62,457
Financials (16.8%)
*	Alleghany Corp.	16,295	10,523
*	SVB Financial Group	55,050	10,508
	Raymond James
	Financial Inc.	133,539	10,491
	Everest Re Group Ltd.	43,198	10,158
	MSCI Inc. Class A	99,475	9,409
*	Signature Bank	56,734	8,936
	Reinsurance Group of
	America Inc. Class A	67,859	8,826
	East West Bancorp Inc.	152,351	8,245
	New York Community
	Bancorp Inc.	514,729	7,865

	MarketAxess Holdings Inc.	39,714	7,753
	FactSet Research
	Systems Inc.	42,203	7,508
	WR Berkley Corp.	102,612	7,287
	American Financial
	Group Inc.	77,093	7,251
	SEI Investments Co.	142,031	7,151
	PacWest Bancorp	127,110	7,004
	RenaissanceRe
	Holdings Ltd.	43,491	6,421
	Endurance Specialty
	Holdings Ltd.	67,867	6,307
	Eaton Vance Corp.	119,857	5,589
	Cullen/Frost Bankers Inc.	59,211	5,475
	Prosperity Bancshares Inc.	73,424	5,473
	Synovus Financial Corp.	129,234	5,456
	Commerce Bancshares Inc.	92,169	5,440
	Old Republic International
	Corp.	258,064	5,345
	Webster Financial Corp.	96,926	5,324
	Bank of the Ozarks Inc.	96,012	5,255
	Brown & Brown Inc.	121,489	5,236
	First Horizon National Corp.	246,452	4,914
	PrivateBancorp Inc.	84,194	4,765
*	SLM Corp.	393,901	4,723
	First American Financial
	Corp.	116,040	4,534
	Umpqua Holdings Corp.	232,677	4,377
	Hancock Holding Co.	87,776	4,165
	Hanover Insurance
	Group Inc.	44,950	4,046
	Associated Banc-Corp	156,451	4,029
	Chemical Financial Corp.	74,538	3,971
	Primerica Inc.	48,391	3,908
	CNO Financial Group Inc.	183,365	3,834
	Bank of Hawaii Corp.	45,107	3,810
*	Stifel Financial Corp.	70,000	3,777
	UMB Financial Corp.	46,080	3,632
	Legg Mason Inc.	95,312	3,595
	Aspen Insurance
	Holdings Ltd.	63,840	3,578
	Fulton Financial Corp.	183,713	3,514
	FNB Corp.	221,259	3,445
	MB Financial Inc.	75,324	3,391
	Valley National Bancorp	269,881	3,338
	Washington Federal Inc.	94,458	3,197
	TCF Financial Corp.	181,310	3,155
	Cathay General Bancorp	78,629	3,089
	BancorpSouth Inc.	90,369	2,801
	Federated Investors Inc.
	Class B	98,639	2,680
	Trustmark Corp.	71,719	2,370
	International Bancshares
	Corp.	61,568	2,343
	Mercury General Corp.	38,694	2,269
	Kemper Corp.	51,569	2,189

9

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
*	Genworth Financial Inc.
	Class A	528,642	2,162
	Janus Capital Group Inc.	151,086	1,913
	Waddell & Reed
	Financial Inc. Class A	87,851	1,690
^	WisdomTree
	Investments Inc.	121,612	1,108
			300,548
Health Care (7.5%)
	ResMed Inc.	148,983	10,731
	Teleflex Inc.	46,557	8,901
*	Align Technology Inc.	79,164	8,135
*	VCA Inc.	85,747	7,794
*	MEDNAX Inc.	97,885	6,968
*	United Therapeutics Corp.	44,823	6,621
*	WellCare Health Plans Inc.	46,804	6,609
	West Pharmaceutical
	Services Inc.	77,337	6,378
	STERIS plc	90,034	6,314
	Bioverativ Inc.	114,957	5,987
*	ABIOMED Inc.	42,630	5,029
*	Charles River Laboratories
	International Inc.	50,009	4,349
*	Bio-Rad Laboratories Inc.
	Class A	21,932	4,269
	Hill-Rom Holdings Inc.	63,185	4,199
	Bio-Techne Corp.	39,421	4,191
	HealthSouth Corp.	94,876	4,015
*	NuVasive Inc.	53,196	3,977
*	Catalent Inc.	131,803	3,783
*	PAREXEL International
	Corp.	56,278	3,641
*	Prestige Brands
	Holdings Inc.	56,129	3,178
*	LifePoint Health Inc.	42,585	2,727
*	Allscripts Healthcare
	Solutions Inc.	196,288	2,391
	Owens & Minor Inc.	65,234	2,354
*	LivaNova plc	46,401	2,339
*	Molina Healthcare Inc.	45,190	2,192
*	Globus Medical Inc.	76,285	2,121
*	Akorn Inc.	92,985	1,935
*	Halyard Health Inc.	49,504	1,934
*	Tenet Healthcare Corp.	84,567	1,632
			134,694
Industrials (14.6%)
	Huntington Ingalls
	Industries Inc.	49,003	10,707
	AO Smith Corp.	156,091	7,861
	Wabtec Corp.	94,132	7,542
	IDEX Corp.	80,572	7,428
	Carlisle Cos. Inc.	68,162	7,041
	Toro Co.	115,519	6,955
	ManpowerGroup Inc.	70,866	6,877

	B/E Aerospace Inc.	107,371	6,829
*	JetBlue Airways Corp.	342,112	6,829
	Nordson Corp.	56,208	6,747
	Lennox International Inc.	40,942	6,740
*	Old Dominion Freight
	Line Inc.	73,181	6,715
	Hubbell Inc. Class B	54,404	6,453
*	Copart Inc.	107,770	6,374
	Donaldson Co. Inc.	139,549	5,994
*	AECOM	162,682	5,913
	Orbital ATK Inc.	61,878	5,719
	Lincoln Electric Holdings Inc.	65,586	5,523
	Oshkosh Corp.	78,686	5,342
	Graco Inc.	58,841	5,340
*	Teledyne Technologies Inc.	36,921	4,852
*	Genesee & Wyoming Inc.
	Class A	64,773	4,802
	Watsco Inc.	32,122	4,763
	MSC Industrial Direct
	Co. Inc. Class A	47,179	4,746
	Curtiss-Wright Corp.	46,735	4,572
	AGCO Corp.	71,241	4,340
	Trinity Industries Inc.	160,878	4,318
	Woodward Inc.	58,602	4,129
	EMCOR Group Inc.	64,077	3,939
*	Kirby Corp.	56,901	3,938
	Landstar System Inc.	44,143	3,832
	ITT Inc.	93,189	3,818
	Crane Co.	52,678	3,808
	Deluxe Corp.	51,344	3,778
	Valmont Industries Inc.	23,784	3,740
	Rollins Inc.	101,265	3,702
	EnerSys	46,044	3,533
	Regal Beloit Corp.	47,292	3,521
	Terex Corp.	112,285	3,508
	Timken Co.	74,254	3,282
*	Avis Budget Group Inc.	93,189	3,222
*	Clean Harbors Inc.	55,385	3,210
	Kennametal Inc.	84,753	3,143
	Joy Global Inc.	104,083	2,934
*	KLX Inc.	55,866	2,812
*	Esterline Technologies Corp.	31,365	2,788
*	Dycom Industries Inc.	33,368	2,742
	Pitney Bowes Inc.	196,526	2,681
	CEB Inc.	34,172	2,650
^	GATX Corp.	42,309	2,457
	MSA Safety Inc.	33,097	2,391
	KBR Inc.	151,296	2,277
	Granite Construction Inc.	42,003	2,227
*	NOW Inc.	113,970	2,181
	HNI Corp.	47,230	2,164
	Herman Miller Inc.	63,619	1,896
*	FTI Consulting Inc.	44,953	1,809
	Werner Enterprises Inc.	47,414	1,328
			260,762

10

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
Information Technology (18.1%)
*	Advanced Micro
	Devices Inc.	803,276	11,615
*	Synopsys Inc.	159,948	11,427
	CDK Global Inc.	158,004	10,496
	Computer Sciences Corp.	148,822	10,203
*	ANSYS Inc.	91,450	9,763
*	Cadence Design
	Systems Inc.	303,015	9,363
*	Gartner Inc.	87,305	9,011
	Broadridge Financial
	Solutions Inc.	125,845	8,725
*	Trimble Inc.	264,823	8,218
	Leidos Holdings Inc.	150,962	8,046
	Jack Henry &
	Associates Inc.	82,538	7,740
	Cognex Corp.	90,530	6,954
*	Arrow Electronics Inc.	94,672	6,835
*	Keysight Technologies Inc.	179,584	6,752
*	PTC Inc.	122,166	6,584
*	NCR Corp.	131,143	6,304
*	Microsemi Corp.	121,156	6,278
	Avnet Inc.	134,873	6,215
	Teradyne Inc.	212,639	6,048
*	Ultimate Software
	Group Inc.	30,645	5,927
*	Fortinet Inc.	155,427	5,805
*	Tyler Technologies Inc.	35,221	5,341
	Brocade Communications
	Systems Inc.	425,129	5,233
*	ARRIS International plc	201,484	5,198
	LogMeIn Inc.	55,245	5,069
*	Zebra Technologies Corp.	55,782	5,060
	Jabil Circuit Inc.	196,099	5,003
*	IPG Photonics Corp.	39,281	4,647
*	WEX Inc.	40,640	4,520
	Cypress Semiconductor
	Corp.	339,367	4,503
	Mentor Graphics Corp.	115,721	4,293
	Fair Isaac Corp.	32,692	4,252
	j2 Global Inc.	50,729	4,130
	Science Applications
	International Corp.	47,362	4,119
	MAXIMUS Inc.	68,444	4,084
	DST Systems Inc.	33,795	4,042
*	Ciena Corp.	147,222	3,878
	Littelfuse Inc.	23,806	3,844
*	Manhattan Associates Inc.	75,215	3,772
*	ViaSat Inc.	54,420	3,746
*	Cirrus Logic Inc.	67,313	3,640
	National Instruments Corp.	112,079	3,613
*	CoreLogic Inc.	91,570	3,589
	SYNNEX Corp.	30,679	3,587
*	NetScout Systems Inc.	96,749	3,575
*	Versum Materials Inc.	115,221	3,492

	Monolithic Power
	Systems Inc.	39,672	3,490
*	Integrated Device
	Technology Inc.	142,115	3,398
*	Tech Data Corp.	37,341	3,249
	Belden Inc.	44,680	3,157
	InterDigital Inc.	36,352	3,055
*	Silicon Laboratories Inc.	44,270	2,988
*	Cree Inc.	105,720	2,869
*	ACI Worldwide Inc.	124,381	2,434
*	VeriFone Systems Inc.	117,685	2,433
	Diebold Nixdorf Inc.	79,694	2,407
*	Acxiom Corp.	82,158	2,343
	Vishay Intertechnology Inc.	141,960	2,250
	Convergys Corp.	101,141	2,213
*	CommVault Systems Inc.	44,668	2,191
*	WebMD Health Corp.	39,225	2,036
*	Synaptics Inc.	37,017	1,968
*	NeuStar Inc. Class A	57,889	1,919
	Plantronics Inc.	35,309	1,891
*	Knowles Corp.	94,115	1,782
*	3D Systems Corp.	113,219	1,721
*	comScore Inc.	6,020	144
			324,477
Materials (7.8%)
	Steel Dynamics Inc.	257,681	9,431
	Packaging Corp.
	of America	98,693	9,122
	Valspar Corp.	77,153	8,581
	Ashland Global
	Holdings Inc.	65,706	7,928
	RPM International Inc.	140,953	7,511
	United States Steel Corp.	182,251	7,057
	Reliance Steel &
	Aluminum Co.	76,682	6,491
	Chemours Co.	192,154	6,468
	Sonoco Products Co.	105,511	5,626
	Olin Corp.	174,642	5,428
	Eagle Materials Inc.	50,953	5,284
	AptarGroup Inc.	66,243	4,936
	Bemis Co. Inc.	99,021	4,908
	Royal Gold Inc.	69,015	4,558
	Scotts Miracle-Gro Co.	46,980	4,258
	NewMarket Corp.	9,765	4,255
	Cabot Corp.	65,858	3,818
	Sensient Technologies Corp.	47,061	3,762
*	Louisiana-Pacific Corp.	150,264	3,543
*	Owens-Illinois Inc.	171,969	3,405
	PolyOne Corp.	88,839	2,992
	Minerals Technologies Inc.	37,045	2,862
^	Compass Minerals
	International Inc.	35,827	2,716
	Commercial Metals Co.	122,523	2,589
	Domtar Corp.	66,360	2,528
	Silgan Holdings Inc.	39,681	2,366

11

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	Worthington Industries Inc.	46,463	2,279
^	Allegheny Technologies Inc.	115,519	2,219
	Carpenter Technology Corp.	49,443	2,005
	Greif Inc. Class A	27,349	1,560
			140,486
Real Estate (10.7%)
	Alexandria Real Estate
	Equities Inc.	93,931	11,207
	Duke Realty Corp.	374,860	9,611
	Kilroy Realty Corp.	103,194	7,962
	Camden Property Trust	92,449	7,826
	Regency Centers Corp.	110,429	7,769
	American Campus
	Communities Inc.	139,601	7,134
	National Retail
	Properties Inc.	155,478	7,034
^	Omega Healthcare
	Investors Inc.	206,221	6,731
	Lamar Advertising Co.
	Class A	87,407	6,598
	Douglas Emmett Inc.	152,119	6,137
	Liberty Property Trust	155,335	6,126
	Highwoods Properties Inc.	105,897	5,559
	Hospitality Properties Trust	173,585	5,517
	Jones Lang LaSalle Inc.	47,771	5,479
	EPR Properties	67,235	5,174
	Senior Housing Properties
	Trust	251,011	5,146
	DCT Industrial Trust Inc.	96,183	4,601
	Medical Properties
	Trust Inc.	338,385	4,541
	Taubman Centers Inc.	63,853	4,454
	Weingarten Realty
	Investors	124,492	4,416
	Life Storage Inc.	49,026	4,345
	Uniti Group Inc.	148,148	4,292
	CoreCivic Inc.	124,206	4,186
	Healthcare Realty Trust Inc.	122,434	3,913
	Cousins Properties Inc.	443,160	3,789
	Rayonier Inc.	129,456	3,708
	LaSalle Hotel Properties	119,899	3,465
	Tanger Factory Outlet
	Centers Inc.	101,860	3,450
	Corporate Office
	Properties Trust	100,481	3,425
	First Industrial Realty
	Trust Inc.	123,973	3,335

Education Realty Trust Inc.	77,447	3,264
Equity One Inc.	98,489	3,118
CyrusOne Inc.	58,926	2,999
Mack-Cali Realty Corp.	95,108	2,772
Urban Edge Properties	97,302	2,698
Care Capital Properties Inc.	89,041	2,341
Alexander & Baldwin Inc.	48,870	2,191
Potlatch Corp.	42,982	1,902
* Quality Care Properties Inc.	99,283	1,884
Washington Prime
Group Inc.	177,271	1,643
		191,742
Telecommunication Services (0.2%)
Telephone & Data
Systems Inc.	99,114	2,679

Utilities (5.3%)
UGI Corp.	182,815	8,817
Atmos Energy Corp.	109,873	8,602
Westar Energy Inc. Class A	149,841	8,088
OGE Energy Corp.	211,046	7,773
Great Plains Energy Inc.	227,515	6,612
Aqua America Inc.	187,419	5,949
MDU Resources Group Inc.	206,380	5,595
National Fuel Gas Co.	89,990	5,426
Vectren Corp.	87,563	4,934
WGL Holdings Inc.	54,085	4,516
IDACORP Inc.	53,255	4,416
Southwest Gas
Holdings Inc.	50,169	4,291
Hawaiian Electric
Industries Inc.	114,661	3,816
Black Hills Corp.	56,188	3,646
ONE Gas Inc.	55,198	3,618
New Jersey Resources
Corp.	90,969	3,584
PNM Resources Inc.	84,465	3,066
NorthWestern Corp.	51,246	2,998
		95,747
Total Common Stocks
(Cost $1,568,247)		1,786,874
Temporary Cash Investments (0.9%)[1]
Money Market Fund (0.9%)
[2,3] Vanguard Market
Liquidity Fund, 0.864%	161,166	16,118

12

S&P Mid-Cap 400 Index Fund

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.0%)
4	United States Treasury
	Bill, 0.501%, 5/4/17	100	100
4	United States Treasury
	Bill, 0.574%, 5/11/17	100	100
4	United States Treasury
	Bill, 0.587%, 5/18/17	100	100
			300
Total Temporary Cash Investments
(Cost $16,418)			16,418
Total Investments (100.6%)
(Cost $1,584,665)			1,803,292

			Amount
			($000)
Other Assets and Liabilities (-0.6%)
Other Assets
Investment in Vanguard			122
Receivables for Investment Securities Sold 4,556
Receivables for Accrued Income			1,646
Receivables for Capital Shares Issued			97
Other Assets [4]			65
Total Other Assets			6,486
Liabilities
Payables for Investment Securities
	Purchased		(7,560)
Collateral for Securities on Loan			(6,460)
Payables for Capital Shares Redeemed			(2,259)
Payables to Vanguard			(367)
Other Liabilities			(70)
Total Liabilities			(16,716)
Net Assets (100%)			1,793,062

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,591,208
Overdistributed Net Investment Income	(171)
Accumulated Net Realized Losses	(16,562)
Unrealized Appreciation (Depreciation)
Investment Securities	218,627
Futures Contracts	(40)
Net Assets	1,793,062

ETF Shares—Net Assets
Applicable to 6,025,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	700,714
Net Asset Value Per Share—
ETF Shares	$116.30

Institutional Shares—Net Assets
Applicable to 4,709,610 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,092,348
Net Asset Value Per Share—
Institutional Shares	$231.94

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,103,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.6%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $6,460,000 of collateral received for securities on loan.
4 Securities with a value of $300,000 and cash of $65,000 have been segregated as initial margin for open futures contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

13

S&P Mid-Cap 400 Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	9,774
Interest[1]	25
Securities Lending—Net	35
Total Income	9,834
Expenses
The Vanguard Group—Note B
Investment Advisory Services	110
Management and Administrative—ETF Shares	333
Management and Administrative—Institutional Shares	269
Marketing and Distribution—ETF Shares	22
Marketing and Distribution—Institutional Shares	14
Custodian Fees	41
Shareholders’ Reports—ETF Shares	18
Shareholders’ Reports—Institutional Shares	3
Trustees’ Fees and Expenses	1
Total Expenses	811
Net Investment Income	9,023
Realized Net Gain (Loss)
Investment Securities Sold[1]	9,869
Futures Contracts	588
Realized Net Gain (Loss)	10,457
Change in Unrealized Appreciation (Depreciation)
Investment Securities	147,168
Futures Contracts	(40)
Change in Unrealized Appreciation (Depreciation)	147,128
Net Increase (Decrease) in Net Assets Resulting from Operations	166,608

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $24,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

14

S&P Mid-Cap 400 Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,023	18,065
Realized Net Gain (Loss)	10,457	91,423
Change in Unrealized Appreciation (Depreciation)	147,128	34,873
Net Increase (Decrease) in Net Assets Resulting from Operations	166,608	144,361
Distributions
Net Investment Income
ETF Shares	(5,009)	(7,195)
Institutional Shares	(8,992)	(15,380)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(14,001)	(22,575)
Capital Share Transactions
ETF Shares	158,325	64,169
Institutional Shares	149,006	103,734
Net Increase (Decrease) from Capital Share Transactions	307,331	167,903
Total Increase (Decrease)	459,938	289,689
Net Assets
Beginning of Period	1,333,124	1,043,435
End of Period[1]	1,793,062	1,333,124

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($171,000) and $4,807,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

S&P Mid-Cap 400 Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value,
Beginning of Period	$105.51	$95.87	$97.19	$79.72	$65.20	$58.37
Investment Operations
Net Investment Income	.644	1.393	1.330	1.016	1.133[1]	.648
Net Realized and Unrealized Gain (Loss)
on Investments	11.182	10.091	(1.425)	17.285	14.112	6.657
Total from Investment Operations	11.826	11.484	(.095)	18.301	15.245	7.305
Distributions
Dividends from Net Investment Income	(1.036)	(1.844)	(1.225)	(.831)	(.725)	(.475)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.036)	(1.844)	(1.225)	(.831)	(.725)	(.475)
Net Asset Value, End of Period	$116.30	$105.51	$95.87	$97.19	$79.72	$65.20

Total Return	11.29%	12.19%	-0.12%	23.06%	23.57%	12.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$701	$485	$379	$345	$191	$72
Ratio of Total Expenses to
Average Net Assets	0.16%	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.33%	1.56%	1.45%	1.28%	1.50%	1.35%
Portfolio Turnover Rate [2]	12%	11%	12%	14%	10%	13%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

S&P Mid-Cap 400 Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value,
Beginning of Period	$210.40	$191.51	$194.13	$159.20	$130.17	$116.52
Investment Operations
Net Investment Income	1.357	3.171	2.794	2.135	2.355[1]	1.372
Net Realized and Unrealized Gain (Loss)
on Investments	22.319	19.869	(2.844)	34.537	28.174	13.297
Total from Investment Operations	23.676	23.040	(.050)	36.672	30.529	14.669
Distributions
Dividends from Net Investment Income	(2.136)	(4.150)	(2.570)	(1.742)	(1.499)	(1.019)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(2.136)	(4.150)	(2.570)	(1.742)	(1.499)	(1.019)
Net Asset Value, End of Period	$231.94	$210.40	$191.51	$194.13	$159.20	$130.17

Total Return	11.33%	12.26%	-0.04%	23.16%	23.65%	12.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,092	$848	$665	$523	$216	$91
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.41%	1.63%	1.52%	1.35%	1.57%	1.42%
Portfolio Turnover Rate[2]	12%	11%	12%	14%	10%	13%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

S&P Mid-Cap 400 Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

18

S&P Mid-Cap 400 Index Fund

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

19

S&P Mid-Cap 400 Index Fund

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017, the fund had contributed to Vanguard capital in the amount of $122,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,786,874	—	—
Temporary Cash Investments	16,118	300	—
Futures Contracts—Liabilities[1]	(58)	—	—
Total	1,802,934	300	—
1 Represents variation margin on the last day of the reporting period.

20

S&P Mid-Cap 400 Index Fund

D. At February 28, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	March 2017	30	5,183	(40)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $9,718,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $17,301,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $1,584,665,000.

Net unrealized appreciation of investment securities for tax purposes was $218,627,000, consisting of unrealized gains of $287,594,000 on securities that had risen in value since their purchase and $68,967,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2017, the fund purchased $427,788,000 of investment securities and sold $128,084,000 of investment securities, other than temporary cash investments. Purchases and sales include $194,168,000 and $37,311,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the period ended February 28, 2017, such purchases and sales were $27,187,000 and $28,237,000 respectively; these amounts are included in the purchases and sales of investment securities noted above.

21

S&P Mid-Cap 400 Index Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2017			August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	199,475	1,800	427,039	4,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(41,150)	(375)	(362,870)	(3,650)
Net Increase (Decrease)—ETF Shares	158,325	1,425	64,169	650
Institutional Shares
Issued	181,669	828	306,256	1,555
Issued in Lieu of Cash Distributions	8,918	41	12,604	66
Redeemed	(41,581)	(189)	(215,126)	(1,063)
Net Increase (Decrease)—Institutional Shares	149,006	680	103,734	558

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

22

S&P Mid-Cap 400 Value Index Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	IVOV	VMFVX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.60%	1.69%

Volatility Measures
		DJ
	S&P MidCap	U.S. Total
	400 Value	Market
	Index	FA Index
R-Squared	1.00	0.80
Beta	1.00	1.11

Portfolio Characteristics
		S&P	DJ
		MidCap	U.S. Total
		400 Value	Market
	Fund	Index	FA Index
Number of Stocks	288	285	3,807
Median Market Cap	$4.3B	$4.4B	$57.6B
Price/Earnings Ratio	25.0x	24.9x	24.8x
Price/Book Ratio	1.9x	1.9x	3.0x
Return on Equity	11.1%	11.1%	16.4%
Earnings Growth Rate	7.7%	7.8%	7.6%
Dividend Yield	1.8%	1.8%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	38%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		S&P	Total
		MidCap	Market
		400 Value	FA
	Fund	Index	Index
Consumer Discretionary	10.1%	10.1%	12.4%
Consumer Staples	5.0	5.0	8.4
Energy	5.9	5.9	6.2
Financials	21.8	22.2	15.3
Health Care	5.5	5.5	13.4
Industrials	12.4	12.1	10.8
Information Technology	12.1	12.1	20.7
Materials	9.2	9.2	3.4
Real Estate	9.3	9.2	4.1
Telecommunication
Services	0.3	0.3	2.1
Utilities	8.4	8.4	3.2

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Alleghany Corp.	Reinsurance	1.3%
Everest Re Group Ltd.	Reinsurance	1.2
Reinsurance Group of
America Inc.	Reinsurance	1.0
UGI Corp.	Gas Utilities	1.0
Atmos Energy Corp.	Gas Utilities	1.0
Leidos Holdings Inc.	IT Consulting &
	Other Services	1.0
Ashland Global Holdings
Inc.	Specialty Chemicals	0.9
New York Community	Thrifts & Mortgage
Bancorp Inc.	Finance	0.9
OGE Energy Corp.	Electric Utilities	0.9
WR Berkley Corp.	Property & Casualty
	Insurance	0.9
Top Ten		10.1%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.21% for ETF Shares and 0.08% for Institutional Shares.

23

S&P Mid-Cap 400 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2017

S&P Mid-Cap 400 Value Index Fund ETF Shares Net Asset Value

S&P MidCap 400 Value Index

Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		26.30%	15.88%	14.97%
Net Asset Value		26.27	15.86	14.96
Institutional Shares	11/2/2010	26.45	15.99	13.74

See Financial Highlights for dividend and capital gains information.

24

S&P Mid-Cap 400 Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (10.1%)
	Brunswick Corp.	93,576	5,604
*	Toll Brothers Inc.	155,702	5,316
	Williams-Sonoma Inc.	84,975	4,129
	CST Brands Inc.	78,971	3,801
*	Helen of Troy Ltd.	29,082	2,841
	Dana Inc.	150,053	2,835
	American Eagle
	Outfitters Inc.	178,372	2,827
^	Polaris Industries Inc.	32,325	2,754
	CalAtlantic Group Inc.	76,269	2,695
	Graham Holdings Co.
	Class B	4,851	2,611
^	GameStop Corp. Class A	106,288	2,598
*	Murphy USA Inc.	37,855	2,411
	Big Lots Inc.	46,445	2,384
	Service Corp. International	75,521	2,321
	Office Depot Inc.	551,270	2,299
	Cooper Tire & Rubber Co.	55,903	2,261
*,^	JC Penney Co. Inc.	321,652	2,039
	Cinemark Holdings Inc.	47,563	1,991
	DeVry Education Group Inc.	59,611	1,917
*	Live Nation
	Entertainment Inc.	66,221	1,881
	Tupperware Brands Corp.	30,594	1,848
	New York Times Co.
	Class A	127,423	1,835
*	TRI Pointe Group Inc.	151,966	1,814
	Time Inc.	103,350	1,814
	Aaron’s Inc.	66,314	1,809
^	KB Home	86,791	1,541
	Dillard’s Inc. Class A	27,178	1,482
*	Sally Beauty Holdings Inc.	66,153	1,447
	John Wiley & Sons Inc.
	Class A	24,845	1,297
*	AMC Networks Inc.
	Class A	21,522	1,287
	HSN Inc.	33,214	1,252

	Cracker Barrel Old
	Country Store Inc.	7,052	1,135
*	Cabela’s Inc.	24,218	1,134
	Meredith Corp.	16,842	1,056
	Chico’s FAS Inc.	70,279	1,018
	International Speedway
	Corp. Class A	27,059	1,004
*	Tempur Sealy
	International Inc.	21,603	998
*	Deckers Outdoor Corp.	16,445	869
*	Fossil Group Inc.	43,802	828
*	Vista Outdoor Inc.	34,447	697
			83,680
Consumer Staples (5.0%)
*	TreeHouse Foods Inc.	59,189	5,036
	Ingredion Inc.	40,035	4,840
	Casey’s General Stores Inc.	40,877	4,684
*	Edgewell Personal Care Co.	60,421	4,461
*	Hain Celestial Group Inc.	107,930	3,819
	Flowers Foods Inc.	190,633	3,672
	Snyder’s-Lance Inc.	89,291	3,534
*	United Natural Foods Inc.	52,690	2,268
	Lamb Weston Holdings Inc.	54,988	2,155
*	Avon Products Inc.	456,465	2,008
	Dean Foods Co.	94,414	1,722
	Energizer Holdings Inc.	24,475	1,343
*	Sprouts Farmers
	Market Inc.	71,186	1,314
*	Boston Beer Co. Inc.
	Class A	4,369	693
^	Tootsie Roll Industries Inc.	6,085	238
			41,787
Energy (5.9%)
	HollyFrontier Corp.	183,424	5,371
	Nabors Industries Ltd.	295,709	4,329
*	Energen Corp.	58,741	3,084
	Ensco plc Class A	316,254	3,080
	Western Refining Inc.	82,583	3,016
	Oceaneering
	International Inc.	102,313	2,897

25

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
*	CONSOL Energy Inc.	184,322	2,870
	World Fuel Services Corp.	73,514	2,659
	Patterson-UTI Energy Inc.	92,345	2,550
*	WPX Energy Inc.	190,976	2,464
*	Dril-Quip Inc.	39,208	2,405
*	Rowan Cos. plc Class A	130,872	2,371
*	QEP Resources Inc.	154,959	2,132
*	Oil States International Inc.	53,741	1,978
	Noble Corp. plc	253,765	1,695
*	Superior Energy
	Services Inc.	93,403	1,541
	SM Energy Co.	52,404	1,292
*	Gulfport Energy Corp.	66,364	1,151
*	Diamond Offshore
	Drilling Inc.	67,437	1,136
*	Denbury Resources Inc.	250,034	678
			48,699
Financials (21.8%)
*	Alleghany Corp.	16,087	10,389
	Everest Re Group Ltd.	42,645	10,027
	Reinsurance Group of
	America Inc. Class A	66,992	8,713
	New York Community
	Bancorp Inc.	508,166	7,765
	WR Berkley Corp.	101,306	7,195
	American Financial
	Group Inc.	76,112	7,159
	PacWest Bancorp	125,492	6,915
	Endurance Specialty
	Holdings Ltd.	67,006	6,227
	Prosperity Bancshares Inc.	72,495	5,404
	Old Republic
	International Corp.	254,801	5,277
	Raymond James
	Financial Inc.	59,322	4,660
	First American
	Financial Corp.	114,579	4,477
	Umpqua Holdings Corp.	229,750	4,321
	Hancock Holding Co.	86,673	4,113
*	SVB Financial Group	21,194	4,046
	Hanover Insurance
	Group Inc.	44,386	3,996
	Associated Banc-Corp	154,489	3,978
	CNO Financial Group Inc.	181,069	3,786
*	Stifel Financial Corp.	69,124	3,730
	Legg Mason Inc.	93,790	3,538
	Aspen Insurance
	Holdings Ltd.	62,826	3,521
	RenaissanceRe
	Holdings Ltd.	23,186	3,423
	FNB Corp.	217,720	3,390
	Valley National Bancorp	265,557	3,285
	TCF Financial Corp.	178,408	3,104
	Cathay General Bancorp	77,369	3,039
	East West Bancorp Inc.	54,146	2,930

*	Signature Bank	18,482	2,911
	BancorpSouth Inc.	88,914	2,756
	SEI Investments Co.	54,686	2,753
	Cullen/Frost Bankers Inc.	28,646	2,649
	Synovus Financial Corp.	62,522	2,640
	Mercury General Corp.	38,059	2,231
	Kemper Corp.	50,734	2,154
*	Genworth Financial Inc.
	Class A	519,954	2,127
	Eaton Vance Corp.	44,968	2,097
	FactSet Research
	Systems Inc.	11,666	2,075
	Webster Financial Corp.	34,451	1,892
	Janus Capital Group Inc.	148,608	1,881
	PrivateBancorp Inc.	30,758	1,741
	Fulton Financial Corp.	90,387	1,729
	Waddell & Reed Financial
	Inc. Class A	86,395	1,662
	Chemical Financial Corp.	27,232	1,451
	MB Financial Inc.	31,869	1,435
	Federated Investors Inc.
	Class B	49,489	1,345
	Trustmark Corp.	38,099	1,259
	International
	Bancshares Corp.	30,417	1,157
	UMB Financial Corp.	14,624	1,153
	Bank of Hawaii Corp.	13,420	1,133
	WisdomTree
	Investments Inc.	44,336	404
			181,043
Health Care (5.4%)
	STERIS plc	88,891	6,234
	Teleflex Inc.	19,303	3,690
	ResMed Inc.	50,004	3,602
*	LifePoint Health Inc.	41,895	2,683
*	MEDNAX Inc.	36,722	2,614
*	Allscripts Healthcare
	Solutions Inc.	193,107	2,352
	Owens & Minor Inc.	64,173	2,315
*	LivaNova plc	45,648	2,301
*	Catalent Inc.	75,487	2,167
*	Molina Healthcare Inc.	44,461	2,157
*	Bio-Rad Laboratories Inc.
	Class A	11,044	2,150
*	United Therapeutics Corp.	13,282	1,962
*	Halyard Health Inc.	48,824	1,907
*	PAREXEL International Corp.	28,342	1,833
*	Charles River Laboratories
	International Inc.	18,763	1,632
*	Tenet Healthcare Corp.	83,160	1,605
	Hill-Rom Holdings Inc.	23,707	1,575
*	Prestige Brands
	Holdings Inc.	23,747	1,345
*	Globus Medical Inc.	39,876	1,109
			45,233

26

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
Industrials (12.4%)
	ManpowerGroup Inc.	69,965	6,789
*	JetBlue Airways Corp.	337,763	6,742
*	AECOM	160,619	5,839
	Orbital ATK Inc.	61,094	5,646
	AGCO Corp.	70,345	4,285
	Trinity Industries Inc.	158,854	4,264
*	Kirby Corp.	56,188	3,888
	ITT Inc.	92,021	3,770
	Regal Beloit Corp.	46,701	3,477
	Terex Corp.	110,488	3,452
	Timken Co.	73,068	3,230
*	Clean Harbors Inc.	54,490	3,158
*	KLX Inc.	54,969	2,767
*	Esterline Technologies
	Corp.	30,856	2,743
	Pitney Bowes Inc.	193,695	2,642
	Wabtec Corp.	32,526	2,606
	Oshkosh Corp.	37,291	2,532
*	Genesee & Wyoming Inc.
	Class A	33,896	2,513
	B/E Aerospace Inc.	39,221	2,495
	Hubbell Inc. Class B	20,410	2,421
	KBR Inc.	148,847	2,240
*	NOW Inc.	112,128	2,146
	EMCOR Group Inc.	32,901	2,023
	Watsco Inc.	12,665	1,878
	Herman Miller Inc.	62,741	1,870
*	FTI Consulting Inc.	44,211	1,779
	Donaldson Co. Inc.	41,332	1,775
	Valmont Industries Inc.	11,272	1,773
	Kennametal Inc.	45,033	1,670
*	Teledyne Technologies Inc.	11,665	1,533
	GATX Corp.	23,311	1,354
*	Dycom Industries Inc.	16,127	1,325
	Werner Enterprises Inc.	46,611	1,305
	Deluxe Corp.	17,283	1,272
	Joy Global Inc.	44,036	1,241
	CEB Inc.	15,466	1,199
	HNI Corp.	19,603	898
			102,540
Information Technology (12.0%)
	Leidos Holdings Inc.	149,037	7,944
*	Arrow Electronics Inc.	93,468	6,748
	Avnet Inc.	133,162	6,136
	Jabil Circuit Inc.	193,622	4,939
	Computer Sciences Corp.	69,050	4,734
	DST Systems Inc.	33,371	3,991
*	Ciena Corp.	145,378	3,829
*	ANSYS Inc.	34,305	3,663
	SYNNEX Corp.	30,296	3,542
*	NetScout Systems Inc.	95,539	3,530
*	Tech Data Corp.	36,746	3,197
*	ARRIS International plc	117,371	3,028
*	Keysight Technologies Inc.	76,238	2,867
*	Trimble Inc.	91,503	2,839

*	Cree Inc.	104,023	2,823
*	Cadence Design
	Systems Inc.	83,757	2,588
	Cypress Semiconductor
	Corp.	194,354	2,579
	Teradyne Inc.	90,273	2,567
*	VeriFone Systems Inc.	115,776	2,393
	Diebold Nixdorf Inc.	78,394	2,368
	Vishay Intertechnology Inc.	139,647	2,214
*	PTC Inc.	36,278	1,955
*	Synaptics Inc.	36,411	1,935
*	NeuStar Inc. Class A	57,088	1,893
	National Instruments Corp.	56,248	1,814
	Brocade Communications
	Systems Inc.	146,910	1,809
*,^	Knowles Corp.	92,568	1,752
	Belden Inc.	21,984	1,553
*	ViaSat Inc.	18,858	1,298
*	Versum Materials Inc.	42,061	1,275
*	ACI Worldwide Inc.	64,853	1,269
*	Acxiom Corp.	44,451	1,268
	Convergys Corp.	56,713	1,241
*	Manhattan Associates Inc.	24,573	1,232
	Plantronics Inc.	10,794	578
*	3D Systems Corp.	32,438	493
*	comScore Inc.	3,536	85
			99,969
Materials (9.2%)
	Ashland Global Holdings Inc.	64,868	7,827
	Reliance Steel
	& Aluminum Co.	75,708	6,409
	Olin Corp.	172,434	5,359
	Bemis Co. Inc.	97,771	4,846
	Cabot Corp.	65,033	3,771
*	Louisiana-Pacific Corp.	148,387	3,499
	United States Steel Corp.	89,966	3,483
*	Owens-Illinois Inc.	169,224	3,351
	Steel Dynamics Inc.	83,946	3,072
	PolyOne Corp.	87,409	2,944
	Chemours Co.	87,267	2,937
	RPM International Inc.	52,878	2,818
	Sonoco Products Co.	50,004	2,666
	AptarGroup Inc.	35,319	2,632
	Commercial Metals Co.	120,549	2,547
	Valspar Corp.	22,849	2,541
	Domtar Corp.	65,296	2,487
	Silgan Holdings Inc.	39,040	2,328
^	Allegheny Technologies Inc. 113,644		2,183
	Carpenter Technology Corp.	48,764	1,978
	NewMarket Corp.	4,339	1,890
	Greif Inc. Class A	26,898	1,534
^	Compass Minerals
	International Inc.	19,387	1,470
	Sensient Technologies Corp.	17,658	1,412
			75,984

27

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
Real Estate (9.3%)
^	Omega Healthcare
	Investors Inc.	203,600	6,645
	Hospitality Properties Trust	171,387	5,447
	Jones Lang LaSalle Inc.	47,167	5,410
	Senior Housing
	Properties Trust	247,840	5,081
	Medical Properties
	Trust Inc.	334,125	4,484
	Life Storage Inc.	48,410	4,291
	CoreCivic Inc.	122,645	4,133
	Cousins Properties Inc.	436,510	3,732
	Camden Property Trust	42,897	3,631
	LaSalle Hotel Properties	117,986	3,410
	National Retail
	Properties Inc.	64,468	2,917
	American Campus
	Communities Inc.	56,507	2,887
	Regency Centers Corp.	40,336	2,838
	Highwoods Properties Inc.	43,913	2,305
	Care Capital Properties Inc.	87,596	2,303
	Rayonier Inc.	70,308	2,014
	EPR Properties	25,958	1,998
	Taubman Centers Inc.	28,446	1,984
*	Quality Care Properties Inc.	97,647	1,853
	Washington Prime
	Group Inc.	176,869	1,640
	CyrusOne Inc.	27,924	1,421
	Healthcare Realty Trust Inc.	36,364	1,162
	Mack-Cali Realty Corp.	36,653	1,068
	Tanger Factory Outlet
	Centers Inc.	31,151	1,055
	Corporate Office
	Properties Trust	30,784	1,049
	Alexander & Baldwin Inc.	21,689	972
	Urban Edge Properties	33,595	932
	Potlatch Corp.	14,409	638
	Mid-America Apartment
	Communities Inc.	1	—
			77,300
Telecommunication Services (0.3%)
	Telephone & Data
	Systems Inc.	97,524	2,636

Utilities (8.4%)
	UGI Corp.	180,481	8,705
	Atmos Energy Corp.	108,471	8,492
	OGE Energy Corp.	208,358	7,674
	Great Plains Energy Inc.	224,625	6,528
	Vectren Corp.	86,458	4,872
	IDACORP Inc.	52,586	4,361
	Hawaiian Electric
	Industries Inc.	113,226	3,768

ONE Gas Inc.	54,508	3,573
New Jersey Resources
Corp.	89,833	3,539
Westar Energy Inc.
Class A	59,171	3,194
PNM Resources Inc.	83,104	3,017
NorthWestern Corp.	50,421	2,950
Aqua America Inc.	88,819	2,819
National Fuel Gas Co.	39,982	2,411
WGL Holdings Inc.	27,769	2,318
Black Hills Corp.	22,179	1,439
		69,660
Total Common Stocks
(Cost $752,865)		828,531
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
[2,3] Vanguard Market
Liquidity Fund, 0.864%	31,673	3,167

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
4 United States Treasury
Bill, 0.587%, 5/18/17	200	200
Total Temporary Cash Investments
(Cost $3,367)		3,367
Total Investments (100.2%)
(Cost $756,232)		831,898

		Amount
		($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard		57
Receivables for Investment Securities Sold		6,052
Receivables for Accrued Income		954
Receivables for Capital Shares Issued		82
Total Other Assets		7,145
Liabilities
Payables for Investment Securities
Purchased		(5,751)
Collateral for Securities on Loan		(3,161)
Payables for Capital Shares Redeemed		(46)
Payables to Vanguard		(151)
Other Liabilities		(16)
Total Liabilities		(9,125)
Net Assets (100%)		829,918

28

S&P Mid-Cap 400 Value Index Fund

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	784,136
Undistributed Net Investment Income	25
Accumulated Net Realized Losses	(29,900)
Unrealized Appreciation (Depreciation)
Investment Securities	75,666
Futures Contracts	(9)
Net Assets	829,918

ETF Shares—Net Assets
Applicable to 6,025,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	685,997
Net Asset Value Per Share—
ETF Shares	$113.86

Institutional Shares—Net Assets
Applicable to 631,184 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	143,921
Net Asset Value Per Share—
Institutional Shares	$228.02

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,938,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $3,161,000 of collateral received for securities on loan.
4 Securities with a value of $150,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

29

S&P Mid-Cap 400 Value Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	5,525
Interest[1]	5
Securities Lending—Net	16
Total Income	5,546
Expenses
The Vanguard Group—Note B
Investment Advisory Services	50
Management and Administrative—ETF Shares	481
Management and Administrative—Institutional Shares	39
Marketing and Distribution—ETF Shares	21
Marketing and Distribution—Institutional Shares	2
Custodian Fees	19
Shareholders’ Reports—ETF Shares	11
Shareholders’ Reports—Institutional Shares	—
Total Expenses	623
Net Investment Income	4,923
Realized Net Gain (Loss)
Investment Securities Sold[1]	36,087
Futures Contracts	186
Realized Net Gain (Loss)	36,273
Change in Unrealized Appreciation (Depreciation)
Investment Securities	42,719
Futures Contracts	(9)
Change in Unrealized Appreciation (Depreciation)	42,710
Net Increase (Decrease) in Net Assets Resulting from Operations	83,906

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $4,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

30

S&P Mid-Cap 400 Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,923	6,855
Realized Net Gain (Loss)	36,273	1,128
Change in Unrealized Appreciation (Depreciation)	42,710	43,116
Net Increase (Decrease) in Net Assets Resulting from Operations	83,906	51,099
Distributions
Net Investment Income
ETF Shares	(7,918)	(2,390)
Institutional Shares	(2,032)	(2,275)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(9,950)	(4,665)
Capital Share Transactions
ETF Shares	167,056	325,114
Institutional Shares	(18,209)	(10,617)
Net Increase (Decrease) from Capital Share Transactions	148,847	314,497
Total Increase (Decrease)	222,803	360,931
Net Assets
Beginning of Period	607,115	246,184
End of Period[1]	829,918	607,115

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $25,000 and $5,052,000.

See accompanying Notes, which are an integral part of the Financial Statements.

31

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value,
Beginning of Period	$101.70	$91.40	$96.78	$77.93	$62.71	$55.69
Investment Operations
Net Investment Income	. 663	1.891[1]	1.600	1.500[1]	1.153	1.001
Net Realized and Unrealized Gain (Loss)
on Investments	12.998	9.880	(5.563)	18.094	15.146	6.814
Total from Investment Operations	13.661	11.771	(3.963)	19.594	16.299	7.815
Distributions
Dividends from Net Investment Income	(1.501)	(1.471)	(1.417)	(.744)	(1.079)	(.795)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.501)	(1.471)	(1.417)	(.744)	(1.079)	(.795)
Net Asset Value, End of Period	$113.86	$101.70	$91.40	$96.78	$77.93	$62.71

Total Return	13.46%	13.13%	-4.17%	25.26%	26.31%	14.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$686	$460	$103	$87	$27	$9
Ratio of Total Expenses to
Average Net Assets	0.21%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.54%	1.97%	1.75%	1.66%	1.87%	1.80%
Portfolio Turnover Rate [2]	38%	26%	47%	35%	74%	31%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

32

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value,
Beginning of Period	$203.65	$182.92	$193.66	$155.83	$125.30	$111.20
Investment Operations
Net Investment Income	1.422	3.774[1]	3.420	3.191[1]	2.392	2.124
Net Realized and Unrealized Gain (Loss)
on Investments	26.070	20.020	(11.127)	36.207	30.364	13.624
Total from Investment Operations	27.492	23.794	(7.707)	39.398	32.756	15.748
Distributions
Dividends from Net Investment Income	(3.122)	(3.064)	(3.033)	(1.568)	(2.226)	(1.648)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(3.122)	(3.064)	(3.033)	(1.568)	(2.226)	(1.648)
Net Asset Value, End of Period	$228.02	$203.65	$182.92	$193.66	$155.83	$125.30

Total Return	13.53%	13.25%	-4.05%	25.42%	26.47%	14.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$144	$147	$143	$137	$49	$40
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.67%	2.09%	1.87%	1.78%	1.99%	1.92%
Portfolio Turnover Rate[2]	38%	26%	47%	35%	74%	31%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

33

S&P Mid-Cap 400 Value Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

34

S&P Mid-Cap 400 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

35

S&P Mid-Cap 400 Value Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017, the fund had contributed to Vanguard capital in the amount of $57,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	828,531	—	—
Temporary Cash Investments	3,167	200	—
Futures Contracts—Liabilities[1]	(10)	—	—
Total	831,688	200	—
1 Represents variation margin on the last day of the reporting period.

36

S&P Mid-Cap 400 Value Index Fund

D. At February 28, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	March 2017	5	864	(9)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $45,188,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $20,986,000 that may be carried forward indefinitely to offset future capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $756,232,000.

Net unrealized appreciation of investment securities for tax purposes was $75,666,000, consisting of unrealized gains of $92,379,000 on securities that had risen in value since their purchase and $16,713,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2017, the fund purchased $534,342,000 of investment securities and sold $390,329,000 of investment securities, other than temporary cash investments. Purchases and sales include $334,810,000 and $175,791,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the period ended February 28, 2017, such purchases and sales were $47,499,000 and $39,234,000 respectively; these amounts are included in the purchases and sales of investment securities noted above.

37

S&P Mid-Cap 400 Value Index Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2017		August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	346,076	3,100	416,496	4,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(179,020)	(1,600)	(91,382)	(1,000)
Net Increase (Decrease)—ETF Shares	167,056	1,500	325,114	3,400
Institutional Shares
Issued	13,264	60	12,200	69
Issued in Lieu of Cash Distributions	1,071	5	1,307	7
Redeemed	(32,544)	(155)	(24,124)	(138)
Net Increase (Decrease) —Institutional Shares	(18,209)	(90)	(10,617)	(62)

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

38

S&P Mid-Cap 400 Growth Index Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	IVOG	VMFGX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.02%	1.15%

Volatility Measures
	S&P	DJ
	MidCap	U.S. Total
	400 Growth	Market
	Index	FA Index
R-Squared	1.00	0.81
Beta	1.00	0.98

Portfolio Characteristics
		S&P
		MidCap	DJ
		400	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	245	244	3,807
Median Market Cap	$5.8B	$5.8B	$57.6B
Price/Earnings Ratio	30.4x	30.4x	24.8x
Price/Book Ratio	4.0x	4.1x	3.0x
Return on Equity	15.6%	15.6%	16.4%
Earnings Growth Rate	12.2%	12.1%	7.6%
Dividend Yield	1.2%	1.2%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	46%	—	—
Short-Term Reserves	3.5%	—	—

Sector Diversification (% of equity exposure)
			DJ
		S&P	U.S.
		MidCap	Total
		400	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary	12.1%	12.0%	12.4%
Consumer Staples	3.3	3.3	8.4
Energy	1.4	1.4	6.2
Financials	12.4	12.8	15.3
Health Care	9.4	9.3	13.4
Industrials	16.5	16.9	10.8
Information Technology	23.5	23.4	20.7
Materials	6.7	6.6	3.4
Real Estate	12.0	11.7	4.1
Telecommunication
Services	0.0	0.0	2.1
Utilities	2.7	2.6	3.2

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Advanced Micro Devices
Inc.	Semiconductors	1.2%
Synopsys Inc.	Application Software	1.2
Alexandria Real Estate
Equities Inc.	Office REITs	1.2
Huntington Ingalls	Aerospace &
Industries Inc.	Defense	1.1
CDK Global Inc.	Application Software	1.1
WhiteWave Foods Co.	Packaged Foods &
	Meats	1.1
Domino's Pizza Inc.	Restaurants	1.0
Duke Realty Corp.	Industrial REITs	1.0
MSCI Inc.	Financial Exchanges
	& Data	1.0
Packaging Corp. of
America	Paper Packaging	1.0
Top Ten		10.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.21% for ETF Shares and 0.08% for Institutional Shares.

39

S&P Mid-Cap 400 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2017

Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		14.54%	14.22%	14.53%
Net Asset Value		14.55	14.22	14.53
Institutional Shares	3/28/2011[1]	14.71	14.36	10.85

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

40

S&P Mid-Cap 400 Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (12.1%)
	Domino’s Pizza Inc.	46,953	8,912
*	NVR Inc.	3,443	6,662
	Gentex Corp.	279,802	5,884
	Thor Industries Inc.	46,734	5,179
	Dunkin’ Brands Group Inc.	89,585	4,928
*	Panera Bread Co. Class A	21,323	4,921
	Pool Corp.	40,373	4,631
	Carter’s Inc.	48,218	4,244
	Dick’s Sporting Goods Inc.	85,887	4,204
	Service Corp.
	International	115,350	3,545
*	Skechers U.S.A. Inc.
	Class A	130,224	3,343
*	Kate Spade & Co.	125,149	2,986
	Jack in the Box Inc.	31,584	2,960
	Cable One Inc.	4,576	2,862
*	Buffalo Wild Wings Inc.	17,779	2,756
	Wendy’s Co.	195,823	2,730
^	Cracker Barrel Old
	Country Store Inc.	16,906	2,722
	Texas Roadhouse Inc.
	Class A	62,682	2,651
	Cheesecake Factory Inc.	43,086	2,630
	Cinemark Holdings Inc.	58,875	2,465
^	Polaris Industries Inc.	27,937	2,381
*	AMC Networks Inc. Class A	37,424	2,238
^	Brinker International Inc.	48,507	2,049
	Papa John’s International Inc.	25,946	2,048
*	Sotheby’s	45,015	2,032
*	Live Nation
	Entertainment Inc.	67,046	1,905
	Churchill Downs Inc.	12,125	1,822
*	Sally Beauty Holdings Inc.	78,555	1,718
*	Tempur Sealy
	International Inc.	28,935	1,336
*	Cabela’s Inc.	27,502	1,288

	Meredith Corp.	19,916	1,249
	Tupperware Brands Corp.	20,676	1,249
	John Wiley & Sons Inc.
	Class A	20,564	1,073
	Chico’s FAS Inc.	60,618	878
*	Deckers Outdoor Corp.	15,994	845
*	Vista Outdoor Inc.	25,309	512
			105,838
Consumer Staples (3.3%)
*	WhiteWave Foods Co.
	Class A	173,071	9,533
*	Post Holdings Inc.	63,362	5,187
	Ingredion Inc.	33,235	4,018
	Lamb Weston Holdings Inc.	83,991	3,292
	Lancaster Colony Corp.	19,020	2,507
	Energizer Holdings Inc.	37,392	2,051
*	Sprouts Farmers Market Inc.	63,827	1,178
*	Boston Beer Co. Inc. Class A	4,771	757
^	Tootsie Roll Industries Inc.	11,391	446
			28,969
Energy (1.4%)
*	WPX Energy Inc.	201,621	2,601
*	Energen Corp.	39,828	2,091
	Patterson-UTI Energy Inc.	73,655	2,034
*	Gulfport Energy Corp.	88,709	1,538
*	QEP Resources Inc.	88,631	1,219
	SM Energy Co.	45,071	1,111
*	Superior Energy Services Inc.	60,582	1,000
*	Denbury Resources Inc.	155,935	423
			12,017
Financials (12.4%)
	MSCI Inc. Class A	91,916	8,694
	MarketAxess Holdings Inc.	36,700	7,165
*	SVB Financial Group	31,031	5,923
*	Signature Bank	35,126	5,533
	Raymond James
	Financial Inc.	67,869	5,332

41

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Commerce
	Bancshares Inc.	85,184	5,028
*	SLM Corp.	418,252	5,015
	FactSet Research
	Systems Inc.	28,081	4,996
	East West Bancorp Inc.	90,105	4,876
	Bank of the Ozarks Inc.	88,737	4,857
	Brown & Brown Inc.	112,283	4,839
	First Horizon National Corp.	227,784	4,542
	SEI Investments Co.	80,070	4,032
	Primerica Inc.	44,734	3,612
	Eaton Vance Corp.	68,687	3,203
	Webster Financial Corp.	57,339	3,150
	Washington Federal Inc.	87,010	2,945
	PrivateBancorp Inc.	49,032	2,775
	RenaissanceRe
	Holdings Ltd.	18,493	2,730
	Cullen/Frost Bankers Inc.	27,914	2,581
	Synovus Financial Corp.	60,924	2,572
	Bank of Hawaii Corp.	29,192	2,466
	Chemical Financial Corp.	43,415	2,313
	UMB Financial Corp.	28,971	2,283
	MB Financial Inc.	39,416	1,775
	Fulton Financial Corp.	84,336	1,613
	Federated Investors Inc.
	Class B	44,374	1,206
	International
	Bancshares Corp.	28,262	1,075
	Trustmark Corp.	30,293	1,001
	WisdomTree
	Investments Inc.	70,574	643
	CBOE Holdings Inc.	172	13
			108,788
Health Care (9.4%)
*	Align Technology Inc.	73,153	7,517
*	VCA Inc.	79,237	7,203
	ResMed Inc.	90,859	6,545
*	WellCare Health Plans Inc.	43,254	6,107
	West Pharmaceutical
	Services Inc.	71,471	5,894
	Bioverativ Inc.	106,242	5,533
	Teleflex Inc.	24,954	4,771
*	ABIOMED Inc.	39,402	4,648
*	United Therapeutics Corp.	28,998	4,284
*	MEDNAX Inc.	56,087	3,993
	Bio-Techne Corp.	36,440	3,874
	HealthSouth Corp.	87,702	3,711
*	NuVasive Inc.	49,174	3,676
*	Charles River Laboratories
	International Inc.	28,663	2,493
	Hill-Rom Holdings Inc.	36,216	2,406
*	Bio-Rad Laboratories Inc.
	Class A	9,936	1,934
*	Akorn Inc.	85,336	1,776

*	Prestige Brands
	Holdings Inc.	29,370	1,663
*	PAREXEL International Corp.	25,408	1,644
*	Catalent Inc.	51,007	1,464
*	Globus Medical Inc.	33,041	919
*	Community Health
	Systems Inc.
	Rights Exp. 12/31/2099	29,782	—
			82,055
Industrials (16.5%)
	Huntington Ingalls
	Industries Inc.	45,278	9,893
	AO Smith Corp.	144,238	7,264
	IDEX Corp.	74,456	6,864
	Carlisle Cos. Inc.	62,990	6,507
	Toro Co.	106,753	6,428
	Nordson Corp.	51,944	6,235
	Lennox International Inc.	37,836	6,229
*	Old Dominion
	Freight Line Inc.	67,629	6,206
*	Copart Inc.	99,595	5,890
	Lincoln Electric Holdings Inc.	60,616	5,104
	Graco Inc.	54,382	4,936
	Wabtec Corp.	56,544	4,530
	MSC Industrial Direct
	Co. Inc. Class A	43,608	4,386
	Curtiss-Wright Corp.	43,197	4,226
	B/E Aerospace Inc.	62,516	3,976
	Donaldson Co. Inc.	90,283	3,878
	Woodward Inc.	54,169	3,816
	Hubbell Inc. Class B	31,175	3,698
	Landstar System Inc.	40,806	3,542
	Crane Co.	48,696	3,520
	Rollins Inc.	93,613	3,422
	EnerSys	42,419	3,255
*	Teledyne Technologies Inc.	23,208	3,050
*	Avis Budget Group Inc.	85,847	2,969
	Watsco Inc.	17,787	2,637
	Oshkosh Corp.	37,823	2,568
	Deluxe Corp.	31,330	2,306
	MSA Safety Inc.	30,479	2,202
*	Genesee & Wyoming Inc.
	Class A	28,145	2,087
	Granite Construction Inc.	38,687	2,051
	Valmont Industries Inc.	11,395	1,792
	EMCOR Group Inc.	28,336	1,742
	Joy Global Inc.	54,470	1,535
	Kennametal Inc.	35,798	1,328
	CEB Inc.	16,944	1,314
*	Dycom Industries Inc.	15,624	1,284
	HNI Corp.	25,151	1,152
	GATX Corp.	17,096	993
			144,815

42

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value•
		Shares	($000)
Information Technology (23.5%)
*	Advanced Micro
	Devices Inc.	742,187	10,732
*	Synopsys Inc.	147,786	10,558
	CDK Global Inc.	145,994	9,698
*	Gartner Inc.	80,673	8,326
	Broadridge Financial
	Solutions Inc.	116,286	8,062
	Jack Henry
	& Associates Inc.	76,272	7,152
	Cognex Corp.	83,660	6,426
*	Cadence Design
	Systems Inc.	201,600	6,229
*	NCR Corp.	121,195	5,826
*	Microsemi Corp.	111,965	5,802
*	ANSYS Inc.	52,394	5,594
*	Ultimate Software
	Group Inc.	28,322	5,477
*	Fortinet Inc.	143,643	5,365
	Computer Sciences Corp.	72,888	4,997
*	Tyler Technologies Inc.	32,552	4,937
*	Trimble Inc.	159,072	4,936
	LogMeIn Inc.	51,061	4,685
*	Zebra Technologies Corp.	51,556	4,677
*	IPG Photonics Corp.	36,307	4,295
*	PTC Inc.	79,033	4,259
*	WEX Inc.	37,565	4,178
	Mentor Graphics Corp.	106,967	3,969
	Fair Isaac Corp.	30,219	3,931
	j2 Global Inc.	46,892	3,818
	Science Applications
	International Corp.	43,779	3,808
	MAXIMUS Inc.	63,267	3,775
*	Keysight Technologies Inc.	94,606	3,557
	Littelfuse Inc.	22,008	3,553
*	Cirrus Logic Inc.	62,226	3,365
*	CoreLogic Inc.	84,355	3,306
	Monolithic Power
	Systems Inc.	36,549	3,215
	Teradyne Inc.	112,026	3,186
	Brocade Communications
	Systems Inc.	255,421	3,144
*	Integrated Device
	Technology Inc.	130,919	3,130
	InterDigital Inc.	33,486	2,815
*	Silicon Laboratories Inc.	40,777	2,752
*	Manhattan Associates Inc.	46,592	2,337
*	ViaSat Inc.	32,704	2,251
*	Versum Materials Inc.	66,881	2,027
*	CommVault Systems Inc.	41,147	2,018
*	ARRIS International plc	76,369	1,970
*	WebMD Health Corp.	36,002	1,869

	Cypress Semiconductor
	Corp.	131,312	1,743
	National Instruments Corp.	50,425	1,626
	Belden Inc.	20,514	1,449
	Plantronics Inc.	22,365	1,198
*	3D Systems Corp.	73,788	1,122
*	ACI Worldwide Inc.	53,677	1,050
*	Acxiom Corp.	33,948	968
	Convergys Corp.	40,082	877
*	comScore Inc.	2,355	57
			206,097
Materials (6.7%)
	Packaging Corp. of America	91,195	8,429
	Steel Dynamics Inc.	159,535	5,839
	Valspar Corp.	49,908	5,551
	Eagle Materials Inc.	47,093	4,884
	RPM International Inc.	80,763	4,304
	Royal Gold Inc.	63,791	4,213
	Scotts Miracle-Gro Co.	43,427	3,936
	United States Steel Corp.	84,222	3,261
	Chemours Co.	95,904	3,228
	Sonoco Products Co.	50,714	2,704
	Minerals Technologies Inc.	34,124	2,636
	NewMarket Corp.	4,966	2,164
	Sensient Technologies Corp.	26,978	2,157
	Worthington Industries Inc.	42,798	2,099
	AptarGroup Inc.	28,171	2,099
^	Compass Minerals
	International Inc.	14,805	1,122
			58,626
Real Estate (11.9%)
	Alexandria Real Estate
	Equities Inc.	86,790	10,355
	Duke Realty Corp.	346,372	8,881
	Kilroy Realty Corp.	95,359	7,357
	Lamar Advertising Co.
	Class A	80,776	6,097
	Douglas Emmett Inc.	140,582	5,671
	Liberty Property Trust	143,554	5,662
	Regency Centers Corp.	64,293	4,523
	DCT Industrial Trust Inc.	88,901	4,253
	Weingarten Realty
	Investors	115,070	4,082
	Uniti Group Inc.	136,939	3,967
	American Campus
	Communities Inc.	76,120	3,890
	Camden Property Trust	45,282	3,833
	National Retail
	Properties Inc.	83,342	3,770
	First Industrial Realty
	Trust Inc.	114,197	3,072
	Education Realty Trust Inc.	71,347	3,007

43

S&P Mid-Cap 400 Growth Index Fund

		Market
		Value•
	Shares	($000)
Highwoods Properties Inc.	56,772	2,980
EPR Properties	37,912	2,918
Equity One Inc.	90,729	2,873
Healthcare Realty Trust Inc.	79,232	2,532
Taubman Centers Inc.	32,467	2,265
Tanger Factory Outlet
Centers Inc.	64,752	2,193
Corporate Office
Properties Trust	63,872	2,177
Urban Edge Properties	58,063	1,610
Mack-Cali Realty Corp.	53,259	1,553
Rayonier Inc.	53,676	1,537
CyrusOne Inc.	28,276	1,439
Potlatch Corp.	26,039	1,152
Alexander & Baldwin Inc.	24,677	1,106
		104,755
Utilities (2.7%)
MDU Resources Group Inc.	190,736	5,171
Westar Energy Inc. Class A	83,085	4,485
Southwest Gas Holdings Inc.	46,374	3,966
Aqua America Inc.	90,082	2,859
National Fuel Gas Co.	45,751	2,759
Black Hills Corp.	31,152	2,021
WGL Holdings Inc.	24,002	2,004
		23,265
Total Common Stocks
(Cost $741,618)		875,225
Temporary Cash Investments (3.8%)[1]
Money Market Fund (3.8%)
[2,3] Vanguard Market Liquidity
Fund, 0.864%	333,382	33,341

	Face
	Amount
	($000)

U.S. Government and Agency Obligations (0.0%)
4	United States Treasury Bill,
0.564%–0.587%, 5/4/17	200	200
United States Treasury Bill,
0.607%, 5/25/17	100	100
		300
Total Temporary Cash Investments
(Cost $33,641)		33,641
Total Investments (103.7%)
(Cost $775,259)		908,866

Amount
($000)
Other Assets and Liabilities (-3.7%)
Other Assets
Investment in Vanguard	57
Receivables for Investment Securities Sold	396
Receivables for Accrued Income	612
Receivables for Capital Shares Issued	3,187
Total Other Assets	4,252
Liabilities
Payables for Investment Securities
Purchased	(33,051)
Collateral for Securities on Loan	(1,121)
Payables for Capital Shares Redeemed	(2,120)
Payables to Vanguard	(227)
Other Liabilities	(8)
Total Liabilities	(36,527)
Net Assets (100%)	876,591

44

S&P Mid-Cap 400 Growth Index Fund

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	785,877
Overdistributed Net Investment Income	(696)
Accumulated Net Realized Losses	(42,195)
Unrealized Appreciation (Depreciation)
Investment Securities	133,607
Futures Contracts	(2)
Net Assets	876,591

ETF Shares—Net Assets
Applicable to 5,350,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	631,121
Net Asset Value Per Share—ETF Shares	$117.97

Institutional Shares—Net Assets
Applicable to 1,045,245 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	245,470
Net Asset Value Per Share—
Institutional Shares	$234.84

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,080,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 3.8%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $1,121,000 of collateral received for securities on loan.
4 Securities with a value of $190,000 have been segregated as initial margin for open futures contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

45

S&P Mid-Cap 400 Growth Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	3,775
Interest[1]	8
Securities Lending—Net	17
Total Income	3,800
Expenses
The Vanguard Group—Note B
Investment Advisory Services	52
Management and Administrative—ETF Shares	469
Management and Administrative—Institutional Shares	53
Marketing and Distribution—ETF Shares	19
Marketing and Distribution—Institutional Shares	3
Custodian Fees	13
Shareholders’ Reports—ETF Shares	20
Shareholders’ Reports—Institutional Shares	—
Total Expenses	629
Net Investment Income	3,171
Realized Net Gain (Loss)
Investment Securities Sold[1]	7,957
Futures Contracts	84
Realized Net Gain (Loss)	8,041
Change in Unrealized Appreciation (Depreciation)
Investment Securities	51,505
Futures Contracts	(2)
Change in Unrealized Appreciation (Depreciation)	51,503
Net Increase (Decrease) in Net Assets Resulting from Operations	62,715

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $7,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

46

S&P Mid-Cap 400 Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,171	6,123
Realized Net Gain (Loss)	8,041	5,353
Change in Unrealized Appreciation (Depreciation)	51,503	51,455
Net Increase (Decrease) in Net Assets Resulting from Operations	62,715	62,931
Distributions
Net Investment Income
ETF Shares	(5,674)	(4,524)
Institutional Shares	(2,068)	(1,029)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(7,742)	(5,553)
Capital Share Transactions
ETF Shares	76,495	93,098
Institutional Shares	61,960	59,674
Net Increase (Decrease) from Capital Share Transactions	138,455	152,772
Total Increase (Decrease)	193,428	210,150
Net Assets
Beginning of Period	683,163	473,013
End of Period[1]	876,591	683,163

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($696,000) and $3,875,000.

See accompanying Notes, which are an integral part of the Financial Statements.

47

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value,
Beginning of Period	$109.76	$99.88	$97.18	$80.96	$67.47	$61.13
Investment Operations
Net Investment Income	. 455	. 954	1.036	. 571.721		. 405
Net Realized and Unrealized Gain (Loss)
on Investments	8.913	9.960	2.456	16.256	13.257	6.266
Total from Investment Operations	9.368	10.914	3.492	16.827	13.978	6.671
Distributions
Dividends from Net Investment Income	(1.158)	(1.034)	(.792)	(.607)	(.488)	(.331)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.158)	(1.034)	(.792)	(.607)	(.488)	(.331)
Net Asset Value, End of Period	$117.97	$109.76	$99.88	$97.18	$80.96	$67.47

Total Return	8.58%	11.04%	3.60%	20.84%	20.83%	10.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$631	$513	$377	$292	$182	$91
Ratio of Total Expenses to
Average Net Assets	0.21%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.03%	1.08%	1.08%	0.81%	1.08%	0.76%
Portfolio Turnover Rate[1]	46%	38%	47%	38%	35%	26%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

48

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value,
Beginning of Period	$218.61	$198.85	$193.45	$161.12	$134.20	$121.54
Investment Operations
Net Investment Income	1.033	2.094	2.271	1.316	1.584	.915
Net Realized and Unrealized Gain (Loss)
on Investments	17.742	19.906	4.900	32.386	26.392	12.506
Total from Investment Operations	18.775	22.000	7.171	33.702	27.976	13.421
Distributions
Dividends from Net Investment Income	(2.545)	(2.240)	(1.771)	(1.372)	(1.056)	(.761)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(2.545)	(2.240)	(1.771)	(1.372)	(1.056)	(.761)
Net Asset Value, End of Period	$234.84	$218.61	$198.85	$193.45	$161.12	$134.20

Total Return	8.64%	11.18%	3.72%	20.99%	20.97%	11.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$245	$170	$96	$90	$42	$23
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.16%	1.20%	1.20%	0.93%	1.20%	0.88%
Portfolio Turnover Rate[1]	46%	38%	47%	38%	35%	26%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

49

S&P Mid-Cap 400 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

50

S&P Mid-Cap 400 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

51

S&P Mid-Cap 400 Growth Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017, the fund had contributed to Vanguard capital in the amount of $57,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	875,225	—	—
Temporary Cash Investments	33,341	300	—
Futures Contracts—Liabilities[1]	(8)	—	—
Total	908,558	300	—
1 Represents variation margin on the last day of the reporting period.

52

S&P Mid-Cap 400 Growth Index Fund

D. At February 28, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	March 2017	4	691	(2)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $8,564,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

For tax purposes, at August 31, 2016, the fund had available capital losses totaling $41,672,000 that maybe carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $775,259,000.

Net unrealized appreciation of investment securities for tax purposes was $133,607,000, consisting of unrealized gains of $146,808,000 on securities that had risen in value since their purchase and $13,201,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2017, the fund purchased $432,896,000 of investment securities and sold $298,544,000 of investment securities, other than temporary cash investments. Purchases and sales include $98,906,000 and $28,888,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the period ended February 28, 2017, such purchases and sales were $86,495,000 and $46,493,000 respectively; these amounts are included in the purchases and sales of investment securities noted above.

53

S&P Mid-Cap 400 Growth Index Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2017			August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	110,098	975	198,705	1,950
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(33,603)	(300)	(105,607)	(1,050)
Net Increase (Decrease)—ETF Shares	76,495	675	93,098	900
Institutional Shares
Issued	73,867	321	87,252	431
Issued in Lieu of Cash Distributions	430	2	407	2
Redeemed	(12,337)	(56)	(27,985)	(138)
Net Increase (Decrease)—Institutional Shares	61,960	267	59,674	295

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

54

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

55

Six Months Ended February 28, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2016	2/28/2017	Period
Based on Actual Fund Return
S&P Mid-Cap 400 Index Fund
ETF Shares	$1,000.00	$1,112.87	$0.84
Institutional Shares	1,000.00	1,113.35	0.42
S&P Mid-Cap 400 Value Index Fund
ETF Shares	$1,000.00	$1,134.56	$1.11
Institutional Shares	1,000.00	1,135.33	0.42
S&P Mid-Cap 400 Growth Index Fund
ETF Shares	$1,000.00	$1,085.75	$1.09
Institutional Shares	1,000.00	1,086.39	0.41
Based on Hypothetical 5% Yearly Return
S&P Mid-Cap 400 Index Fund
ETF Shares	$1,000.00	$1,024.00	$0.80
Institutional Shares	1,000.00	1,024.40	0.40
S&P Mid-Cap 400 Value Index Fund
ETF Shares	$1,000.00	$1,023.75	$1.05
Institutional Shares	1,000.00	1,024.40	0.40
S&P Mid-Cap 400 Growth Index Fund
ETF Shares	$1,000.00	$1,023.75	$1.05
Institutional Shares	1,000.00	1,024.40	0.40

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Mid-Cap 400 Index Fund, 0.16% for ETF Shares and 0.08% for Institutional Shares; for the S&P Mid-Cap 400 Value Index Fund, 0.21% for ETF Shares and 0.08% for Institutional Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.21% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

56

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

57

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

58

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc.

(diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The index is a product of S&P Dow Jones Indices LLC
Direct Investor Account Services > 800-662-2739	(“SPDJI”), and has been licensed for use by Vanguard.
Standard & Poor’s® and S&P® are registered
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Text Telephone for People	(“S&P”); Dow Jones® is a registered trademark of Dow
Who Are Deaf or Hard of Hearing> 800-749-7273	Jones Trademark Holdings LLC (“Dow Jones”); S&P®
and S&P 500® are trademarks of S&P; and these
This material may be used in conjunction	trademarks have been licensed for use by SPDJI and
with the offering of shares of any Vanguard	sublicensed for certain purposes by Vanguard.
fund only if preceded or accompanied by	Vanguard product(s) are not sponsored, endorsed, sold
or promoted by SPDJI, Dow Jones, S&P, or their
the fund’s current prospectus.	respective affiliates and none of such parties make any
All comparative mutual fund data are from Lipper, a	representation regarding the advisability of investing in
Thomson Reuters Company, or Morningstar, Inc., unless	such product(s) nor do they have any liability for any
otherwise noted.	errors, omissions, or interruptions of the index.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18422 042017

Semiannual Report | February 28, 2017

Vanguard S&P 500 Value and Growth Index Funds

Vanguard S&P 500 Value Index Fund

Vanguard S&P 500 Growth Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
S&P 500 Value Index Fund.	6
S&P 500 Growth Index Fund.	22
About Your Fund’s Expenses.	36
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Large-capitalization value stocks generally outperformed their growth counterparts over the six months ended February 28, 2017. Vanguard S&P 500 Value Index Fund returned nearly 12% for the period and Vanguard S&P 500 Growth Index Fund returned about 8%.

• Both funds closely tracked their target indexes and exceeded the average returns of their large-cap fund peers.

• Financial stocks, which make up more than one-quarter of the Value Index Fund, contributed most to returns. Industrials and information technology also performed well.

• Information technology, which makes up about one-third of the Growth Index Fund, added most to returns. Consumer discretionary and industrials also boosted results.

• For both funds, the real state sector was a negative performer, although telecommunication services also struggled. Other laggards included health care in the Growth Index Fund and consumer staples in the Value Index Fund.

Total Returns: Six Months Ended February 28, 2017
Total
Returns
Vanguard S&P 500 Value Index Fund
ETF Shares
Market Price	11.70%
Net Asset Value	11.71
Institutional Shares	11.76
S&P 500 Value Index	11.81
Large-Cap Value Funds Average	11.57
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard S&P 500 Growth Index Fund
ETF Shares
Market Price	8.04%
Net Asset Value	8.06
S&P 500 Growth Index	8.14
Large-Cap Growth Funds Average	7.44
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P 500 Value Index Fund	0.15%	0.08%	1.09%
S&P 500 Growth Index Fund	0.15	—	1.14

The fund expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the funds’ annualized expense ratios were: for the S&P 500 Value Index Fund, 0.16% for ETF Shares and 0.07% for Institutional Shares; and for the S&P 500 Growth Index Fund, 0.16%. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the S&P 500 Value Index Fund, Large-Cap Value Funds, and for the S&P 500 Growth Index Fund, Large-Cap Growth Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

More than a decade ago, a Vanguard client asked us to help improve its defined contribution retirement plan. New hires were participating in the plan at lower rates than in previous years, and the client wanted to reverse this trend. Another priority was to help more participants invest their retirement savings in balanced portfolios.

The overall goal of this longtime client: Give employees a better chance to achieve financial security in retirement.

Today, that plan automatically enrolls employees at a 5% contribution rate, puts them in a low-cost target-date fund that takes on less risk as they near retirement, and offers a comprehensive suite of advice services. On top of that, employees get an employer contribution of 5% and are eligible for a company match.

Because of this combination of attractive features and generous employer contributions, nearly all new hires now participate in the plan, 81% of plan participants invest their retirement savings in balanced portfolios, and 87% of participants meet or exceed Vanguard’s recommended total retirement savings target. (Vanguard generally recommends that retirement investors save 12%–15% of pay, including company matches.)

3

Changing the retirement landscape

Am I singling out an isolated Vanguard success story? Absolutely not.

Stories like these are becoming increasingly common with employer-based retirement plans, particularly among large and midsize companies. Solutions such as automatic enrollment, automatic contribution increases, and default investment in target-date funds are having a positive effect.

Insights from the relatively new discipline of behavioral finance have contributed to the advances. Simply put, retirement plans are making natural human inertia work for future retirees, rather than against them, by putting savings on autopilot as much as possible.

More than 60% of Vanguard participants are in plans with automatic enrollment, which has led to a big jump in participation. Today, more than four-fifths of eligible employees are saving for retirement, compared with only two-thirds ten years ago.

In addition, many plans have adopted automatic-escalation features, which increase plan contributions at regular intervals until a maximum level is reached or an employee opts out. Automatic increases are a crucial tool for boosting retirement savings rates.

The growing use of target-date funds is another enormous benefit. More than 70% of all participants in Vanguard plans invest at least part of their retirement savings in

Market Barometer
			Total Returns
		Periods Ended February 28, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.10%	25.53%	13.94%
Russell 2000 Index (Small-caps)	12.61	36.11	12.89
Russell 3000 Index (Broad U.S. market)	10.29	26.29	13.85
FTSE All-World ex US Index (International)	5.40	19.87	4.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.19%	1.42%	2.24%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.80	0.25	3.07
Citigroup Three-Month U.S. Treasury Bill Index	0.19	0.32	0.10

CPI
Consumer Price Index	1.14%	2.74%	1.36%

4

these age-appropriate, diversified strategies. And nearly 50% of Vanguard participants are invested solely in a single target-date fund.

Consider a do-it-yourself autopilot

But what if you don’t have access to a world-class, employer-based retirement plan? Unfortunately, not everyone does, which is an important policy issue.

However, you can still put the features of these plans to work. For example, you can set up automatic contributions from your paycheck to an IRA. And you can adopt your own automatic escalation by investing any pay raises.

You can also take a page from top-quality retirement plans by considering a low-cost, globally diversified target-date fund. The beauty of this approach is that you don’t need to remember to rebalance your portfolio—the fund does it for you.

Of course, you can take a more active role in picking your own investments, and this can be a good choice for some. But keep in mind the lessons from successful employer-based plans: Busy workers, faced with a lot of competing priorities, are often best served by putting their retirement savings on autopilot.

Winning by default

In highlighting some recent successes in retirement savings, I don’t want to minimize the challenges we still face. We’re living in a slow-growth, uncertain world, and investment returns for both stocks and bonds could well be modest in the coming decade.

But I believe the innovations we’ve seen in the last ten years in many retirement plans—you might call it the “default revolution”—point the way toward a solution. And that even goes for people whose employers don’t have a world-class retirement plan.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

March 14, 2017

5

S&P 500 Value Index Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VOOV	VSPVX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	2.23%	2.28%

Portfolio Characteristics
			DJ
			U.S.
		S&P 500	Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	352	352	3,807
Median Market Cap	$77.7B	$77.7B	$57.6B
Price/Earnings Ratio	21.6x	21.6x	24.8x
Price/Book Ratio	2.1x	2.1x	3.0x
Return on Equity	13.8%	13.7%	16.4%
Earnings Growth Rate	3.9%	3.9%	7.6%
Dividend Yield	2.4%	2.4%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	20%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P 500	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	6.8%	6.8%	12.4%
Consumer Staples	11.7	11.7	8.4
Energy	11.3	11.3	6.2
Financials	27.0	27.0	15.3
Health Care	12.3	12.3	13.4
Industrials	8.7	8.7	10.8
Information Technology	7.1	7.1	20.7
Materials	3.4	3.4	3.4
Real Estate	1.8	1.8	4.1
Telecommunication
Services	4.0	4.0	2.1
Utilities	5.9	5.9	3.2

Volatility Measures
		DJ
	S&P 500	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.92
Beta	1.00	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	3.6%
Berkshire Hathaway Inc. Multi-Sector Holdings		3.4
JPMorgan Chase & Co.	Diversified Banks	3.4
Wells Fargo & Co.	Diversified Banks	2.8
AT&T Inc.	Integrated
	Telecommunication
	Services	2.7
Bank of America Corp.	Diversified Banks	2.6
Chevron Corp.	Integrated Oil & Gas	2.2
Cisco Systems Inc.	Communications
	Equipment	1.8
Citigroup Inc.	Diversified Banks	1.8
General Electric Co.	Industrial
	Conglomerates	1.5
Top Ten		25.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.16% for ETF Shares and 0.07% for Institutional Shares.

6

S&P 500 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2017

Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		17.23%	14.55%	13.65%
Net Asset Value		17.19	14.54	13.64
Institutional Shares	3/3/2015	17.29	—	6.73

See Financial Highlights for dividend and capital gains information.

7

S&P 500 Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (6.7%)
	Walt Disney Co.	43,771	4,819
	General Motors Co.	101,143	3,726
	Ford Motor Co.	284,572	3,566
	McDonald’s Corp.	23,010	2,937
	Target Corp.	40,955	2,407
	NIKE Inc. Class B	41,894	2,395
	Carnival Corp.	30,576	1,711
	Lowe’s Cos. Inc.	22,832	1,698
	Delphi Automotive plc	19,749	1,503
	VF Corp.	24,066	1,262
	Twenty-First Century Fox
	Inc. Class A	40,146	1,201
	Viacom Inc. Class B	25,331	1,101
	Genuine Parts Co.	10,846	1,038
	Whirlpool Corp.	5,476	978
	DR Horton Inc.	24,673	789
	Macy’s Inc.	22,159	736
	Lennar Corp. Class A	14,292	697
	Newell Brands Inc.	13,688	671
	Goodyear Tire & Rubber Co.	18,980	665
	BorgWarner Inc.	14,521	613
	Royal Caribbean Cruises Ltd.	5,981	575
*	Mohawk Industries Inc.	2,430	550
	Kohl’s Corp.	12,789	545
	Twenty-First Century Fox Inc.	18,338	538
	Best Buy Co. Inc.	11,985	529
	PVH Corp.	5,736	525
*	CarMax Inc.	7,633	493
	L Brands Inc.	9,254	487
	PulteGroup Inc.	21,591	476
	News Corp. Class A	36,374	466
	Bed Bath & Beyond Inc.	11,031	446
	Staples Inc.	47,166	424
	Omnicom Group Inc.	4,849	413
	TEGNA Inc.	15,638	401
*	Chipotle Mexican Grill Inc.
	Class A	948	397

	Gap Inc.	15,903	395
	Coach Inc.	10,311	393
	Nordstrom Inc.	8,411	392
	Tiffany & Co.	3,853	354
	Ralph Lauren Corp. Class A	4,077	323
	H&R Block Inc.	15,685	322
	Signet Jewelers Ltd.	5,065	322
	Interpublic Group of Cos. Inc.	12,915	311
	Tractor Supply Co.	4,102	291
	Foot Locker Inc.	3,815	289
	Mattel Inc.	10,872	280
	Hanesbrands Inc.	13,231	265
*	AutoNation Inc.	4,774	219
	Wyndham Worldwide Corp.	2,557	213
	Leggett & Platt Inc.	3,814	188
*	TripAdvisor Inc.	3,435	142
			46,477
Consumer Staples (11.7%)
	Procter & Gamble Co.	99,509	9,062
	Wal-Mart Stores Inc.	109,798	7,788
	CVS Health Corp.	77,756	6,266
	Coca-Cola Co.	138,683	5,819
	Costco Wholesale Corp.	31,873	5,647
	Philip Morris International
	Inc.	50,901	5,566
	Walgreens Boots Alliance
	Inc.	62,400	5,390
	PepsiCo Inc.	46,011	5,079
	Mondelez International Inc.
	Class A	112,608	4,946
	Kraft Heinz Co.	43,491	3,980
	Kroger Co.	68,843	2,189
	Colgate-Palmolive Co.	28,516	2,081
	Archer-Daniels-Midland Co.	41,955	1,971
	Kimberly-Clark Corp.	12,535	1,662
	Molson Coors Brewing Co.
	Class B	13,439	1,349
	Tyson Foods Inc. Class A	21,186	1,325
	Conagra Brands Inc.	30,243	1,246
	JM Smucker Co.	8,462	1,199

8

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	General Mills Inc.	19,358	1,169
	Sysco Corp.	17,432	919
	Whole Foods Market Inc.	23,094	708
	Hormel Foods Corp.	19,633	692
	Kellogg Co.	8,448	626
	Clorox Co.	4,220	577
	Estee Lauder Cos. Inc.
	Class A	6,788	562
	Mead Johnson Nutrition Co.	6,171	542
	Dr Pepper Snapple Group
	Inc.	5,348	500
*	Monster Beverage Corp.	11,798	489
	Coty Inc. Class A	19,827	372
	Church & Dwight Co. Inc.	6,577	328
	Campbell Soup Co.	5,491	326
	McCormick & Co. Inc.	2,982	293
	Brown-Forman Corp. Class B	5,322	260
			80,928
Energy (11.2%)
	Exxon Mobil Corp.	302,344	24,587
	Chevron Corp.	137,643	15,485
	Schlumberger Ltd.	55,794	4,484
	ConocoPhillips	90,342	4,298
	Kinder Morgan Inc.	139,982	2,983
	Phillips 66	32,280	2,524
	Valero Energy Corp.	33,006	2,243
	Occidental Petroleum Corp.	31,760	2,082
	EOG Resources Inc.	20,177	1,957
	Marathon Petroleum Corp.	38,485	1,909
	Halliburton Co.	26,834	1,434
	Anadarko Petroleum Corp.	20,376	1,317
	National Oilwell Varco Inc.	27,541	1,113
*	TechnipFMC plc	34,279	1,108
	Baker Hughes Inc.	17,666	1,065
	Hess Corp.	19,445	1,000
	Marathon Oil Corp.	61,776	988
	Williams Cos. Inc.	32,583	923
	Devon Energy Corp.	17,098	741
	Tesoro Corp.	8,492	723
	Noble Energy Inc.	18,210	663
*	Concho Resources Inc.	4,899	649
^	Helmerich & Payne Inc.	7,838	536
	Apache Corp.	9,993	525
*	Transocean Ltd.	28,231	390
	Cabot Oil & Gas Corp.	17,561	385
	Cimarex Energy Co.	3,047	383
	EQT Corp.	5,125	307
	ONEOK Inc.	4,727	255
	Range Resources Corp.	8,504	235
*	Newfield Exploration Co.	4,733	173
*	Chesapeake Energy Corp.	28,988	158
*	Southwestern Energy Co.	15,931	120
			77,743

Financials (27.0%)
* Berkshire Hathaway Inc.
Class B	138,452	23,733
JPMorgan Chase & Co.	260,899	23,643
Wells Fargo & Co.	329,569	19,075
Bank of America Corp.	736,783	18,184
Citigroup Inc.	207,781	12,427
Goldman Sachs Group Inc.	26,966	6,689
Morgan Stanley	105,148	4,802
Chubb Ltd.	33,929	4,688
American International
Group Inc.	71,148	4,548
PNC Financial Services
Group Inc.	35,473	4,513
MetLife Inc.	80,141	4,203
Bank of New York Mellon
Corp.	77,095	3,634
Prudential Financial Inc.	31,354	3,466
Capital One Financial Corp.	35,167	3,301
BB&T Corp.	59,166	2,853
US Bancorp	51,257	2,819
Travelers Cos. Inc.	20,714	2,532
American Express Co.	29,360	2,351
Allstate Corp.	26,850	2,206
Aflac Inc.	29,757	2,153
SunTrust Banks Inc.	35,786	2,129
State Street Corp.	26,439	2,107
Synchrony Financial	57,178	2,072
M&T Bank Corp.	11,306	1,888
BlackRock Inc.	4,513	1,749
Progressive Corp.	42,312	1,658
Fifth Third Bancorp	55,097	1,512
Regions Financial Corp.	89,759	1,371
Hartford Financial Services
Group Inc.	27,544	1,347
Principal Financial Group Inc.	19,508	1,220
Willis Towers Watson plc	9,354	1,201
Lincoln National Corp.	16,667	1,169
Huntington Bancshares Inc.	78,883	1,115
CME Group Inc.	9,151	1,111
Franklin Resources Inc.	25,302	1,089
Invesco Ltd.	29,789	959
Loews Corp.	20,147	946
Citizens Financial Group Inc.	23,093	863
Unum Group	16,928	827
XL Group Ltd.	19,519	790
Ameriprise Financial Inc.	5,993	788
KeyCorp	40,487	760
Affiliated Managers Group
Inc.	3,991	670
Zions Bancorporation	14,778	663
Leucadia National Corp.	23,489	625
Torchmark Corp.	8,030	623
Northern Trust Corp.	5,570	487

9

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	T. Rowe Price Group Inc.	6,195	441
	People’s United Financial Inc.	22,580	434
	Assurant Inc.	4,157	412
	Comerica Inc.	5,722	408
	Cincinnati Financial Corp.	4,796	350
	Navient Corp.	21,988	339
	Nasdaq Inc.	4,459	317
	CBOE Holdings Inc.	2,133	166
			186,426
Health Care (12.3%)
	Johnson & Johnson	77,362	9,454
	Medtronic plc	100,113	8,100
	Allergan plc	27,348	6,695
	Pfizer Inc.	194,685	6,643
	Abbott Laboratories	125,492	5,657
	Merck & Co. Inc.	76,391	5,032
	Amgen Inc.	24,409	4,309
	Eli Lilly & Co.	39,669	3,285
*	Express Scripts Holding Co.	44,960	3,176
	Anthem Inc.	19,209	3,166
	Bristol-Myers Squibb Co.	54,837	3,110
	Cigna Corp.	18,720	2,787
	McKesson Corp.	15,462	2,321
	Cardinal Health Inc.	23,337	1,899
	Baxter International Inc.	35,695	1,818
	Danaher Corp.	20,860	1,785
	Thermo Fisher Scientific Inc.	11,235	1,772
*	Mylan NV	33,466	1,401
	AmerisourceBergen Corp.
	Class A	12,197	1,116
	Dentsply Sirona Inc.	16,787	1,066
*	Henry Schein Inc.	5,859	1,005
*	HCA Holdings Inc.	10,413	908
*	Centene Corp.	12,461	879
*	DaVita Inc.	11,482	797
	Perrigo Co. plc	10,433	780
*	Vertex Pharmaceuticals Inc.	7,758	703
	Zimmer Biomet Holdings Inc.	5,256	615
*	Illumina Inc.	3,308	554
*	Laboratory Corp. of America
	Holdings	3,450	491
	Universal Health Services
	Inc. Class B	3,596	452
	PerkinElmer Inc.	7,962	432
	Agilent Technologies Inc.	8,339	428
*	Mallinckrodt plc	7,668	402
	Quest Diagnostics Inc.	3,900	380
*	Envision Healthcare Corp.	5,040	353
*	Hologic Inc.	8,095	328
*	Waters Corp.	1,987	308
	Patterson Cos. Inc.	5,986	272
	Cooper Cos. Inc.	1,010	201
*	Endo International plc	14,304	195
			85,075

Industrials (8.6%)
General Electric Co.	341,856	10,191
United Technologies Corp.	55,834	6,284
Johnson Controls
International plc	68,299	2,864
Honeywell International Inc.	22,783	2,836
Delta Air Lines Inc.	53,692	2,681
3M Co.	14,022	2,613
Norfolk Southern Corp.	21,288	2,576
Boeing Co.	13,811	2,489
Eaton Corp. plc	32,937	2,371
Union Pacific Corp.	18,776	2,027
Caterpillar Inc.	20,676	1,999
American Airlines Group Inc.	37,781	1,752
Emerson Electric Co.	25,455	1,530
CSX Corp.	25,722	1,249
Deere & Co.	10,848	1,188
Raytheon Co.	7,057	1,088
Textron Inc.	19,704	932
Arconic Inc.	31,973	920
AMETEK Inc.	16,875	911
Dover Corp.	11,328	907
PACCAR Inc.	12,374	827
Stanley Black & Decker Inc.	5,697	724
Pentair plc	12,159	706
Roper Technologies Inc.	3,315	693
Kansas City Southern	7,800	691
Fluor Corp.	10,085	559
L3 Technologies Inc.	3,103	522
* Stericycle Inc.	6,190	513
Jacobs Engineering Group
Inc.	8,749	494
Parker-Hannifin Corp.	3,177	492
Nielsen Holdings plc	11,000	488
Robert Half International Inc.	9,400	453
Flowserve Corp.	9,455	439
CH Robinson Worldwide Inc.	5,136	413
Snap-on Inc.	1,978	336
Rockwell Collins Inc.	3,506	335
Alaska Air Group Inc.	3,237	317
Masco Corp.	9,100	307
Ryder System Inc.	3,862	294
Expeditors International of
Washington Inc.	4,840	273
Fortune Brands Home &
Security Inc.	3,198	185
Allegion plc	2,518	183
Pitney Bowes Inc.	3,346	46
		59,698
Information Technology (7.1%)
Cisco Systems Inc.	366,004	12,510
Intel Corp.	179,678	6,504
International Business
Machines Corp.	27,131	4,879
Oracle Corp.	91,781	3,909

10

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
*	Yahoo! Inc.	64,005	2,923
	Hewlett Packard
	Enterprise Co.	121,475	2,772
	HP Inc.	124,748	2,167
*	Micron Technology Inc.	75,262	1,764
	Western Digital Corp.	20,816	1,600
*	eBay Inc.	46,244	1,568
	Seagate Technology plc	21,475	1,035
	TE Connectivity Ltd.	12,916	962
*	Cognizant Technology
	Solutions Corp. Class A	13,207	783
	CA Inc.	22,850	737
	Symantec Corp.	23,350	667
*	Qorvo Inc.	9,283	614
	Xerox Corp.	61,735	459
*	Autodesk Inc.	4,839	418
	Alliance Data Systems Corp.	1,677	408
	Xilinx Inc.	6,429	378
	Juniper Networks Inc.	12,170	341
	NetApp Inc.	7,756	324
*	Teradata Corp.	9,369	291
	Western Union Co.	12,379	243
*	First Solar Inc.	5,751	208
	CSRA Inc.	5,480	163
	FLIR Systems Inc.	2,992	110
			48,737
Materials (3.4%)
	Dow Chemical Co.	81,716	5,088
	EI du Pont de Nemours
	& Co.	31,694	2,489
	LyondellBasell Industries NV
	Class A	24,366	2,223
	International Paper Co.	29,985	1,580
	Monsanto Co.	10,556	1,202
	Praxair Inc.	9,132	1,084
	Ecolab Inc.	8,611	1,067
	WestRock Co.	18,311	984
	Air Products & Chemicals Inc.	6,789	954
	Ball Corp.	12,711	935
	PPG Industries Inc.	9,047	927
	Eastman Chemical Co.	10,703	859
	Mosaic Co.	25,538	796
	Nucor Corp.	9,651	604
	Sherwin-Williams Co.	1,827	564
	CF Industries Holdings Inc.	16,910	531
*	Freeport-McMoRan Inc.	37,558	503
	International Flavors &
	Fragrances Inc.	2,433	306
	Sealed Air Corp.	6,568	305
	Avery Dennison Corp.	3,050	246
	FMC Corp.	3,381	195
			23,442

Real Estate (1.8%)
	Weyerhaeuser Co.	54,546	1,839
	Simon Property Group Inc.	7,791	1,437
	HCP Inc.	34,095	1,118
	Public Storage	3,807	866
	Crown Castle International
	Corp.	9,159	857
	SL Green Realty Corp.	7,364	830
	Ventas Inc.	11,078	721
	Vornado Realty Trust	6,270	689
	Macerich Co.	8,778	591
	Equity Residential	8,771	553
	Boston Properties Inc.	3,927	546
	Essex Property Trust Inc.	2,235	525
	Realty Income Corp.	7,165	439
*	CBRE Group Inc. Class A	12,222	435
	Mid-America Apartment
	Communities Inc.	3,205	329
	Iron Mountain Inc.	7,674	279
	Federal Realty Investment
	Trust	1,919	270
			12,324
Telecommunication Services (4.0%)
	AT&T Inc.	447,755	18,712
	Verizon Communications
	Inc.	139,702	6,933
	CenturyLink Inc.	39,863	967
*	Level 3 Communications
	Inc.	9,342	535
^	Frontier Communications
	Corp.	85,040	249
			27,396
Utilities (5.9%)
	Duke Energy Corp.	50,235	4,147
	Southern Co.	71,455	3,631
	Exelon Corp.	67,321	2,471
	PG&E Corp.	36,870	2,461
	American Electric Power
	Co. Inc.	35,855	2,401
	NextEra Energy Inc.	17,505	2,293
	Sempra Energy	18,232	2,011
	Edison International	23,758	1,895
	Dominion Resources Inc.	24,223	1,881
	PPL Corp.	49,555	1,828
	Consolidated Edison Inc.	22,219	1,712
	Public Service Enterprise
	Group Inc.	36,887	1,696
	Xcel Energy Inc.	37,038	1,619
	Eversource Energy	23,128	1,357
	DTE Energy Co.	13,083	1,326
	FirstEnergy Corp.	31,045	1,007
	Entergy Corp.	13,061	1,001
	Ameren Corp.	17,692	968
	CMS Energy Corp.	20,352	906

11

S&P 500 Value Index Fund

		Market
		Value•
	Shares	($000)
SCANA Corp.	10,423	723
WEC Energy Group Inc.	11,154	672
Pinnacle West Capital Corp.	8,071	663
NiSource Inc.	23,402	560
AES Corp.	47,783	550
NRG Energy Inc.	22,871	379
CenterPoint Energy Inc.	13,374	365
Alliant Energy Corp.	8,836	349
		40,872
Total Common Stocks
(Cost $612,428)		689,118
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[2,3] Vanguard Market
Liquidity Fund, 0.864%	6,269	627

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
4 United States
Treasury Bill,
0.612%, 7/20/17	100	100
Total Temporary Cash Investments
(Cost $727)		727
Total Investments (99.8%)
(Cost $613,155)		689,845

		Amount
		($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard		46
Receivables for Investment Securities Sold		138
Receivables for Accrued Income		1,779
Total Other Assets		1,963

Amount
($000)
Liabilities
Payables for Investment Securities
Purchased	(167)
Collateral for Securities on Loan	(139)
Payables to Vanguard	(155)
Other Liabilities	(11)
Total Liabilities	(472)
Net Assets (100%)	691,336

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	622,341
Undistributed Net Investment Income	2,352
Accumulated Net Realized Losses	(10,108)
Unrealized Appreciation (Depreciation)
Investment Securities	76,690
Futures Contracts	61
Net Assets	691,336

ETF Shares—Net Assets
Applicable to 6,725,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	685,597
Net Asset Value Per Share—
ETF Shares	$101.95

Institutional Shares—Net Assets
Applicable to 25,666 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,739
Net Asset Value Per Share—
Institutional Shares	$223.59

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $121,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.
2 Includes $139,000 of collateral received for securities on loan.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

12

S&P 500 Value Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	7,090
Interest[1]	3
Securities Lending—Net	11
Total Income	7,104
Expenses
The Vanguard Group—Note B
Investment Advisory Services	42
Management and Administrative—ETF Shares	343
Management and Administrative—Institutional Shares	1
Marketing and Distribution—ETF Shares	19
Marketing and Distribution—Institutional Shares	—
Custodian Fees	19
Shareholders’ Reports—ETF Shares	8
Shareholders’ Reports—Institutional Shares	—
Total Expenses	432
Net Investment Income	6,672
Realized Net Gain (Loss)
Investment Securities Sold[1]	19,572
Futures Contracts	138
Realized Net Gain (Loss)	19,710
Change in Unrealized Appreciation (Depreciation)
Investment Securities	36,926
Futures Contracts	58
Change in Unrealized Appreciation (Depreciation)	36,984
Net Increase (Decrease) in Net Assets Resulting from Operations	63,366
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $3,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

13

S&P 500 Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,672	9,552
Realized Net Gain (Loss)	19,710	3,069
Change in Unrealized Appreciation (Depreciation)	36,984	35,972
Net Increase (Decrease) in Net Assets Resulting from Operations	63,366	48,593
Distributions
Net Investment Income
ETF Shares	(6,706)	(8,238)
Institutional Shares	(69)	(245)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(6,775)	(8,483)
Capital Share Transactions
ETF Shares	141,878	173,732
Institutional Shares	(1,405)	(4,966)
Net Increase (Decrease) from Capital Share Transactions	140,473	168,766
Total Increase (Decrease)	197,064	208,876
Net Assets
Beginning of Period	494,272	285,396
End of Period[1]	691,336	494,272

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,352,000 and $2,455,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

S&P 500 Value Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$92.41	$83.75	$88.54	$73.72	$61.42	$53.59
Investment Operations
Net Investment Income	1.072	2.125	1.932	1.702	1.584	1.329
Net Realized and Unrealized Gain (Loss)
on Investments	9.652	8.605	(4.838)	14.824	12.242	7.734
Total from Investment Operations	10.724	10.730	(2.906)	16.526	13.826	9.063
Distributions
Dividends from Net Investment Income	(1.184)	(2.070)	(1.884)	(1.706)	(1.526)	(1.233)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.184)	(2.070)	(1.884)	(1.706)	(1.526)	(1.233)
Net Asset Value, End of Period	$101.95	$92.41	$83.75	$88.54	$73.72	$61.42

Total Return	11.71%	13.03%	-3.41%	22.64%	22.79%	17.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$686	$487	$274	$204	$118	$52
Ratio of Total Expenses to
Average Net Assets	0.16%	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.40%	2.64%	2.37%	2.31%	2.45%	2.43%
Portfolio Turnover Rate[1]	20%	22%	23%	25%	25%	20%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

S&P 500 Value Index Fund

Financial Highlights

Institutional Shares
	Six Months	Year	March 3,
	Ended	Ended	2015[1] to
	February 28,	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$202.64	$183.75	$199.34
Investment Operations
Net Investment Income	2.426	4.765	2.352
Net Realized and Unrealized Gain (Loss) on Investments	21.182	18.875	(15.830)
Total from Investment Operations	23.608	23.640	(13.478)
Distributions
Dividends from Net Investment Income	(2.658)	(4.750)	(2.112)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(2.658)	(4.750)	(2.112)
Net Asset Value, End of Period	$223.59	$202.64	$183.75

Total Return	11.76%	13.09%	-6.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6	$7	$11
Ratio of Total Expenses to Average Net Assets	0.07%	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	2.49%	2.71%	2.44%[2]
Portfolio Turnover Rate [3]	20%	22%	23%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

S&P 500 Value Index Fund

Notes to Financial Statements

Vanguard S&P 500 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

17

S&P 500 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

18

S&P 500 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017, the fund had contributed to Vanguard capital in the amount of $46,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	689,118	—	—
Temporary Cash Investments	627	100	—
Futures Contracts—Liabilities[1]	(4)	—	—
Total	689,741	100	—
1 Represents variation margin on the last day of the reporting period.

19

S&P 500 Value Index Fund

D. At February 28, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2017	16	1,890	61

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $21,736,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $8,079,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $613,155,000. Net unrealized appreciation of investment securities for tax purposes was $76,690,000, consisting of unrealized gains of $85,092,000 on securities that had risen in value since their purchase and $8,402,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2017, the fund purchased $325,197,000 of investment securities and sold $185,790,000 of investment securities, other than temporary cash investments. Purchases and sales include $226,829,000 and $91,420,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the period ended February 28, 2017, such purchases and sales were $39,296,000 and $13,076,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

20

S&P 500 Value Index Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2017		August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	234,113	2,400	215,592	2,500
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(92,235)	(950)	(41,860)	(500)
Net Increase (Decrease)—ETF Shares	141,878	1,450	173,732	2,000
Institutional Shares
Issued	1,526	7	39	—
Issued in Lieu of Cash Distributions	69	—	245	1
Redeemed	(3,000)	(15)	(5,250)	(28)
Net Increase (Decrease)—Institutional Shares	(1,405)	(8)	(4,966)	(27)

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

21

S&P 500 Growth Index Fund

Fund Profile
As of February 28, 2017

Portfolio Characteristics
			DJ
			U.S.
		S&P 500	Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	322	319	3,807
Median Market Cap	$93.9B	$93.9B	$57.6B
Price/Earnings Ratio	25.3x	25.3x	24.8x
Price/Book Ratio	5.3x	5.3x	3.0x
Return on Equity	21.3%	20.9%	16.4%
Earnings Growth Rate	9.9%	10.5%	7.6%
Dividend Yield	1.7%	1.7%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	21%	—	—
Ticker Symbol	VOOG	—	—
Expense Ratio[1]	0.15%	—	—
30-Day SEC Yield	1.59%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P 500	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 16.7%		16.7%	12.4%
Consumer Staples	7.5	7.5	8.4
Energy	2.6	2.6	6.2
Financials	4.2	4.1	15.3
Health Care	15.5	15.6	13.4
Industrials	11.5	11.5	10.8
Information Technology 34.0		34.0	20.7
Materials	2.3	2.3	3.4
Real Estate	3.8	3.8	4.1
Telecommunication
Services	1.1	1.1	2.1
Utilities	0.8	0.8	3.2

Volatility Measures
		DJ
	S&P 500	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	1.00	0.91
Beta	1.00	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	6.7%
Microsoft Corp.	Systems Software	4.6
Alphabet Inc.	Internet Software &
	Services	4.5
Amazon.com Inc.	Internet & Direct
	Marketing Retail	3.1
Facebook Inc.	Internet Software &
	Services	2.9
Johnson & Johnson	Pharmaceuticals	1.9
Comcast Corp.	Cable & Satellite	1.6
Home Depot Inc.	Home Improvement
	Retail	1.6
Visa Inc.	Data Processing &
	Outsourced Services	1.5
UnitedHealth Group Inc.	Managed Health
	Care	1.4
Top Ten		29.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 23, 2016, and represents estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratio was 0.16%.

22

S&P 500 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2017

Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		6.81%	14.39%	14.86%
Net Asset Value		6.74	14.38	14.84

See Financial Highlights for dividend and capital gains information.

23

S&P 500 Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (16.7%)
*	Amazon.com Inc.	50,343	42,542
	Comcast Corp. Class A	608,616	22,774
	Home Depot Inc.	155,495	22,533
	Walt Disney Co.	110,267	12,139
*	Priceline Group Inc.	6,299	10,860
	Starbucks Corp.	185,778	10,565
	Time Warner Inc.	98,433	9,667
*	Charter Communications
	Inc. Class A	27,670	8,939
	McDonald’s Corp.	65,703	8,387
*	Netflix Inc.	54,780	7,786
	TJX Cos. Inc.	83,214	6,528
	NIKE Inc. Class B	97,103	5,550
	Lowe’s Cos. Inc.	70,972	5,278
	Marriott International Inc.
	Class A	40,833	3,552
	Ross Stores Inc.	50,514	3,464
	CBS Corp. Class B	49,976	3,295
*	O’Reilly Automotive Inc.	12,058	3,276
	Yum! Brands Inc.	44,441	2,903
*	AutoZone Inc.	3,690	2,718
	Dollar General Corp.	32,402	2,366
*	Dollar Tree Inc.	30,061	2,305
*	Ulta Beauty Inc.	7,488	2,048
	Twenty-First Century Fox Inc.
	Class A	64,857	1,941
	Newell Brands Inc.	37,880	1,857
	Omnicom Group Inc.	21,679	1,845
	Expedia Inc.	15,363	1,829
	Advance Auto Parts Inc.	9,399	1,472
	Hasbro Inc.	14,304	1,386
	Harley-Davidson Inc.	22,524	1,270
*	LKQ Corp.	39,167	1,237
	Darden Restaurants Inc.	15,694	1,172
	Royal Caribbean Cruises Ltd.	10,937	1,051
	Harman International
	Industries Inc.	8,839	987

	Scripps Networks
	Interactive Inc. Class A	12,059	974
	Wynn Resorts Ltd.	10,130	974
	Twenty-First Century Fox Inc.	29,854	876
*	Mohawk Industries Inc.	3,845	870
*	Chipotle Mexican Grill Inc.
	Class A	2,037	853
	Foot Locker Inc.	10,520	796
*	Discovery Communications
	Inc.	28,107	789
	Wyndham Worldwide Corp.	9,253	770
	L Brands Inc.	14,627	770
*	Michael Kors Holdings Ltd.	20,823	760
	Garmin Ltd.	14,674	757
*	CarMax Inc.	10,968	708
	Tractor Supply Co.	9,646	684
	Coach Inc.	17,894	682
	Interpublic Group of Cos. Inc.	27,897	672
	Mattel Inc.	24,887	640
	Tiffany & Co.	6,868	631
	Best Buy Co. Inc.	13,941	615
*	Discovery Communications
	Inc. Class A	19,373	557
	Hanesbrands Inc.	25,423	509
	Leggett & Platt Inc.	10,222	503
*	Under Armour Inc. Class A	23,394	482
*	Under Armour Inc.	23,545	437
*	TripAdvisor Inc.	8,558	355
*	Urban Outfitters Inc.	11,098	289
			232,475
Consumer Staples (7.4%)
	Altria Group Inc.	248,946	18,651
	Procter & Gamble Co.	167,376	15,243
	Philip Morris International
	Inc.	108,914	11,910
	PepsiCo Inc.	102,519	11,316
	Coca-Cola Co.	252,696	10,603
	Reynolds American Inc.	105,559	6,499
	Colgate-Palmolive Co.	63,537	4,637

24

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Constellation Brands Inc.
	Class A	22,667	3,600
	Kimberly-Clark Corp.	23,755	3,149
	General Mills Inc.	41,526	2,507
	Hershey Co.	17,769	1,925
	Sysco Corp.	34,004	1,793
	Estee Lauder Cos. Inc.
	Class A	16,622	1,377
	Dr Pepper Snapple Group Inc.	14,208	1,328
*	Monster Beverage Corp.	31,307	1,297
	Kellogg Co.	17,402	1,289
	Clorox Co.	9,141	1,250
	Mead Johnson Nutrition Co.	12,708	1,116
	Church & Dwight Co. Inc.	21,590	1,076
	McCormick & Co. Inc.	9,369	922
	Campbell Soup Co.	15,226	904
	Brown-Forman Corp. Class B	14,070	686
	Coty Inc. Class A	25,716	483
			103,561
Energy (2.6%)
	Schlumberger Ltd.	79,835	6,416
	Pioneer Natural Resources
	Co.	21,617	4,020
	EOG Resources Inc.	38,264	3,711
	Halliburton Co.	64,000	3,421
	Occidental Petroleum Corp.	41,832	2,742
	Anadarko Petroleum Corp.	35,538	2,298
	Apache Corp.	30,998	1,630
	Devon Energy Corp.	36,634	1,588
	Baker Hughes Inc.	23,191	1,398
*	Concho Resources Inc.	10,065	1,333
	Williams Cos. Inc.	46,791	1,326
	ONEOK Inc.	18,790	1,016
	Cimarex Energy Co.	6,781	853
	Noble Energy Inc.	22,946	836
	EQT Corp.	13,181	789
	Cabot Oil & Gas Corp.	28,405	622
*	Newfield Exploration Co.	16,797	612
	Murphy Oil Corp.	20,662	585
*	Southwestern Energy Co.	34,478	259
	Range Resources Corp.	8,945	247
*	Chesapeake Energy Corp.	43,505	237
	Enbridge Inc.	1,352	57
			35,996
Financials (4.1%)
	US Bancorp	114,085	6,275
	Charles Schwab Corp.	153,989	6,223
	Marsh & McLennan Cos.
	Inc.	65,775	4,833
	Intercontinental Exchange
	Inc.	75,906	4,337
	S&P Global Inc.	33,069	4,281
	Aon plc	33,552	3,880
	American Express Co.	47,106	3,771

	Discover Financial Services	50,344	3,581
	CME Group Inc.	27,290	3,315
	BlackRock Inc.	7,619	2,952
	Moody’s Corp.	21,208	2,362
	Northern Trust Corp.	17,351	1,516
	T. Rowe Price Group Inc.	20,158	1,435
	Arthur J Gallagher & Co.	22,714	1,294
	Ameriprise Financial Inc.	9,649	1,269
	KeyCorp	67,521	1,267
*	E*TRADE Financial Corp.	34,858	1,203
	Citizens Financial Group Inc.	24,606	920
	Comerica Inc.	12,065	860
	Cincinnati Financial Corp.	10,751	784
	CBOE Holdings Inc.	6,932	541
	Nasdaq Inc.	6,713	477
			57,376
Health Care (15.4%)
	Johnson & Johnson	212,134	25,925
	UnitedHealth Group Inc.	121,465	20,088
	Pfizer Inc.	434,742	14,833
	Merck & Co. Inc.	218,203	14,373
	AbbVie Inc.	207,377	12,824
*	Celgene Corp.	98,953	12,222
	Gilead Sciences Inc.	168,169	11,853
	Amgen Inc.	52,182	9,212
*	Biogen Inc.	27,773	8,015
	Bristol-Myers Squibb Co.	117,273	6,651
	Aetna Inc.	44,792	5,767
	Stryker Corp.	39,664	5,099
	Becton Dickinson and Co.	27,061	4,954
	Thermo Fisher Scientific Inc.	30,749	4,848
	Eli Lilly & Co.	54,563	4,518
*	Boston Scientific Corp.	173,488	4,259
	Humana Inc.	19,020	4,018
*	Alexion Pharmaceuticals Inc.	28,567	3,749
*	Intuitive Surgical Inc.	4,946	3,645
*	Regeneron Pharmaceuticals
	Inc.	9,650	3,604
	Danaher Corp.	41,240	3,528
	Zoetis Inc.	62,954	3,356
*	Edwards Lifesciences Corp.	27,226	2,560
	CR Bard Inc.	9,385	2,302
	Incyte Corp.	17,252	2,296
*	Illumina Inc.	12,997	2,176
*	Cerner Corp.	38,499	2,119
	Zimmer Biomet Holdings Inc.	16,364	1,916
*	IDEXX Laboratories Inc.	11,402	1,653
*	HCA Holdings Inc.	18,943	1,653
*	Vertex Pharmaceuticals Inc.	17,984	1,630
*	Mettler-Toledo International
	Inc.	3,345	1,593
	Agilent Technologies Inc.	26,915	1,381
	Quest Diagnostics Inc.	10,959	1,068
*	Waters Corp.	6,816	1,056

25

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
*	Laboratory Corp. of
	America Holdings	7,184	1,022
*	Varian Medical Systems Inc.	11,819	991
	Cooper Cos. Inc.	4,480	892
*	Hologic Inc.	21,504	873
	Universal Health Services
	Inc. Class B	5,183	651
*	Envision Healthcare Corp.	6,269	439
*	Varex Imaging Corp.	30	1
			215,613
Industrials (11.5%)
	General Electric Co.	530,730	15,821
	3M Co.	52,310	9,748
	United Parcel Service Inc.
	Class B	87,966	9,303
	Boeing Co.	49,088	8,847
	Lockheed Martin Corp.	32,162	8,574
	Union Pacific Corp.	72,568	7,833
	Honeywell International Inc.	57,511	7,160
	General Dynamics Corp.	36,522	6,932
	FedEx Corp.	31,180	6,017
	Northrop Grumman Corp.	22,500	5,560
	Illinois Tool Works Inc.	40,324	5,323
	Southwest Airlines Co.	78,448	4,534
	Raytheon Co.	25,114	3,871
	Waste Management Inc.	51,889	3,804
	Caterpillar Inc.	38,835	3,754
	CSX Corp.	75,324	3,658
	Cummins Inc.	19,680	2,922
*	United Continental Holdings
	Inc.	36,856	2,731
	Ingersoll-Rand plc	32,976	2,617
	Rockwell Automation Inc.	16,335	2,468
	Emerson Electric Co.	37,690	2,265
	Fortive Corp.	38,396	2,214
	Equifax Inc.	15,253	2,000
	Deere & Co.	18,073	1,979
	Fastenal Co.	36,894	1,846
	Republic Services Inc.
	Class A	29,477	1,826
	Parker-Hannifin Corp.	11,554	1,789
	WW Grainger Inc.	7,001	1,736
*	Verisk Analytics Inc. Class A	19,861	1,647
	TransDigm Group Inc.	6,402	1,627
	PACCAR Inc.	23,247	1,553
	Roper Technologies Inc.	7,202	1,507
*	United Rentals Inc.	10,751	1,376
	Cintas Corp.	10,956	1,293
	Acuity Brands Inc.	5,630	1,190
	Stanley Black & Decker Inc.	9,350	1,189
	Xylem Inc.	22,900	1,102
	JB Hunt Transport Services
	Inc.	11,170	1,097
	Nielsen Holdings plc	23,624	1,048
	Rockwell Collins Inc.	10,551	1,009

	Alaska Air Group Inc.	10,131	991
	Masco Corp.	26,198	885
	Expeditors International of
	Washington Inc.	14,460	815
	Fortune Brands Home &
	Security Inc.	14,028	811
	L3 Technologies Inc.	4,441	748
	CH Robinson Worldwide Inc.	9,021	725
*	Quanta Services Inc.	19,301	720
	Snap-on Inc.	3,962	672
	Allegion plc	7,861	571
	Dun & Bradstreet Corp.	4,664	492
			160,200
Information Technology (33.9%)
	Apple Inc.	680,653	93,243
	Microsoft Corp.	992,498	63,500
*	Facebook Inc. Class A	298,799	40,499
*	Alphabet Inc. Class A	37,795	31,934
*	Alphabet Inc. Class C	37,883	31,186
	Visa Inc. Class A	238,391	20,964
	Mastercard Inc. Class A	121,501	13,421
	International Business
	Machines Corp.	62,989	11,327
	Broadcom Ltd.	50,718	10,698
	QUALCOMM Inc.	188,520	10,648
	Intel Corp.	290,862	10,529
	Texas Instruments Inc.	127,612	9,778
	Accenture plc Class A	79,181	9,700
	Oracle Corp.	222,299	9,468
*	Adobe Systems Inc.	63,470	7,511
	NVIDIA Corp.	68,802	6,982
*	salesforce.com Inc.	81,484	6,629
*	PayPal Holdings Inc.	143,243	6,016
	Automatic Data Processing
	Inc.	57,600	5,911
	Applied Materials Inc.	137,973	4,997
	Activision Blizzard Inc.	87,114	3,931
	Intuit Inc.	31,125	3,904
	Fidelity National Information
	Services Inc.	41,851	3,443
	Corning Inc.	121,421	3,352
*	Electronic Arts Inc.	38,456	3,326
*	Cognizant Technology
	Solutions Corp. Class A	54,486	3,229
	Analog Devices Inc.	39,276	3,218
*	Fiserv Inc.	27,654	3,191
	Amphenol Corp. Class A	39,310	2,721
	Paychex Inc.	40,998	2,518
	Lam Research Corp.	20,764	2,461
	Skyworks Solutions Inc.	23,687	2,246
	Microchip Technology Inc.	27,526	1,996
	Linear Technology Corp.	30,634	1,978
*	Red Hat Inc.	22,881	1,895
	KLA-Tencor Corp.	19,954	1,798
*	eBay Inc.	51,557	1,748

26

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Harris Corp.	15,864	1,743
	TE Connectivity Ltd.	22,595	1,683
	Motorola Solutions Inc.	21,185	1,673
*	Citrix Systems Inc.	19,880	1,570
	Global Payments Inc.	19,573	1,560
*	Autodesk Inc.	16,462	1,421
*	Akamai Technologies Inc.	22,067	1,381
	Xilinx Inc.	20,888	1,229
*	F5 Networks Inc.	8,285	1,187
	Total System Services Inc.	21,059	1,147
	Symantec Corp.	38,954	1,113
	Alliance Data Systems Corp.	4,449	1,081
*	VeriSign Inc.	11,577	955
	NetApp Inc.	21,794	912
	Western Union Co.	40,012	786
	Juniper Networks Inc.	27,470	769
	FLIR Systems Inc.	12,097	444
	CSRA Inc.	8,899	265
			472,815
Materials (2.3%)
	EI du Pont de Nemours
	& Co.	55,485	4,358
	Monsanto Co.	37,430	4,261
	Praxair Inc.	20,335	2,414
	Newmont Mining Corp.	67,662	2,317
	Ecolab Inc.	18,367	2,277
	Air Products & Chemicals
	Inc.	15,816	2,222
	Sherwin-Williams Co.	7,159	2,209
	Vulcan Materials Co.	16,841	2,031
	PPG Industries Inc.	17,872	1,830
	Martin Marietta Materials
	Inc.	8,085	1,746
	Nucor Corp.	23,944	1,498
	Albemarle Corp.	14,335	1,455
*	Freeport-McMoRan Inc.	102,990	1,380
	International Flavors &
	Fragrances Inc.	5,918	744
	FMC Corp.	11,276	650
	Sealed Air Corp.	13,047	606
	Avery Dennison Corp.	6,110	493
			32,491
Real Estate (3.8%)
	American Tower Corporation	54,338	6,238
	Simon Property Group Inc.	26,460	4,879
	Prologis Inc.	67,353	3,438
	Equinix Inc.	9,112	3,427
	Welltower Inc.	46,217	3,253
	AvalonBay Communities Inc.	17,507	3,218
	Public Storage	12,461	2,834
	Crown Castle International
	Corp.	30,129	2,818
	Digital Realty Trust Inc.	20,289	2,191
	Equity Residential	31,462	1,984

*	GGP Inc.	74,537	1,853
	Boston Properties Inc.	12,744	1,772
	Host Hotels & Resorts Inc.	94,326	1,697
	Ventas Inc.	25,632	1,667
	Kimco Realty Corp.	54,152	1,313
	Extra Space Storage Inc.	16,047	1,271
	Realty Income Corp.	20,481	1,255
	UDR Inc.	34,057	1,243
	Vornado Realty Trust	10,950	1,203
	Essex Property Trust Inc.	4,470	1,049
	Apartment Investment &
	Management Co.	19,843	923
	Mid-America Apartment
	Communities Inc.	8,871	911
	Federal Realty Investment
	Trust	5,756	810
	Iron Mountain Inc.	17,681	643
*	CBRE Group Inc. Class A	17,137	611
			52,501
Telecommunication Services (1.1%)
	Verizon Communications
	Inc.	276,093	13,702
*	Level 3 Communications
	Inc.	20,729	1,187
			14,889
Utilities (0.8%)
	NextEra Energy Inc.	29,227	3,829
	Dominion Resources Inc.	37,602	2,920
	American Water Works Co.
	Inc.	22,722	1,772
	WEC Energy Group Inc.	20,927	1,261
	CenterPoint Energy Inc.	31,886	871
	Alliant Energy Corp.	13,431	530
			11,183
Total Common Stocks
(Cost $1,152,591)			1,389,100
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
2	Vanguard Market
	Liquidity Fund, 0.864%	40,987	4,099

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
3	United States
	Treasury Bill,
	0.564%, 5/4/17	200	200
Total Temporary Cash Investments
(Cost $4,299)			4,299
Total Investments (99.9%)
(Cost $1,156,890)			1,393,399

27

S&P 500 Growth Index Fund

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	91
Receivables for Investment Securities Sold 3,538
Receivables for Accrued Income	2,221
Receivables for Capital Shares Issued	3
Other Assets [3]	41
Total Other Assets	5,894
Liabilities
Payables for Investment Securities
Purchased	(4,459)
Payables to Vanguard	(290)
Other Liabilities	(21)
Total Liabilities	(4,770)
Net Assets (100%)	1,394,523

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,184,145
Undistributed Net Investment Income	2,453
Accumulated Net Realized Losses	(28,686)
Unrealized Appreciation (Depreciation)
Investment Securities	236,509
Futures Contracts	102
Net Assets	1,394,523

ETF Shares—Net Assets
Applicable to 11,925,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,394,523
Net Asset Value Per Share—
ETF Shares	$116.94

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Securities with a value of $200,000 and cash of $37,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

28

S&P 500 Growth Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	9,611
Interest[1]	8
Securities Lending—Net	22
Total Income	9,641
Expenses
The Vanguard Group—Note B
Investment Advisory Services	83
Management and Administrative	727
Marketing and Distribution	43
Custodian Fees	17
Shareholders’ Reports	24
Total Expenses	894
Net Investment Income	8,747
Realized Net Gain (Loss)
Investment Securities Sold[1]	(2,978)
Futures Contracts	263
Realized Net Gain (Loss)	(2,715)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	91,182
Futures Contracts	82
Change in Unrealized Appreciation (Depreciation)	91,264
Net Increase (Decrease) in Net Assets Resulting from Operations	97,296

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $7,000 and $1,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

29

S&P 500 Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,747	12,234
Realized Net Gain (Loss)	(2,715)	(12,411)
Change in Unrealized Appreciation (Depreciation)	91,264	90,333
Net Increase (Decrease) in Net Assets Resulting from Operations	97,296	90,156
Distributions
Net Investment Income	(9,314)	(10,749)
Realized Capital Gain	—	—
Total Distributions	(9,314)	(10,749)
Capital Share Transactions
Issued	286,169	409,258
Issued in Lieu of Cash Distributions	—	—
Redeemed	(10,824)	(27,919)
Net Increase (Decrease) from Capital Share Transactions	275,345	381,339
Total Increase (Decrease)	363,327	460,746
Net Assets
Beginning of Period	1,031,196	570,450
End of Period[1]	1,394,523	1,031,196

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,453,000 and $3,020,000.

See accompanying Notes, which are an integral part of the Financial Statements.

30

S&P 500 Growth Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$109.12	$99.21	$96.99	$77.29	$68.43	$58.81
Investment Operations
Net Investment Income	.798	1.565	1.523	1.257	1.291	1.135
Net Realized and Unrealized Gain (Loss)
on Investments	7.934	9.857	2.193	19.715	8.848	9.543
Total from Investment Operations	8.732	11.422	3.716	20.972	10.139	10.678
Distributions
Dividends from Net Investment Income	(.912)	(1.512)	(1.496)	(1.272)	(1.279)	(1.058)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.912)	(1.512)	(1.496)	(1.272)	(1.279)	(1.058)
Net Asset Value, End of Period	$116.94	$109.12	$99.21	$96.99	$77.29	$68.43

Total Return	8.06%	11.62%	3.80%	27.33%	15.00%	18.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,395	$1,031	$570	$325	$147	$96
Ratio of Total Expenses to
Average Net Assets	0.16%	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.55%	1.59%	1.62%	1.56%	1.81%	1.82%
Portfolio Turnover Rate[1]	21%	20%	21%	23%	24%	22%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

S&P 500 Growth Index Fund

Notes to Financial Statements

Vanguard S&P 500 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares as of February 28, 2017.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

32

S&P 500 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These

33

S&P 500 Growth Index Fund

costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017, the fund had contributed to Vanguard capital in the amount of $91,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,389,100	—	—
Temporary Cash Investments	4,099	200	—
Futures Contracts—Liabilities[1]	(16)	—	—
Total	1,393,183	200	—
1 Represents variation margin on the last day of the reporting period.

D. At February 28, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2017	34	4,017	102

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

34

S&P 500 Growth Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $4,471,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $21,480,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $1,156,890,000. Net unrealized appreciation of investment securities for tax purposes was $236,509,000, consisting of unrealized gains of $245,047,000 on securities that had risen in value since their purchase and $8,538,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2017, the fund purchased $508,228,000 of investment securities and sold $235,378,000 of investment securities, other than temporary cash investments. Purchases and sales include $275,114,000 and $10,541,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the period ended February 28, 2017, such purchases and sales were $80,109,000 and $21,244,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

G. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	February 28, 2017	August 31, 2016
	Shares	Shares
	(000)	(000)
ETF Shares
Issued	2,575	3,975
Issued in Lieu of Cash Distributions	—	—
Redeemed	(100)	(275)
Net Increase (Decrease) in Shares Outstanding	2,475	3,700

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

35

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

36

Six Months Ended February 28, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2016	2/28/2017	Period
Based on Actual Fund Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,117.12	$0.84
Institutional Shares	1,000.00	1,117.63	0.37
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$1,080.61	$0.83
Based on Hypothetical 5% Yearly Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,024.00	$0.80
Institutional Shares	1,000.00	1,024.45	0.35
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$1,024.00	$0.80

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P 500 Value Index Fund, 0.16% for ETF Shares and 0.07% for Institutional Shares; and for the S&P 500 Growth Index Fund, 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month peiod, then divided by the number of days in the most recent 12-month period (181/365).

37

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

38

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

39

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017),

Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The index is a product of S&P Dow Jones Indices LLC
Direct Investor Account Services > 800-662-2739	(“SPDJI”), and has been licensed for use by Vanguard.
Standard & Poor’s® and S&P® are registered
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and S&P 500® are trademarks of S&P; and these
This material may be used in conjunction	trademarks have been licensed for use by SPDJI and
with the offering of shares of any Vanguard	sublicensed for certain purposes by Vanguard.
fund only if preceded or accompanied by	Vanguard product(s) are not sponsored, endorsed, sold
or promoted by SPDJI, Dow Jones, S&P, or their
the fund’s current prospectus.	respective affiliates and none of such parties make any
All comparative mutual fund data are from Lipper, a	representation regarding the advisability of investing in
Thomson Reuters Company, or Morningstar, Inc., unless	such product(s) nor do they have any liability for any
otherwise noted.	errors, omissions, or interruptions of the index.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18402 042017

Semiannual Report | February 28, 2017

Vanguard S&P Small-Cap 600 Index Funds

Vanguard S&P Small-Cap 600 Index Fund

Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard S&P Small-Cap 600 Growth Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
S&P Small-Cap 600 Index Fund.	6
S&P Small-Cap 600 Value Index Fund.	26
S&P Small-Cap 600 Growth Index Fund.	44
About Your Fund’s Expenses.	58
Glossary.	60

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Small-capitalization value stocks generally outperformed their growth counterparts for the six months ended February 28, 2017. The performance of the Vanguard S&P Small-Cap 600 Index Funds mirrored this trend.

• Results ranged from about 14% for the Value Index Fund to about 12% for the Growth Index Fund. Vanguard S&P Small-Cap 600 Index Fund, which includes both value and growth stocks, returned about 13%.

• All three funds closely tracked their target indexes. The Small-Cap 600 Index Fund and the Growth Index Fund exceeded the average returns of their peers; the Value Index Fund’s result was nearly identical to its peer average.

• All three funds recorded positive returns across a spectrum of sectors. The only negative performers were consumer staples stocks in the Small-Cap 600 Index Fund and the Growth Index Fund.

• Financials was the top contributor for the Small-Cap 600 Index Fund and the Growth Index Fund. Industrials paced the Value Index Fund.

Total Returns: Six Months Ended February 28, 2017
Total
Returns
Vanguard S&P Small-Cap 600 Index Fund
ETF Shares
Market Price	13.14%
Net Asset Value	13.15
Institutional Shares	13.18
S&P SmallCap 600 Index	13.18
Small-Cap Core Funds Average	12.04
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Small-Cap 600 Value Index Fund
ETF Shares
Market Price	13.77%
Net Asset Value	13.81
Institutional Shares	13.88
S&P SmallCap 600 Value Index	13.91
Small-Cap Value Funds Average	13.77
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total
Returns
Vanguard S&P Small-Cap 600 Growth Index Fund
ETF Shares
Market Price	12.22
Net Asset Value	12.27
S&P SmallCap 600 Growth Index	12.35
Small-Cap Growth Funds Average	8.61

Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P Small-Cap 600 Index Fund	0.15%	0.08%	1.24%
S&P Small-Cap 600 Value Index Fund	0.20	0.08	1.32
S&P Small-Cap 600 Growth Index Fund	0.20	—	1.34

The fund expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were: for the S&P Small-Cap 600 Index Fund, 0.16% for ETF Shares and 0.08% for Institutional Shares; for the S&P Small-Cap 600 Value Index Fund, 0.21% for ETF Shares and 0.09% for Institutional Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.21% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the S&P Small-Cap 600 Index Fund, Small-Cap Core Funds; for the S&P Small-Cap 600 Value Index Fund, Small-Cap Value Funds; and for the S&P Small-Cap 600 Growth Index Fund, Small-Cap Growth Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

More than a decade ago, a Vanguard client asked us to help improve its defined contribution retirement plan. New hires were participating in the plan at lower rates than in previous years, and the client wanted to reverse this trend. Another priority was to help more participants invest their retirement savings in balanced portfolios.

The overall goal of this longtime client: Give employees a better chance to achieve financial security in retirement.

Today, that plan automatically enrolls employees at a 5% contribution rate, puts them in a low-cost target-date fund that takes on less risk as they near retirement, and offers a comprehensive suite of advice services. On top of that, employees get an employer contribution of 5% and are eligible for a company match.

Because of this combination of attractive features and generous employer contributions, nearly all new hires now participate in the plan, 81% of plan participants invest their retirement savings in balanced portfolios, and 87% of participants meet or exceed Vanguard’s recommended total retirement savings target. (Vanguard generally recommends that retirement investors save 12%–15% of pay, including company matches.)

Changing the retirement landscape

Am I singling out an isolated Vanguard success story? Absolutely not.

Stories like these are becoming increasingly common with employer-based retirement plans, particularly among large and midsize companies. Solutions such as automatic enrollment, automatic contribution increases, and default investment in target-date funds are having a positive effect.

Insights from the relatively new discipline of behavioral finance have contributed to the advances. Simply put, retirement plans are making natural human inertia work for future retirees, rather than against them, by putting savings on autopilot as much as possible.

More than 60% of Vanguard participants are in plans with automatic enrollment, which has led to a big jump in participation. Today, more than four-fifths of eligible employees are saving for retirement, compared with only two-thirds ten years ago.

In addition, many plans have adopted automatic-escalation features, which increase plan contributions at regular intervals until a maximum level is reached or an employee opts out. Automatic increases are a crucial tool for boosting retirement savings rates.

The growing use of target-date funds is another enormous benefit. More than 70% of all participants in Vanguard plans invest at least part of their retirement savings in

Market Barometer
			Total Returns
		Periods Ended February 28, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.10%	25.53%	13.94%
Russell 2000 Index (Small-caps)	12.61	36.11	12.89
Russell 3000 Index (Broad U.S. market)	10.29	26.29	13.85
FTSE All-World ex US Index (International)	5.40	19.87	4.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.19%	1.42%	2.24%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.80	0.25	3.07
Citigroup Three-Month U.S. Treasury Bill Index	0.19	0.32	0.10

CPI
Consumer Price Index	1.14%	2.74%	1.36%

these age-appropriate, diversified strategies. And nearly 50% of Vanguard participants are invested solely in a single target-date fund.

Consider a do-it-yourself autopilot

But what if you don’t have access to a world-class, employer-based retirement plan? Unfortunately, not everyone does, which is an important policy issue.

However, you can still put the features of these plans to work. For example, you can set up automatic contributions from your paycheck to an IRA. And you can adopt your own automatic escalation by investing any pay raises.

You can also take a page from top-quality retirement plans by considering a low-cost, globally diversified target-date fund. The beauty of this approach is that you don’t need to remember to rebalance your portfolio—the fund does it for you.

Of course, you can take a more active role in picking your own investments, and this can be a good choice for some. But keep in mind the lessons from successful employer-based plans: Busy workers, faced with a lot of competing priorities, are often best served by putting their retirement savings on autopilot.

Winning by default

In highlighting some recent successes in retirement savings, I don’t want to minimize the challenges we still face. We’re living in a slow-growth, uncertain world, and investment returns for both stocks and bonds could well be modest in the coming decade.

But I believe the innovations we’ve seen in the last ten years in many retirement plans—you might call it the “default revolution”—point the way toward a solution. And that even goes for people whose employers don’t have a world-class retirement plan.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

March 14, 2017

S&P Small-Cap 600 Index Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VIOO	VSMSX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.07%	1.12%

Portfolio Characteristics
			DJ
		S&P	U.S. Total
		SmallCap	Market
	Fund	600 Index	FA Index
Number of Stocks	602	601	3,807
Median Market Cap	$1.7B	$1.7B	$57.6B
Price/Earnings Ratio	29.3x	29.4x	24.8x
Price/Book Ratio	2.4x	2.4x	3.0x
Return on Equity	11.0%	11.0%	16.4%
Earnings Growth Rate	9.3%	9.2%	7.6%
Dividend Yield	1.2%	1.2%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	20%	—	—
Short-Term Reserves	-0.3%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P Market
		SmallCap	FA
	Fund	600 Index	Index
Consumer Discretionary	13.9%	13.9%	12.4%
Consumer Staples	2.8	2.7	8.4
Energy	3.2	3.2	6.2
Financials	18.3	18.3	15.3
Health Care	12.4	12.5	13.4
Industrials	18.7	18.7	10.8
Information Technology	15.2	15.2	20.7
Materials	5.7	5.7	3.4
Real Estate	6.3	6.3	4.1
Telecommunication
Services	0.9	0.9	2.1
Utilities	2.6	2.6	3.2

Volatility Measures
		DJ
	S&P	U.S. Total
	SmallCap	Market
	600 Index	FA Index
R-Squared	1.00	0.68
Beta	1.00	1.14

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Take-Two Interactive	Home Entertainment
Software Inc.	Software	0.8%
Coherent Inc.	Electronic Equipment
	& Instruments	0.6
Texas Capital
Bancshares Inc.	Regional Banks	0.6
Masimo Corp.	Health Care
	Equipment	0.5
Wintrust Financial Corp.	Regional Banks	0.5
PDC Energy Inc.	Oil & Gas Exploration
	& Production	0.5
Medicines Co.	Pharmaceuticals	0.5
US Silica Holdings Inc.	Oil & Gas Equipment
	& Services	0.5
United Bankshares Inc.	Regional Banks	0.5
GEO Group Inc.	Specialized REITs	0.5
Top Ten		5.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.16% for ETF Shares and 0.08% for Institutional Shares.

S&P Small-Cap 600 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2017

Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		26.59%	16.50%	16.87%
Net Asset Value		26.44	16.47	16.86
Institutional Shares	4/1/2011	26.52	16.55	12.88

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.

See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (13.9%)
*	LCI Industries	38,510	4,148
	Wolverine World Wide Inc.	154,299	3,884
*	Dorman Products Inc.	47,451	3,709
	Marriott Vacations
	Worldwide Corp.	38,000	3,569
	Lithia Motors Inc. Class A	36,617	3,503
*	Dave & Buster’s
	Entertainment Inc.	58,532	3,347
*	Five Below Inc.	85,835	3,309
*	Steven Madden Ltd.	85,464	3,192
	ILG Inc.	165,944	3,133
*	Cooper-Standard
	Holdings Inc.	27,609	3,092
	Monro Muffler Brake Inc.	50,517	2,905
	Children’s Place Inc.	28,210	2,858
*	Popeyes Louisiana
	Kitchen Inc.	32,542	2,571
*	Boyd Gaming Corp.	128,508	2,528
*	TopBuild Corp.	59,563	2,500
*	iRobot Corp.	42,581	2,431
	Group 1 Automotive Inc.	31,196	2,424
	Shutterfly Inc.	53,131	2,411
*	American Axle &
	Manufacturing
	Holdings Inc.	119,774	2,374
	Core-Mark Holding Co. Inc.	72,392	2,354
*	Ollie’s Bargain Outlet
	Holdings Inc.	74,534	2,337
	Nutrisystem Inc.	45,992	2,139
*	Meritage Homes Corp.	59,031	2,099
*	Gentherm Inc.	57,181	2,073
	La-Z-Boy Inc.	76,687	2,071
*	EW Scripps Co. Class A	89,006	2,050
	Caleres Inc.	67,967	2,030
*	Asbury Automotive
	Group Inc.	30,969	2,018
	Scholastic Corp.	42,312	1,907

*	Genesco Inc.	32,390	1,888
	MDC Holdings Inc.	64,595	1,886
^	RH	60,007	1,827
	Sonic Corp.	71,773	1,814
*	G-III Apparel Group Ltd.	68,763	1,769
	Tailored Brands Inc.	76,246	1,762
	Bob Evans Farms Inc.	30,943	1,755
*	Belmond Ltd. Class A	132,395	1,715
*	Select Comfort Corp.	70,493	1,656
*	Scientific Games Corp.
	Class A	79,688	1,646
	DineEquity Inc.	26,714	1,598
	Gannett Co. Inc.	182,814	1,594
*	Cavco Industries Inc.	13,289	1,585
*	Universal Electronics Inc.	22,908	1,574
	Standard Motor
	Products Inc.	31,573	1,515
	Callaway Golf Co.	147,477	1,491
^	Sturm Ruger & Co. Inc.	29,716	1,481
*	Installed Building
	Products Inc.	31,167	1,466
*	Express Inc.	123,008	1,383
	Capella Education Co.	18,015	1,371
	Winnebago Industries Inc.	41,529	1,370
	Oxford Industries Inc.	23,468	1,319
	Abercrombie & Fitch Co.	106,098	1,269
	New Media Investment
	Group Inc.	82,129	1,267
*	Strayer Education Inc.	16,336	1,267
	World Wrestling
	Entertainment Inc. Class A	60,333	1,266
	Guess? Inc.	96,559	1,226
*	Ascena Retail Group Inc.	265,503	1,221
*	Fox Factory Holding Corp.	45,066	1,208
	Wingstop Inc.	45,206	1,189
	Ethan Allen Interiors Inc.	39,891	1,147
*	BJ’s Restaurants Inc.	30,337	1,103
	Finish Line Inc. Class A	63,735	1,039
*	Hibbett Sports Inc.	35,205	1,039
^,*	Shake Shack Inc. Class A	28,205	1,011

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
*	Francesca’s Holdings Corp.	59,490	1,010
	Cato Corp. Class A	39,404	985
^	Fred’s Inc. Class A	55,121	977
	Marcus Corp.	29,677	926
*	Red Robin Gourmet
	Burgers Inc.	20,247	924
*	M/I Homes Inc.	38,739	914
*	Tile Shop Holdings Inc.	51,815	912
	Sonic Automotive Inc.
	Class A	41,253	895
*	MarineMax Inc.	38,756	872
^	Buckle Inc.	43,804	869
	Barnes & Noble Inc.	86,858	851
*	Career Education Corp.	100,940	841
*	Motorcar Parts of
	America Inc.	29,334	832
*	Fiesta Restaurant Group Inc.	41,893	832
	Superior Industries
	International Inc.	36,019	807
*	Vitamin Shoppe Inc.	37,296	794
*	Nautilus Inc.	48,847	786
	Ruth’s Hospitality Group Inc.	46,460	783
^,*	LGI Homes Inc.	26,830	778
*	Crocs Inc.	115,396	767
*	Lumber Liquidators
	Holdings Inc.	42,844	760
*	Chuy’s Holdings Inc.	26,346	751
^	Rent-A-Center Inc.	83,391	723
	Haverty Furniture Cos. Inc.	29,901	694
*	Biglari Holdings Inc.	1,596	685
*	Iconix Brand Group Inc.	87,909	678
*	Regis Corp.	55,056	678
	PetMed Express Inc.	32,110	676
*	FTD Cos. Inc.	26,860	649
*	Unifi Inc.	23,743	648
*	American Public
	Education Inc.	25,351	612
	Movado Group Inc.	24,173	586
*	Barnes & Noble
	Education Inc.	60,353	579
	Shoe Carnival Inc.	20,759	526
*	Perry Ellis International Inc.	19,037	443
*	Monarch Casino &
	Resort Inc.	17,170	437
*	El Pollo Loco Holdings Inc.	33,701	421
*	Arctic Cat Inc.	20,488	379
^	Big 5 Sporting Goods Corp.	27,835	374
*	Kirkland’s Inc.	22,950	259
*	Zumiez Inc.	10,761	220
*	Vera Bradley Inc.	7,758	81
*	Tuesday Morning Corp.	3,101	11
*	Ruby Tuesday Inc.	2,328	4
	Stein Mart Inc.	1,197	4
			158,916

Consumer Staples (2.7%)
	B&G Foods Inc.	103,861	4,414
*	Darling Ingredients Inc.	257,575	3,351
	J&J Snack Foods Corp.	23,375	3,128
	Sanderson Farms Inc.	31,077	2,954
	Universal Corp.	39,531	2,676
	WD-40 Co.	22,253	2,446
	SpartanNash Co.	58,677	2,048
^	Cal-Maine Foods Inc.	46,600	1,768
*	Central Garden & Pet Co.
	Class A	52,556	1,679
	Andersons Inc.	40,804	1,614
*	SUPERVALU Inc.	417,001	1,576
	Calavo Growers Inc.	24,128	1,361
	Inter Parfums Inc.	26,798	927
	Medifast Inc.	17,446	782
*	Central Garden & Pet Co.	15,783	533
*	Seneca Foods Corp. Class A	9,801	368
			31,625
Energy (3.2%)
*	PDC Energy Inc.	87,301	5,901
	US Silica Holdings Inc.	112,094	5,669
*	Carrizo Oil & Gas Inc.	95,763	3,117
^,*	Synergy Resources Corp.	313,906	2,565
*	Unit Corp.	80,676	2,190
*	SEACOR Holdings Inc.	25,318	1,743
*	Helix Energy Solutions
	Group Inc.	209,175	1,728
*	Exterran Corp.	48,949	1,490
	Archrock Inc.	108,948	1,487
	Green Plains Inc.	56,066	1,404
^,*	Atwood Oceanics Inc.	114,176	1,200
*	Newpark Resources Inc.	132,765	1,022
*	TETRA Technologies Inc.	180,058	808
	Bristow Group Inc.	50,123	787
*	REX American Resources
	Corp.	8,885	739
*	Matrix Service Co.	41,642	675
*	Bill Barrett Corp.	118,669	654
*	Pioneer Energy Services
	Corp.	120,029	630
*	Tesco Corp.	72,785	608
*	Cloud Peak Energy Inc.	117,465	586
*	CARBO Ceramics Inc.	32,869	422
*	Geospace Technologies
	Corp.	20,850	344
	Gulf Island Fabrication Inc.	21,273	242
^,*	Northern Oil and Gas Inc.	68,184	205
*	Era Group Inc.	9,962	137
*	Hornbeck Offshore
	Services Inc.	9,065	41
*	Contango Oil & Gas Co.	3,953	29
*	Tidewater Inc.	5,066	7
			36,430

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
Financials (18.2%)
*	Texas Capital
	Bancshares Inc.	76,654	6,834
	Wintrust Financial Corp.	80,967	5,967
	United Bankshares Inc.	126,345	5,654
	Home BancShares Inc.	193,285	5,439
	Sterling Bancorp	204,567	5,063
	Pinnacle Financial
	Partners Inc.	72,006	4,997
	ProAssurance Corp.	83,275	4,922
	Evercore Partners Inc.
	Class A	60,866	4,842
	First Financial
	Bankshares Inc.	103,320	4,546
	Glacier Bancorp Inc.	119,681	4,419
	Hope Bancorp Inc.	198,810	4,255
	Community Bank
	System Inc.	69,411	4,124
	Selective Insurance
	Group Inc.	90,484	4,008
	Great Western Bancorp Inc.	91,827	3,925
	Interactive Brokers
	Group Inc.	106,323	3,903
	Old National Bancorp	211,108	3,874
	CVB Financial Corp.	157,280	3,735
	American Equity Investment
	Life Holding Co.	137,783	3,708
	Financial Engines Inc.	83,344	3,692
	Columbia Banking
	System Inc.	90,774	3,621
	RLI Corp.	59,753	3,493
	FirstCash Inc.	75,863	3,364
	United Community
	Banks Inc.	110,991	3,207
	First Midwest Bancorp Inc.	126,501	3,090
*	PRA Group Inc.	72,614	2,963
	ServisFirst Bancshares Inc.	69,164	2,875
	Northwest Bancshares Inc.	158,433	2,874
^,*	BofI Holding Inc.	90,087	2,841
	LegacyTexas Financial
	Group Inc.	65,003	2,768
	Independent Bank Corp.	42,228	2,745
	NBT Bancorp Inc.	67,580	2,729
	First Financial Bancorp	97,070	2,694
	Simmons First National Corp.
	Class A	46,462	2,672
	Ameris Bancorp	54,689	2,641
	Horace Mann Educators
	Corp.	62,992	2,639
	Astoria Financial Corp.	142,634	2,637
	Provident Financial
	Services Inc.	94,303	2,504
	Banner Corp.	41,452	2,409
	Westamerica Bancorporation	40,296	2,331

	Boston Private Financial
	Holdings Inc.	130,053	2,237
*	Green Dot Corp. Class A	69,282	2,031
	S&T Bancorp Inc.	54,684	1,946
	First Commonwealth
	Financial Corp.	139,423	1,942
	AMERISAFE Inc.	30,167	1,940
	Navigators Group Inc.	34,753	1,913
	Employers Holdings Inc.	50,231	1,889
	Maiden Holdings Ltd.	114,555	1,770
*	Walker & Dunlop Inc.	43,523	1,769
	Brookline Bancorp Inc.	110,475	1,751
	Tompkins Financial Corp.	19,101	1,714
	Hanmi Financial Corp.	50,519	1,687
	Infinity Property & Casualty
	Corp.	17,375	1,638
	Stewart Information Services
	Corp.	36,706	1,630
	Cardinal Financial Corp.	51,385	1,605
	Capstead Mortgage Corp.	150,342	1,591
	Safety Insurance Group Inc.	22,377	1,589
	Piper Jaffray Cos.	22,346	1,581
*	First BanCorp	245,295	1,565
	City Holding Co.	23,584	1,545
	Central Pacific Financial Corp.	48,393	1,528
*	Customers Bancorp Inc.	44,143	1,515
	Banc of California Inc.	77,656	1,510
	Southside Bancshares Inc.	41,158	1,450
	United Fire Group Inc.	33,861	1,430
	Universal Insurance
	Holdings Inc.	51,102	1,377
	National Bank Holdings
	Corp. Class A	40,767	1,345
*	LendingTree Inc.	11,312	1,339
	Northfield Bancorp Inc.	70,284	1,319
	Greenhill & Co. Inc.	42,672	1,261
	TrustCo Bank Corp. NY	149,938	1,252
*	Encore Capital Group Inc.	36,770	1,224
	Virtus Investment
	Partners Inc.	10,165	1,115
*	HomeStreet Inc.	39,458	1,077
	Dime Community
	Bancshares Inc.	48,910	1,052
	Oritani Financial Corp.	59,530	1,024
	Investment Technology
	Group Inc.	48,561	972
*	Donnelley Financial
	Solutions Inc.	41,311	955
	OFG Bancorp	69,003	890
*	INTL. FCStone Inc.	23,453	885
	Fidelity Southern Corp.	33,212	783
*	EZCORP Inc. Class A	76,074	669
	HCI Group Inc.	13,339	658
	Bank Mutual Corp.	65,836	639
	Opus Bank	28,562	617

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
*	Enova International Inc.	36,578	525
*	World Acceptance Corp.	2,920	153
*	eHealth Inc.	10,716	117
	United Insurance Holdings
	Corp.	3,636	61
*	First NBC Bank Holding Co.	759	3
			209,082
Health Care (12.4%)
*	Masimo Corp.	69,146	6,248
*	Medicines Co.	108,805	5,704
*	Medidata Solutions Inc.	85,577	4,786
	Cantel Medical Corp.	56,761	4,661
	Chemed Corp.	25,373	4,530
*	Integra LifeSciences
	Holdings Corp.	93,554	3,999
*	Neogen Corp.	58,987	3,826
*	ICU Medical Inc.	23,213	3,491
*	Nektar Therapeutics
	Class A	239,026	3,126
*	Zeltiq Aesthetics Inc.	56,355	3,120
*	Ligand Pharmaceuticals Inc.	29,744	3,112
*	AMN Healthcare
	Services Inc.	75,212	3,095
*	Haemonetics Corp.	80,909	3,020
*	HealthEquity Inc.	67,226	2,938
*	Cambrex Corp.	50,281	2,833
*	Magellan Health Inc.	36,409	2,518
*	Surgical Care Affiliates Inc.	43,694	2,478
*	HMS Holdings Corp.	132,703	2,472
*	Cynosure Inc. Class A	37,321	2,463
*	Select Medical Holdings
	Corp.	167,883	2,418
*	Omnicell Inc.	57,294	2,179
*	Merit Medical Systems Inc.	69,785	2,149
*	Amedisys Inc.	43,742	2,109
	Myriad Genetics Inc.	107,161	2,082
*	Varex Imaging Corp.	58,689	2,044
*	Supernus
	Pharmaceuticals Inc.	77,546	1,993
*	Air Methods Corp.	51,877	1,964
*	Natus Medical Inc.	51,690	1,914
*	Acorda Therapeutics Inc.	72,197	1,910
	Abaxis Inc.	35,396	1,765
*	Community Health
	Systems Inc.	178,479	1,740
*	Inogen Inc.	25,152	1,726
*	Emergent BioSolutions Inc.	53,921	1,692
*	Repligen Corp.	52,998	1,670
*	Impax Laboratories Inc.	115,787	1,650
	CONMED Corp.	38,888	1,619
	Analogic Corp.	19,573	1,612
*	Depomed Inc.	96,655	1,584
*	Integer Holdings Corp.	43,025	1,555
*	Momenta
	Pharmaceuticals Inc.	100,090	1,546

*	Tivity Health Inc.	52,275	1,511
	US Physical Therapy Inc.	19,687	1,489
	Ensign Group Inc.	74,612	1,406
*	Innoviva Inc.	121,116	1,399
^,*	MiMedx Group Inc.	157,784	1,352
	Progenics
	Pharmaceuticals Inc.	109,613	1,232
*	AMAG Pharmaceuticals Inc.	53,652	1,205
	Kindred Healthcare Inc.	133,551	1,202
*	PharMerica Corp.	48,220	1,186
*	Luminex Corp.	62,134	1,154
*	LHC Group Inc.	23,447	1,126
*	BioTelemetry Inc.	44,173	1,124
*	Quality Systems Inc.	72,174	1,101
*	Anika Therapeutics Inc.	22,906	1,072
^,*	Lannett Co. Inc.	45,987	1,012
*	HealthStream Inc.	39,778	973
*	Eagle Pharmaceuticals Inc.	12,406	951
*	Diplomat Pharmacy Inc.	67,326	912
*	Almost Family Inc.	18,114	899
*	Amphastar
	Pharmaceuticals Inc.	56,230	870
	Meridian Bioscience Inc.	65,964	848
	Phibro Animal Health Corp.
	Class A	29,195	813
*	AngioDynamics Inc.	49,360	807
*	Cross Country
	Healthcare Inc.	51,798	801
*	SciClone
	Pharmaceuticals Inc.	79,948	792
	Landauer Inc.	15,139	791
*	Providence Service Corp.	19,078	775
*	ANI Pharmaceuticals Inc.	12,512	739
	Aceto Corp.	47,168	724
*	CryoLife Inc.	42,151	674
*	Enanta Pharmaceuticals Inc.	21,898	631
*	CorVel Corp.	15,574	629
*	Albany Molecular
	Research Inc.	34,972	524
*	Surmodics Inc.	20,778	514
	Sucampo Pharmaceuticals
	Inc. Class A	38,797	456
*	Quorum Health Corp.	37,243	318
	Invacare Corp.	20,852	252
*	Spectrum
	Pharmaceuticals Inc.	38,558	247
^	Computer Programs &
	Systems Inc.	2,133	57
*	Adeptus Health Inc. Class A	585	4
			141,913
Industrials (18.7%)
	Healthcare Services
	Group Inc.	113,523	4,698
*	WageWorks Inc.	57,307	4,413

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	John Bean Technologies
	Corp.	45,600	4,077
*	Hawaiian Holdings Inc.	83,556	4,065
	Barnes Group Inc.	78,270	3,922
	Applied Industrial
	Technologies Inc.	61,006	3,846
	Brink’s Co.	70,225	3,754
	Mueller Industries Inc.	89,738	3,753
*	On Assignment Inc.	76,206	3,596
	Tetra Tech Inc.	89,240	3,592
	Hillenbrand Inc.	98,617	3,585
	Allegiant Travel Co. Class A	20,449	3,560
	ABM Industries Inc.	87,229	3,558
*	Moog Inc. Class A	50,273	3,397
	Knight Transportation Inc.	103,891	3,397
	Matthews International
	Corp. Class A	50,268	3,310
	UniFirst Corp.	24,123	3,211
*	Trex Co. Inc.	45,971	3,126
	Universal Forest
	Products Inc.	31,798	3,047
	G&K Services Inc. Class A	30,843	2,915
	SkyWest Inc.	81,031	2,848
	Brady Corp. Class A	74,100	2,834
	Korn/Ferry International	90,706	2,804
	Watts Water Technologies
	Inc. Class A	43,557	2,785
*	Mercury Systems Inc.	73,726	2,754
	Simpson Manufacturing
	Co. Inc.	63,319	2,733
*	Hub Group Inc. Class A	51,920	2,622
	Apogee Enterprises Inc.	45,198	2,584
	Franklin Electric Co. Inc.	60,180	2,522
	Insperity Inc.	29,624	2,466
	Actuant Corp. Class A	92,317	2,451
	AZZ Inc.	40,819	2,394
	Forward Air Corp.	47,753	2,366
	Exponent Inc.	40,176	2,308
	Matson Inc.	67,141	2,278
	Mobile Mini Inc.	69,795	2,272
*	SPX FLOW Inc.	65,723	2,235
*	Atlas Air Worldwide
	Holdings Inc.	39,207	2,229
	Comfort Systems USA Inc.	57,814	2,206
	Kaman Corp.	42,560	2,203
	ESCO Technologies Inc.	40,373	2,188
	EnPro Industries Inc.	33,498	2,187
	Triumph Group Inc.	77,587	2,157
*	Aerojet Rocketdyne
	Holdings Inc.	109,668	2,126
*	TASER International Inc.	81,817	2,100
	AAON Inc.	61,949	2,085
*	Proto Labs Inc.	38,135	2,082
	Wabash National Corp.	97,368	2,059
	Cubic Corp.	39,136	2,057

	Albany International Corp.	45,261	2,053
*	Gibraltar Industries Inc.	49,057	2,033
	Tennant Co.	27,646	1,942
	Interface Inc. Class A	101,377	1,916
	Standex International Corp.	19,962	1,906
*	American Woodmark Corp.	21,960	1,898
*	Saia Inc.	39,250	1,898
	Astec Industries Inc.	30,028	1,897
	Greenbrier Cos. Inc.	44,534	1,873
	RR Donnelley & Sons Co.	109,391	1,834
*	Patrick Industries Inc.	22,878	1,827
*	Harsco Corp.	125,717	1,773
	US Ecology Inc.	34,159	1,734
*	SPX Corp.	65,622	1,731
*	TrueBlue Inc.	66,548	1,727
*	Navigant Consulting Inc.	73,655	1,716
	AAR Corp.	49,724	1,711
*	Chart Industries Inc.	48,025	1,709
	Raven Industries Inc.	56,664	1,674
	CIRCOR International Inc.	25,810	1,603
*	Team Inc.	46,267	1,589
	Encore Wire Corp.	32,540	1,546
	Viad Corp.	31,906	1,506
	Multi-Color Corp.	20,752	1,488
	Briggs & Stratton Corp.	67,146	1,437
	Heartland Express Inc.	67,888	1,408
	Federal Signal Corp.	93,964	1,398
*	Lydall Inc.	26,958	1,367
	Lindsay Corp.	16,720	1,339
	General Cable Corp.	77,174	1,289
*	Aegion Corp. Class A	53,297	1,213
	LSC Communications Inc.	41,563	1,181
	Griffon Corp.	46,661	1,174
	Alamo Group Inc.	14,852	1,116
	ArcBest Corp.	37,404	1,098
	Quanex Building Products
	Corp.	53,730	1,050
	Insteel Industries Inc.	27,445	991
	Kelly Services Inc. Class A	45,841	980
*	MYR Group Inc.	25,263	948
*	Echo Global Logistics Inc.	43,081	941
	Essendant Inc.	57,847	922
	Titan International Inc.	68,682	909
	Marten Transport Ltd.	36,362	893
*	Aerovironment Inc.	32,296	873
*	Engility Holdings Inc.	27,750	869
*	DXP Enterprises Inc.	24,266	849
*	Veritiv Corp.	14,829	825
	Resources Connection Inc.	46,254	782
*	PGT Innovations Inc.	76,845	772
*	National Presto Industries Inc.	7,736	771
	Heidrick & Struggles
	International Inc.	29,206	714
	Powell Industries Inc.	13,387	437
*	Orion Group Holdings Inc.	43,691	409

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
*	Vicor Corp.	25,090	408
*	Roadrunner Transportation
	Systems Inc.	48,054	362
*	CDI Corp.	21,683	198
	Celadon Group Inc.	5,597	45
			214,309
Information Technology (15.2%)
*	Take-Two Interactive
	Software Inc.	158,599	9,037
*	Coherent Inc.	38,399	7,011
	MKS Instruments Inc.	83,811	5,498
	Blackbaud Inc.	74,416	5,322
*	CACI International Inc.
	Class A	38,128	4,781
*	Sanmina Corp.	114,826	4,478
*	Lumentum Holdings Inc.	85,578	3,928
*	Advanced Energy
	Industries Inc.	62,072	3,855
*	Anixter International Inc.	44,460	3,704
*	Viavi Solutions Inc.	359,906	3,606
*	TiVo Corp.	186,981	3,459
*	Semtech Corp.	102,677	3,435
*	Electronics For Imaging Inc.	73,168	3,371
*	Itron Inc.	52,055	3,368
*	Stamps.com Inc.	24,801	3,127
*	Cardtronics plc Class A	70,910	3,126
*	II-VI Inc.	84,822	3,020
*	Plexus Corp.	52,457	2,941
	Power Integrations Inc.	45,574	2,880
*	NETGEAR Inc.	51,734	2,835
*	MicroStrategy Inc. Class A	14,696	2,820
	Xperi Corp.	75,984	2,724
	Cabot Microelectronics Corp.	37,926	2,625
	Methode Electronics Inc.	57,879	2,402
*	Fabrinet	57,648	2,395
*	Benchmark Electronics Inc.	76,506	2,379
*	Insight Enterprises Inc.	55,671	2,358
*	ExlService Holdings Inc.	52,593	2,349
*	Rogers Corp.	28,212	2,328
*	Kulicke & Soffa
	Industries Inc.	111,223	2,277
	Brooks Automation Inc.	108,135	2,256
^	Ebix Inc.	35,085	2,193
	Progress Software Corp.	76,115	2,183
*	Rambus Inc.	172,933	2,172
*	OSI Systems Inc.	28,436	2,145
*	8x8 Inc.	141,865	2,142
*	TTM Technologies Inc.	132,132	2,135
	NIC Inc.	97,345	2,054
	CSG Systems
	International Inc.	50,664	1,997
*	Ixia	99,028	1,941
*	Synchronoss
	Technologies Inc.	65,952	1,786
*	Veeco Instruments Inc.	63,708	1,742

*	Sykes Enterprises Inc.	61,852	1,684
	Badger Meter Inc.	45,595	1,669
	ADTRAN Inc.	75,803	1,603
*	ScanSource Inc.	39,422	1,587
*	Qualys Inc.	45,310	1,584
*	Super Micro Computer Inc.	58,716	1,527
*	SPS Commerce Inc.	26,748	1,480
	ManTech International Corp.
	Class A	39,723	1,455
*	Diodes Inc.	60,710	1,449
	MTS Systems Corp.	26,205	1,440
*	Bottomline Technologies
	de Inc.	57,444	1,433
*	Virtusa Corp.	43,277	1,342
*	Cray Inc.	63,866	1,332
^,*	Shutterstock Inc.	30,263	1,320
	Monotype Imaging
	Holdings Inc.	65,266	1,315
*	ePlus Inc.	10,357	1,315
	CTS Corp.	51,310	1,124
*	CEVA Inc.	33,400	1,116
*	Ultratech Inc.	37,150	1,072
*	Nanometrics Inc.	39,112	1,064
*	Rudolph Technologies Inc.	48,605	1,045
*	Perficient Inc.	56,459	1,026
*	Blucora Inc.	60,087	937
*	CalAmp Corp.	56,846	921
*	FARO Technologies Inc.	26,150	902
	TeleTech Holdings Inc.	24,853	753
*	XO Group Inc.	39,126	721
*	Exar Corp.	66,009	690
*	Harmonic Inc.	122,823	663
	Cohu Inc.	39,181	652
*	VASCO Data Security
	International Inc.	47,356	616
*	LivePerson Inc.	83,882	591
	Daktronics Inc.	63,013	590
	Forrester Research Inc.	15,818	577
	Park Electrochemical Corp.	29,947	573
*	Digi International Inc.	40,942	504
*	DHI Group Inc.	78,446	388
*	DSP Group Inc.	34,296	358
	Bel Fuse Inc. Class B	13,613	355
*	Kopin Corp.	96,273	340
*	Electro Scientific
	Industries Inc.	50,827	340
*	Agilysys Inc.	23,880	217
*	Liquidity Services Inc.	11,911	97
*	Tangoe Inc.	16,021	92
	Comtech
	Telecommunications Corp.	6,057	69
*	QuinStreet Inc.	11,083	36
	Black Box Corp.	2,938	26
			174,175

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
Materials (5.6%)
	Balchem Corp.	49,610	4,325
*	AK Steel Holding Corp.	489,544	4,078
	HB Fuller Co.	78,653	3,886
*	Ingevity Corp.	65,866	3,555
*	Stillwater Mining Co.	189,434	3,232
	KapStone Paper and
	Packaging Corp.	137,519	3,108
	Quaker Chemical Corp.	20,733	2,730
*	Headwaters Inc.	116,060	2,669
	Innospec Inc.	37,539	2,451
	Stepan Co.	30,597	2,313
	Kaiser Aluminum Corp.	28,117	2,216
	Schweitzer-Mauduit
	International Inc.	47,830	1,962
	Neenah Paper Inc.	26,297	1,926
*	Boise Cascade Co.	60,875	1,650
	Innophos Holdings Inc.	30,416	1,612
	A Schulman Inc.	46,052	1,554
	PH Glatfelter Co.	68,314	1,510
*	Clearwater Paper Corp.	26,275	1,461
*	Koppers Holdings Inc.	32,452	1,423
*	US Concrete Inc.	22,342	1,408
*	Kraton Corp.	48,520	1,321
*	AdvanSix Inc.	47,846	1,305
*	TimkenSteel Corp.	61,030	1,277
	Deltic Timber Corp.	16,638	1,237
^,*	Flotek Industries Inc.	84,477	1,142
	Calgon Carbon Corp.	79,395	1,120
*	Century Aluminum Co.	77,943	1,098
	Materion Corp.	31,229	1,088
*	SunCoke Energy Inc.	100,509	980
	Rayonier Advanced
	Materials Inc.	67,866	900
	Haynes International Inc.	19,691	769
	Tredegar Corp.	39,497	750
	Hawkins Inc.	14,961	740
	American Vanguard Corp.	40,469	637
	Myers Industries Inc.	34,417	484
	FutureFuel Corp.	35,823	474
	Olympic Steel Inc.	14,324	346
^,*	LSB Industries Inc.	5,679	62
			64,799
Other (0.0%)[2]
*	Gerber Scientific Inc. CVR	4,758	—

Real Estate (6.3%)
	GEO Group Inc.	117,315	5,585
	CoreSite Realty Corp.	53,011	4,775
	Acadia Realty Trust	126,465	4,051
	EastGroup Properties Inc.	51,208	3,807
	Retail Opportunity
	Investments Corp.	170,935	3,761
	Lexington Realty Trust	333,719	3,724
	PS Business Parks Inc.	30,537	3,549

	DiamondRock
	Hospitality Co.	313,350	3,406
	LTC Properties Inc.	61,351	2,960
	Kite Realty Group Trust	130,662	2,959
	Sabra Health Care REIT Inc.	102,219	2,780
	American Assets Trust Inc.	62,815	2,764
	Government Properties
	Income Trust	111,509	2,298
	Chesapeake Lodging Trust	94,026	2,272
	Summit Hotel
	Properties Inc.	136,746	2,104
	Four Corners Property
	Trust Inc.	93,855	2,082
	Franklin Street Properties
	Corp.	167,922	2,081
	Agree Realty Corp.	41,066	2,038
	Pennsylvania REIT	108,808	1,795
	HFF Inc. Class A	54,925	1,629
	RE/MAX Holdings Inc.
	Class A	27,730	1,594
	CareTrust REIT Inc.	100,883	1,592
*	Parkway Inc.	67,024	1,406
	Hersha Hospitality Trust
	Class A	65,592	1,280
	Universal Health Realty
	Income Trust	19,597	1,258
	Saul Centers Inc.	18,517	1,186
	Getty Realty Corp.	41,659	1,099
	Urstadt Biddle Properties
	Inc. Class A	45,275	1,009
	Cedar Realty Trust Inc.	118,829	697
*	Forestar Group Inc.	41,739	555
			72,096
Telecommunication Services (0.9%)
	Cogent Communications
	Holdings Inc.	64,123	2,658
	Consolidated
	Communications
	Holdings Inc.	79,487	1,793
*	Cincinnati Bell Inc.	65,890	1,272
	ATN International Inc.	16,656	1,139
*	Iridium Communications Inc.	126,021	1,096
*	General Communication Inc.
	Class A	41,748	841
*	Lumos Networks Corp.	37,151	658
	Spok Holdings Inc.	32,267	587
			10,044
Utilities (2.6%)
	ALLETE Inc.	77,353	5,199
	Spire Inc.	71,403	4,705
	South Jersey Industries Inc.	123,972	4,341
	Avista Corp.	100,381	4,002
	El Paso Electric Co.	63,471	3,101
	California Water Service
	Group	75,134	2,761

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Northwest Natural Gas Co.	44,684	2,686
	American States Water Co.	57,249	2,560
			29,355
Total Common Stocks
(Cost $1,019,752)			1,142,744
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.5%)
[3,4]	Vanguard Market Liquidity
	Fund, 0.864%	57,696	5,770

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
5	United States Treasury Bill,
	0.591%, 5/18/17	100	100
5	United States Treasury Bill,
	0.618%, 5/25/17	100	100
5	United States Treasury Bill,
	0.607%, 6/8/17	100	100
			300
Total Temporary Cash Investments
(Cost $6,069)			6,070
Total Investments (100.2%)
(Cost $1,025,821)			1,148,814

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Receivables for Investment Securities Sold 12
Investment in Vanguard	79
Receivables for Accrued Income	720
Receivables for Capital Shares Issued	230
Other Assets	3,475
Total Other Assets	4,516
Liabilities
Payables for Investment
Securities Purchased	(880)
Collateral for Securities on Loan	(5,767)
Payables for Capital Shares Redeemed	(279)
Payables to Vanguard	(196)
Other Liabilities	(44)
Total Liabilities	(7,166)
Net Assets (100%)	1,146,164

S&P Small-Cap 600 Index Fund

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,031,856
Undistributed Net Investment Income	895
Accumulated Net Realized Losses	(9,615)
Unrealized Appreciation (Depreciation)
Investment Securities	122,993
Futures Contracts	35
Net Assets	1,146,164

ETF Shares—Net Assets
Applicable to 4,700,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	591,219
Net Asset Value Per Share—
ETF Shares	$125.79

Institutional Shares—Net Assets
Applicable to 2,195,183 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	554,945
Net Asset Value Per Share—
Institutional Shares	$252.80

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,489,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $5,767,000 of collateral received for securities on loan.
5 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	5,387
Interest[1]	20
Securities Lending—Net	113
Total Income	5,520
Expenses
The Vanguard Group—Note B
Investment Advisory Services	68
Management and Administrative—ETF Shares	238
Management and Administrative—Institutional Shares	105
Marketing and Distribution—ETF Shares	17
Marketing and Distribution—Institutional Shares	7
Custodian Fees	69
Shareholders’ Reports—ETF Shares	13
Shareholders’ Reports—Institutional Shares	2
Total Expenses	519
Net Investment Income	5,001
Realized Net Gain (Loss)
Investment Securities Sold[1]	14,251
Futures Contracts	93
Realized Net Gain (Loss)	14,344
Change in Unrealized Appreciation (Depreciation)
Investment Securities	81,129
Futures Contracts	8
Change in Unrealized Appreciation (Depreciation)	81,137
Net Increase (Decrease) in Net Assets Resulting from Operations	100,482

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $19,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,001	7,230
Realized Net Gain (Loss)	14,344	21,804
Change in Unrealized Appreciation (Depreciation)	81,137	43,900
Net Increase (Decrease) in Net Assets Resulting from Operations	100,482	72,934
Distributions
Net Investment Income
ETF Shares	(4,355)	(2,746)
Institutional Shares	(4,245)	(3,398)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(8,600)	(6,144)
Capital Share Transactions
ETF Shares	202,553	104,022
Institutional Shares	178,439	58,790
Net Increase (Decrease) from Capital Share Transactions	380,992	162,812
Total Increase (Decrease)	472,874	229,602
Net Assets
Beginning of Period	673,290	443,688
End of Period[1]	1,146,164	673,290

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $895,000 and $4,494,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$112.23	$100.42	$99.81	$84.98	$68.12	$58.84
Investment Operations
Net Investment Income	. 664[1]	1.375[1]	1.204	.976	1.024	.745
Net Realized and Unrealized Gain (Loss)
on Investments	14.081	11.683	.497	14.697	16.854	9.012
Total from Investment Operations	14.745	13.058	1.701	15.673	17.878	9.757
Distributions
Dividends from Net Investment Income	(1.185)	(1.248)	(1.091)	(.843)	(1.018)	(.477)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.185)	(1.248)	(1.091)	(.843)	(1.018)	(.477)
Net Asset Value, End of Period	$125.79	$112.23	$100.42	$99.81	$84.98	$68.12

Total Return	13.15%	13.17%	1.69%	18.47%	26.57%	16.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$591	$342	$206	$165	$85	$34
Ratio of Total Expenses to
Average Net Assets	0.16%	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.09%	1.36%	1.27%	1.10%	1.48%	1.28%
Portfolio Turnover Rate[2]	20%	15%	11%	16%	12%	12%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$225.56	$201.83	$200.56	$170.71	$136.79	$118.12
Investment Operations
Net Investment Income	1.421[1]	2.925[1]	2.545	2.049	2.131	1.558
Net Realized and Unrealized Gain (Loss)
on Investments	28.307	23.454	1.019	29.565	33.883	18.126
Total from Investment Operations	29.728	26.379	3.564	31.614	36.014	19.684
Distributions
Dividends from Net Investment Income	(2.488)	(2.649)	(2.294)	(1.764)	(2.094)	(1.014)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(2.488)	(2.649)	(2.294)	(1.764)	(2.094)	(1.014)
Net Asset Value, End of Period	$252.80	$225.56	$201.83	$200.56	$170.71	$136.79

Total Return	13.18%	13.22%	1.77%	18.57%	26.65%	16.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$555	$331	$238	$179	$152	$101
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.17%	1.43%	1.34%	1.17%	1.55%	1.35%
Portfolio Turnover Rate[2]	20%	15%	11%	16%	12%	12%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

S&P Small-Cap 600 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

S&P Small-Cap 600 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017, the fund had contributed to Vanguard capital in the amount of $79,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,142,744	—	—
Temporary Cash Investments	5,770	300	—
Futures Contracts—Liabilities[1]	(44)	—	—
Total	1,148,470	300	—
1 Represents variation margin on the last day of the reporting period.

S&P Small-Cap 600 Index Fund

D. At February 28, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	March 2017	29	2,008	8
E-mini S&P Mid-Cap 400 Index	March 2017	7	1,209	27
				35

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $15,217,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $8,727,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $1,025,821,000. Net unrealized appreciation of investment securities for tax purposes was $122,993,000, consisting of unrealized gains of $164,458,000 on securities that had risen in value since their purchase and $41,465,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2017, the fund purchased $502,931,000 of investment securities and sold $126,982,000 of investment securities, other than temporary cash investments. Purchases and sales include $275,216,000 and $38,422,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

S&P Small-Cap 600 Index Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2017			August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	247,847	2,025	195,784	1,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(45,294)	(375)	(91,762)	(900)
Net Increase (Decrease)—ETF Shares	202,553	1,650	104,022	1,000
Institutional Shares
Issued	221,794	905	95,096	466
Issued in Lieu of Cash Distributions	2,776	11	1,960	10
Redeemed	(46,131)	(188)	(38,266)	(187)
Net Increase (Decrease)—Institutional Shares	178,439	728	58,790	289

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

S&P Small-Cap 600 Value Index Fund

Fund Profile

As of February 28, 2017

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VIOV	VSMVX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.17%	1.30%

Portfolio Characteristics
		S&P	DJ
		SmallCap	U.S. Total
		600 Value	Market
	Fund	Index	FA Index
Number of Stocks	436	435	3,807
Median Market Cap	$1.5B	$1.5B	$57.6B
Price/Earnings Ratio	26.9x	26.9x	24.8x
Price/Book Ratio	1.8x	1.8x	3.0x
Return on Equity	9.9%	9.9%	16.4%
Earnings Growth Rate	6.5%	6.5%	7.6%
Dividend Yield	1.4%	1.4%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	51%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		S&P	Total
		SmallCap	Market
		600 Value	FA
	Fund	Index	Index
Consumer Discretionary	16.7%	16.8%	12.4%
Consumer Staples	3.2	3.2	8.4
Energy	3.9	3.9	6.2
Financials	19.4	19.4	15.3
Health Care	9.5	9.5	13.4
Industrials	19.1	19.1	10.8
Information Technology	11.9	11.9	20.7
Materials	6.7	6.7	3.4
Real Estate	4.8	4.8	4.1
Telecommunication
Services	0.9	0.8	2.1
Utilities	3.9	3.9	3.2

Volatility Measures
	S&P	DJ
	SmallCap	U.S. Total
	600 Value	Market
	Index	FA Index
R-Squared	1.00	0.67
Beta	1.00	1.17

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Wintrust Financial Corp.	Regional Banks	1.1%
ALLETE Inc.	Electric Utilities	1.0
ProAssurance Corp.	Property & Casualty
	Insurance	0.9
CACI International Inc.	IT Consulting &
	Other Services	0.9
Spire Inc.	Gas Utilities	0.9
Sanmina Corp.	Electronic
	Manufacturing
	Services	0.8
Hope Bancorp Inc.	Regional Banks	0.8
Selective Insurance	Property & Casualty
Group Inc.	Insurance	0.7
Avista Corp.	Multi-Utilities	0.7
Interactive Brokers	Investment Banking
Group Inc.	& Brokerage	0.7
Top Ten		8.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.21% for ETF Shares and 0.09% for Institutional Shares.

S&P Small-Cap 600 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2017

Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		31.25%	16.66%	16.46%
Net Asset Value		31.07	16.64	16.45
Institutional Shares	11/19/2014	31.23	—	12.05

See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (16.7%)
	Wolverine World Wide Inc.	63,173	1,590
	Lithia Motors Inc. Class A	14,991	1,434
*	Cooper-Standard
	Holdings Inc.	11,305	1,266
*	Boyd Gaming Corp.	52,590	1,035
	Group 1 Automotive Inc.	12,730	989
*	American Axle &
	Manufacturing Holdings Inc.	48,979	971
	Core-Mark Holding Co. Inc.	29,561	961
*	Meritage Homes Corp.	24,102	857
*	Gentherm Inc.	23,389	848
	La-Z-Boy Inc.	31,343	846
*	EW Scripps Co. Class A	36,374	838
	Caleres Inc.	27,799	830
*	Asbury Automotive
	Group Inc.	12,634	823
	Scholastic Corp.	17,262	778
*	Genesco Inc.	13,214	770
	MDC Holdings Inc.	26,388	770
^	RH	24,517	746
*	G-III Apparel Group Ltd.	28,048	722
	Monro Muffler Brake Inc.	11,574	666
	Gannett Co. Inc.	74,720	652
*	Cavco Industries Inc.	5,408	645
	Standard Motor Products Inc.	12,858	617
^	Sturm Ruger & Co. Inc.	12,139	605
*	Express Inc.	50,167	564
	ILG Inc.	29,841	563
	Abercrombie & Fitch Co.	43,301	518
	New Media Investment
	Group Inc.	33,510	517
*	Steven Madden Ltd.	13,615	509
	Guess? Inc.	39,404	501
*	Ascena Retail Group Inc.	108,416	499
*	BJ’s Restaurants Inc.	12,352	449
	Marriott Vacations
	Worldwide Corp.	4,514	424

	Finish Line Inc. Class A	25,953	423
	Cato Corp. Class A	16,075	402
^	Fred’s Inc. Class A	22,464	398
	Tailored Brands Inc.	16,537	382
*	Red Robin Gourmet
	Burgers Inc.	8,239	376
*	M/I Homes Inc.	15,809	373
	Sonic Automotive Inc.
	Class A	16,837	365
*	MarineMax Inc.	15,795	355
^	Buckle Inc.	17,882	355
	Barnes & Noble Inc.	35,344	346
	Bob Evans Farms Inc.	6,071	344
*	Fiesta Restaurant Group Inc.	17,113	340
*	Motorcar Parts of
	America Inc.	11,943	339
	Superior Industries
	International Inc.	14,653	328
	DineEquity Inc.	5,453	326
*	Vitamin Shoppe Inc.	15,235	325
*	Crocs Inc.	47,058	313
*	Lumber Liquidators
	Holdings Inc.	17,445	309
*	Select Comfort Corp.	12,656	297
	Rent-A-Center Inc.	34,023	295
	Sonic Corp.	11,421	289
	Oxford Industries Inc.	5,063	285
	Haverty Furniture Cos. Inc.	12,221	284
*	Regis Corp.	22,450	276
	Callaway Golf Co.	26,510	268
*	FTD Cos. Inc.	10,982	265
*	Unifi Inc.	9,704	265
*	Strayer Education Inc.	3,272	254
*	American Public
	Education Inc.	10,308	249
	Movado Group Inc.	9,805	238
*	Barnes & Noble
	Education Inc.	24,597	236
	Shoe Carnival Inc.	8,495	215
	Ethan Allen Interiors Inc.	7,315	210

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
*	Hibbett Sports Inc.	6,307	186
*	Perry Ellis International Inc.	7,740	180
*	Monarch Casino & Resort Inc.	7,009	179
	Ruth’s Hospitality Group Inc.	9,881	167
*	Iconix Brand Group Inc.	21,581	166
*	Arctic Cat Inc.	8,356	155
	Big 5 Sporting Goods Corp.	11,369	153
*	Career Education Corp.	16,497	137
*	Vera Bradley Inc.	12,498	131
*	Shake Shack Inc. Class A	3,319	119
*	Biglari Holdings Inc.	266	114
*	Kirkland’s Inc.	9,344	106
*	Tuesday Morning Corp.	28,759	105
*	Nautilus Inc.	6,349	102
	PetMed Express Inc.	4,601	97
*	Ruby Tuesday Inc.	38,550	73
	Stein Mart Inc.	19,827	71
*	El Pollo Loco Holdings Inc.	5,382	67
			37,436
Consumer Staples (3.2%)
*	Darling Ingredients Inc.	105,398	1,371
	Sanderson Farms Inc.	12,725	1,209
	Universal Corp.	16,186	1,096
^	Cal-Maine Foods Inc.	19,054	723
	Andersons Inc.	16,628	658
*	SUPERVALU Inc.	170,503	644
	J&J Snack Foods Corp.	4,305	576
	WD-40 Co.	3,356	369
	Inter Parfums Inc.	5,698	197
*	Seneca Foods Corp. Class A	3,988	150
	Medifast Inc.	3,069	138
			7,131
Energy (3.9%)
*	PDC Energy Inc.	15,373	1,039
*	SEACOR Holdings Inc.	10,331	711
*	Exterran Corp.	20,011	609
*	Carrizo Oil & Gas Inc.	18,411	599
	Green Plains Inc.	22,831	572
*	Synergy Resources Corp.	69,302	566
*	Unit Corp.	20,096	545
*	Atwood Oceanics Inc.	46,596	490
*	Newpark Resources Inc.	54,231	418
*	Helix Energy Solutions
	Group Inc.	49,600	410
	Archrock Inc.	25,439	347
	Bristow Group Inc.	20,434	321
*	Matrix Service Co.	17,019	276
*	Cloud Peak Energy Inc.	47,949	239
*	TETRA Technologies Inc.	49,361	222
*	CARBO Ceramics Inc.	13,442	172
*	Era Group Inc.	12,471	172
*	Tesco Corp.	19,623	164
*	Pioneer Energy Services
	Corp.	28,509	150

*	REX American Resources
	Corp.	1,669	139
*	Bill Barrett Corp.	25,187	139
	Gulf Island Fabrication Inc.	8,777	100
*	Hornbeck Offshore
	Services Inc.	20,731	93
*	Geospace Technologies Corp.	4,761	79
*	Contango Oil & Gas Co.	9,064	67
*	Northern Oil and Gas Inc.	16,417	49
*	Tidewater Inc.	30,105	41
			8,729
Financials (19.4%)
	Wintrust Financial Corp.	33,150	2,443
	ProAssurance Corp.	34,094	2,015
	Hope Bancorp Inc.	81,397	1,742
	Selective Insurance
	Group Inc.	37,046	1,641
	Interactive Brokers
	Group Inc.	43,531	1,598
	Old National Bancorp	86,433	1,586
	American Equity Investment
	Life Holding Co.	56,412	1,518
	FirstCash Inc.	31,060	1,377
	United Bankshares Inc.	28,969	1,296
*	PRA Group Inc.	29,679	1,211
	Astoria Financial Corp.	58,405	1,080
	Horace Mann Educators
	Corp.	25,751	1,079
	Banner Corp.	16,914	983
*	Texas Capital
	Bancshares Inc.	10,675	952
	S&T Bancorp Inc.	22,367	796
	Navigators Group Inc.	14,178	780
	Employers Holdings Inc.	20,558	773
	Maiden Holdings Ltd.	46,905	725
	RLI Corp.	12,238	715
	Community Bank
	System Inc.	11,944	710
	Columbia Banking
	System Inc.	17,480	697
	Great Western Bancorp Inc.	15,779	674
	Infinity Property & Casualty
	Corp.	7,074	667
	Stewart Information Services
	Corp.	14,976	665
	Capstead Mortgage Corp.	61,417	650
	Safety Insurance Group Inc.	9,113	647
	CVB Financial Corp.	27,026	642
	Banc of California Inc.	31,692	616
	United Fire Group Inc.	13,791	582
	Glacier Bancorp Inc.	15,179	560
	First Midwest Bancorp Inc.	21,737	531
	Financial Engines Inc.	11,924	528
*	Encore Capital Group Inc.	15,029	500

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	Simmons First National Corp.
	Class A	8,554	492
	Provident Financial
	Services Inc.	17,689	470
	Northwest Bancshares Inc.	25,279	459
	Virtus Investment
	Partners Inc.	4,138	454
*	HomeStreet Inc.	16,136	440
	NBT Bancorp Inc.	10,782	435
*	Green Dot Corp. Class A	13,867	406
	Independent Bank Corp.	6,227	405
	Investment Technology
	Group Inc.	19,823	397
	First Financial Bancorp	14,290	397
*	Donnelley Financial
	Solutions Inc.	16,863	390
	Boston Private Financial
	Holdings Inc.	22,372	385
	Westamerica Bancorporation	6,570	380
	OFG Bancorp	28,142	363
*	INTL. FCStone Inc.	9,544	360
	AMERISAFE Inc.	5,168	332
	Fidelity Southern Corp.	13,548	319
	City Holding Co.	4,514	296
	First Commonwealth
	Financial Corp.	20,505	286
	Greenhill & Co. Inc.	9,575	283
*	EZCORP Inc. Class A	31,019	273
	HCI Group Inc.	5,413	267
	Brookline Bancorp Inc.	16,708	265
	Opus Bank	11,637	251
	TrustCo Bank Corp. NY	26,355	220
*	Enova International Inc.	14,898	214
	Oritani Financial Corp.	11,925	205
*	World Acceptance Corp.	3,827	201
	United Insurance Holdings
	Corp.	11,343	192
	Dime Community
	Bancshares Inc.	8,583	185
*	eHealth Inc.	10,727	118
	Bank Mutual Corp.	11,522	112
*,^	First NBC Bank Holding Co.	10,337	46
			43,277
Health Care (9.5%)
*	Medicines Co.	27,619	1,448
*	Select Medical Holdings
	Corp.	68,652	989
	Chemed Corp.	4,885	872
*	Amedisys Inc.	17,849	861
	Myriad Genetics Inc.	43,828	852
*	Air Methods Corp.	21,217	803
*	Acorda Therapeutics Inc.	29,547	781
*	Community Health
	Systems Inc.	72,852	710
*	Impax Laboratories Inc.	47,343	675

	CONMED Corp.	15,845	659
*	Integer Holdings Corp.	17,571	635
*	Haemonetics Corp.	16,196	605
*	Integra LifeSciences
	Holdings Corp.	13,779	589
*	Nektar Therapeutics Class A	41,072	537
*	Magellan Health Inc.	7,733	535
*	HealthEquity Inc.	12,102	529
	Kindred Healthcare Inc.	54,551	491
*	PharMerica Corp.	19,696	484
*	LHC Group Inc.	9,537	458
*	Quality Systems Inc.	29,401	449
*	Natus Medical Inc.	11,793	437
*	Lannett Co. Inc.	18,723	412
*	Emergent BioSolutions Inc.	11,915	374
*	Diplomat Pharmacy Inc.	27,460	372
	Analogic Corp.	4,463	367
*	Almost Family Inc.	7,359	365
*	Cambrex Corp.	6,378	359
*	Surgical Care Affiliates Inc.	6,064	344
*	AngioDynamics Inc.	20,164	330
*	Providence Service Corp.	7,795	317
*	Tivity Health Inc.	10,647	308
	Abaxis Inc.	6,058	302
	Aceto Corp.	19,272	296
*	Spectrum
	Pharmaceuticals Inc.	44,823	287
*	Depomed Inc.	17,344	284
	Ensign Group Inc.	14,630	276
*	Inogen Inc.	3,894	267
	Invacare Corp.	20,321	246
*	Albany Molecular
	Research Inc.	14,279	214
	Phibro Animal Health Corp.
	Class A	6,760	188
^	Computer Programs &
	Systems Inc.	6,857	184
	Meridian Bioscience Inc.	14,315	184
*	Quorum Health Corp.	18,928	162
*	CorVel Corp.	3,639	147
*	Anika Therapeutics Inc.	3,000	140
*	Amphastar
	Pharmaceuticals Inc.	7,327	113
*	Adeptus Health Inc. Class A	9,705	65
			21,302
Industrials (19.1%)
	Brink’s Co.	28,751	1,537
	Mueller Industries Inc.	36,741	1,537
*	Moog Inc. Class A	20,584	1,391
	SkyWest Inc.	33,135	1,165
	Korn/Ferry International	37,081	1,146
*	Hub Group Inc. Class A	21,260	1,074
	Matson Inc.	27,441	931
*	SPX FLOW Inc.	26,837	912

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
*	Atlas Air Worldwide
	Holdings Inc.	16,021	911
	Comfort Systems USA Inc.	23,646	902
	Kaman Corp.	17,365	899
	Triumph Group Inc.	31,742	882
	Wabash National Corp.	39,741	841
	Cubic Corp.	15,963	839
	Interface Inc. Class A	41,509	785
	Standex International Corp.	8,165	780
	Greenbrier Cos. Inc.	18,174	764
	ABM Industries Inc.	18,576	758
	RR Donnelley & Sons Co.	44,716	750
*	On Assignment Inc.	15,603	736
	Hillenbrand Inc.	19,796	720
*	SPX Corp.	26,839	708
	Barnes Group Inc.	14,110	707
*	TrueBlue Inc.	27,220	706
	AAR Corp.	20,336	700
	Healthcare Services
	Group Inc.	15,815	654
*	Team Inc.	18,873	648
	Encore Wire Corp.	13,261	630
	Universal Forest Products Inc.	6,505	623
	Briggs & Stratton Corp.	27,391	586
	Federal Signal Corp.	38,329	570
	UniFirst Corp.	4,147	552
	General Cable Corp.	31,542	527
	Actuant Corp. Class A	19,617	521
	Applied Industrial
	Technologies Inc.	8,236	519
	Mobile Mini Inc.	15,647	509
	Watts Water Technologies
	Inc. Class A	7,841	501
*	Aegion Corp. Class A	21,731	495
	Franklin Electric Co. Inc.	11,558	484
	LSC Communications Inc.	16,999	483
	ArcBest Corp.	15,247	448
	EnPro Industries Inc.	6,698	437
	Apogee Enterprises Inc.	7,581	434
	Matthews International
	Corp. Class A	6,178	407
	Kelly Services Inc. Class A	18,732	401
*	Echo Global Logistics Inc.	17,602	385
	Essendant Inc.	23,654	377
*	Harsco Corp.	26,676	376
	Titan International Inc.	28,058	372
*	American Woodmark Corp.	4,204	363
*	Engility Holdings Inc.	11,295	354
*	Chart Industries Inc.	9,806	349
*	DXP Enterprises Inc.	9,891	346
	AZZ Inc.	5,825	342
*	Veritiv Corp.	6,023	335
	Albany International Corp.	7,212	327
*	Saia Inc.	6,729	325
	Brady Corp. Class A	8,483	324

	CIRCOR International Inc.	5,151	320
	Exponent Inc.	5,568	320
	Forward Air Corp.	6,445	319
	Resources Connection Inc.	18,891	319
*	National Presto Industries Inc.	3,157	314
*	Aerojet Rocketdyne
	Holdings Inc.	16,126	313
	Heidrick & Struggles
	International Inc.	11,898	291
	Raven Industries Inc.	9,722	287
	Tennant Co.	4,063	285
	Lindsay Corp.	3,335	267
	Heartland Express Inc.	10,265	213
	Multi-Color Corp.	2,869	206
*	Aerovironment Inc.	6,854	185
	Marten Transport Ltd.	7,406	182
	Powell Industries Inc.	5,474	179
	Alamo Group Inc.	2,292	172
*	Roadrunner Transportation
	Systems Inc.	19,457	147
	Celadon Group Inc.	18,063	145
*	CDI Corp.	8,891	81
			42,630
Information Technology (11.9%)
*	CACI International Inc.
	Class A	15,610	1,957
*	Sanmina Corp.	47,013	1,834
*	Anixter International Inc.	18,203	1,516
*	Viavi Solutions Inc.	147,352	1,476
*	Plexus Corp.	21,462	1,203
*	Benchmark Electronics Inc.	31,307	974
*	Insight Enterprises Inc.	22,723	963
*	OSI Systems Inc.	11,601	875
*	Ixia	40,508	794
*	Electronics For Imaging Inc.	14,985	690
*	Sykes Enterprises Inc.	25,286	688
*	ScanSource Inc.	16,092	648
	ManTech International Corp.
	Class A	16,223	594
*	Diodes Inc.	24,719	590
	MTS Systems Corp.	10,670	586
*	Virtusa Corp.	17,637	547
*	Cray Inc.	26,072	544
*	MicroStrategy Inc. Class A	2,767	531
*	Semtech Corp.	15,539	520
*	NETGEAR Inc.	9,101	499
	Brooks Automation Inc.	21,639	451
*	Kulicke & Soffa
	Industries Inc.	21,769	446
	Methode Electronics Inc.	10,640	442
*	Perficient Inc.	23,100	420
*	Blucora Inc.	24,596	384
*	Veeco Instruments Inc.	12,992	355
*	ExlService Holdings Inc.	7,504	335

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	Monotype Imaging
	Holdings Inc.	15,747	317
	TeleTech Holdings Inc.	10,113	306
*	Super Micro Computer Inc.	11,734	305
	CSG Systems
	International Inc.	7,644	301
*	Bottomline Technologies
	de Inc.	11,463	286
*	Rogers Corp.	3,452	285
*	Harmonic Inc.	50,149	271
	Cohu Inc.	15,900	265
*	ePlus Inc.	2,024	257
	ADTRAN Inc.	11,468	243
	Daktronics Inc.	25,654	240
	Park Electrochemical Corp.	12,185	233
*	CalAmp Corp.	13,270	215
*	Ultratech Inc.	7,424	214
*	Digi International Inc.	16,628	205
*	FARO Technologies Inc.	5,019	173
	Comtech
	Telecommunications Corp.	15,059	172
*	DSP Group Inc.	13,818	144
*	VASCO Data Security
	International Inc.	11,017	143
*	XO Group Inc.	7,648	141
*	Electro Scientific
	Industries Inc.	20,807	139
*	LivePerson Inc.	19,133	135
*	Liquidity Services Inc.	15,598	127
*	Exar Corp.	10,210	107
*	DHI Group Inc.	20,105	100
*	Agilysys Inc.	9,760	89
	Black Box Corp.	9,648	87
*	Tangoe Inc.	14,900	85
*	Kopin Corp.	21,493	76
*	QuinStreet Inc.	23,017	74
	Bel Fuse Inc. Class B	2,453	64
			26,661
Materials (6.7%)
	HB Fuller Co.	32,203	1,591
	KapStone Paper and
	Packaging Corp.	56,306	1,272
	Kaiser Aluminum Corp.	11,474	904
	Schweitzer-Mauduit
	International Inc.	19,563	803
*	AK Steel Holding Corp.	88,248	735
*	Boise Cascade Co.	24,794	672
	PH Glatfelter Co.	27,865	616
*	Clearwater Paper Corp.	10,701	595
*	AdvanSix Inc.	19,504	532
*	TimkenSteel Corp.	24,899	521
	Innospec Inc.	7,826	511
	Calgon Carbon Corp.	32,395	457
*	Stillwater Mining Co.	26,340	449

*	Century Aluminum Co.	31,757	447
	Materion Corp.	12,757	445
*	SunCoke Energy Inc.	41,146	401
	Rayonier Advanced
	Materials Inc.	27,735	368
	A Schulman Inc.	10,718	362
	Stepan Co.	4,615	349
	Haynes International Inc.	7,993	312
	Tredegar Corp.	16,123	306
	Neenah Paper Inc.	3,753	275
*,^	Flotek Industries Inc.	20,009	271
	American Vanguard Corp.	16,540	260
*	Koppers Holdings Inc.	4,897	215
	Deltic Timber Corp.	2,779	207
	Myers Industries Inc.	13,990	197
	FutureFuel Corp.	14,557	193
*	US Concrete Inc.	2,916	184
	Innophos Holdings Inc.	3,463	183
	Olympic Steel Inc.	5,846	141
*,^	LSB Industries Inc.	12,873	140
	Hawkins Inc.	2,396	118
			15,032
Other (0.0%)[2]
*	Gerber Scientific Inc. CVR	1,604	—

Real Estate (4.8%)
	Kite Realty Group Trust	53,500	1,212
	GEO Group Inc.	23,059	1,098
	Acadia Realty Trust	29,522	946
	Government Properties
	Income Trust	45,592	940
	Chesapeake Lodging Trust	38,496	930
	DiamondRock Hospitality Co.	61,611	670
	RE/MAX Holdings Inc.
	Class A	11,291	649
	Sabra Health Care REIT Inc.	20,460	556
	PS Business Parks Inc.	4,373	508
	Retail Opportunity
	Investments Corp.	23,078	508
	Pennsylvania REIT	25,361	418
	LTC Properties Inc.	8,545	412
	Franklin Street Properties
	Corp.	32,978	409
	Cedar Realty Trust Inc.	48,595	285
*	Parkway Inc.	13,401	281
*	Forestar Group Inc.	17,013	226
	Hersha Hospitality Trust
	Class A	11,537	225
	HFF Inc. Class A	7,405	219
	Universal Health Realty
	Income Trust	2,724	175
	Saul Centers Inc.	2,339	150
			10,817

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
Telecommunication Services (0.8%)
*,^	Iridium Communications Inc.	51,473	448
*	General Communication Inc.
	Class A	17,005	343
	Consolidated
	Communications
	Holdings Inc.	11,670	263
	Spok Holdings Inc.	13,152	239
	ATN International Inc.	3,403	233
*	Cincinnati Bell Inc.	11,309	218
*	Lumos Networks Corp.	8,456	150
			1,894
	Utilities (3.9%)
	ALLETE Inc.	31,670	2,128
	Spire Inc.	29,234	1,926
	Avista Corp.	41,098	1,639
	El Paso Electric Co.	25,949	1,268
	Northwest Natural Gas Co.	18,297	1,100
	American States Water Co.	12,167	544
			8,605
	Total Common Stocks
	(Cost $212,629)		223,514
Temporary Cash Investments (0.5%)[1]
	Money Market Fund (0.5%)
[3,4]	Market Liquidity Fund,
	0.864%	10,218	1,022

		Face
		Amount
		$000)
U.S. Government and Agency Obligations (0.0%)
5	United States Treasury Bill,
	0.574%, 5/11/17	100	100
Total Temporary Cash Investments
	(Cost $1,122)		1,122
	Total Investments (100.4%)
	(Cost $213,751)		224,636

Amount
($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard	16
Receivables for Accrued Income	168
Other Assets	19
Total Other Assets	203
Liabilities
Payables for Investment
Securities Purchased	(171)
Collateral for Securities on Loan	(970)
Payables to Vanguard	(41)
Other Liabilities	(3)
Total Liabilities	(1,185)
Net Assets (100%)	223,654

S&P Small-Cap 600 Value Index Fund

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	225,664
Undistributed Net Investment Income	276
Accumulated Net Realized Losses	(13,170)
Unrealized Appreciation (Depreciation)
Investment Securities	10,885
Futures Contracts	(1)
Net Assets	223,654

ETF Shares—Net Assets
Applicable to 1,725,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	208,412
Net Asset Value Per Share—
ETF Shares	$120.82

Institutional Shares—Net Assets
Applicable to 60,314 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	15,242
Net Asset Value Per Share—
Institutional Shares	$252.71

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $917,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.4%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $970,000 of collateral received for securities on loan.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	1,346
Interest[1]	1
Securities Lending—Net	9
Total Income	1,356
Expenses
The Vanguard Group—Note B
Investment Advisory Services	14
Management and Administrative—ETF Shares	118
Management and Administrative—Institutional Shares	3
Marketing and Distribution—ETF Shares	6
Marketing and Distribution—Institutional Shares	—
Custodian Fees	32
Shareholders’ Reports—ETF Shares	6
Shareholders’ Reports—Institutional Shares	—
Total Expenses	179
Net Investment Income	1,177
Realized Net Gain (Loss)
Investment Securities Sold[1]	12,477
Futures Contracts	5
Realized Net Gain (Loss)	12,482
Change in Unrealized Appreciation (Depreciation)
Investment Securities	5,808
Futures Contracts	(1)
Change in Unrealized Appreciation (Depreciation)	5,807
Net Increase (Decrease) in Net Assets Resulting from Operations	19,466

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $1,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,177	1,853
Realized Net Gain (Loss)	12,482	4,359
Change in Unrealized Appreciation (Depreciation)	5,807	13,066
Net Increase (Decrease) in Net Assets Resulting from Operations	19,466	19,278
Distributions
Net Investment Income
ETF Shares	(1,198)	(1,886)
Institutional Shares	(213)	(331)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(1,411)	(2,217)
Capital Share Transactions
ETF Shares	65,789	16,679
Institutional Shares	(21,004)	17,620
Net Increase (Decrease) from Capital Share Transactions	44,785	34,299
Total Increase (Decrease)	62,840	51,360
Net Assets
Beginning of Period	160,814	109,454
End of Period[1]	223,654	160,814

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $276,000 and $510,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$106.98	$94.66	$98.93	$82.76	$65.79	$56.68
Investment Operations
Net Investment Income	.690	1.352	1.337	1.355[1]	1.146	.960
Net Realized and Unrealized Gain (Loss)
on Investments	14.026	12.736	(4.323)	15.685	16.731	8.801
Total from Investment Operations	14.716	14.088	(2.986)	17.040	17.877	9.761
Distributions
Dividends from Net Investment Income	(.876)	(1.768)	(1.284)	(.870)	(.907)	(.651)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.876)	(1.768)	(1.284)	(.870)	(.907)	(.651)
Net Asset Value, End of Period	$120.82	$106.98	$94.66	$98.93	$82.76	$65.79

Total Return	13.81%	15.14%	-3.09%	20.64%	27.45%	17.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$208	$126	$95	$94	$29	$16
Ratio of Total Expenses to
Average Net Assets	0.21%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.22%	1.49%	1.43%	1.43%	1.73%	1.56%
Portfolio Turnover Rate [2]	51%	42%	43%	32%	37%	29%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Financial Highlights

Institutional Shares
	Six Months	Year	Nov. 19,
	Ended	Ended	2014[1] to
	February 28,	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$223.74	$198.02	$206.40
Investment Operations
Net Investment Income	1.573	3.057	2.201
Net Realized and Unrealized Gain (Loss) on Investments	29.341	26.649	(7.820)
Total from Investment Operations	30.914	29.706	(5.619)
Distributions
Dividends from Net Investment Income	(1.944)	(3.986)	(2.761)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.944)	(3.986)	(2.761)
Net Asset Value, End of Period	$252.71	$223.74	$198.02

Total Return	13.88%	15.28%	-2.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15	$35	$15
Ratio of Total Expenses to Average Net Assets	0.09%	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.34%	1.61%	1.55%[2]
Portfolio Turnover Rate [3]	51%	42%	43%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Inception—See Notes to Financial Statements.

2 Annualized.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on November 19, 2014. The Financial Highlights included in these financial statements are based on activity of the Institutional Shares since November 19, 2014.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

S&P Small-Cap 600 Value Index Fund

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

S&P Small-Cap 600 Value Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017, the fund had contributed to Vanguard capital in the amount of $16,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	223,514	—	—
Temporary Cash Investments	1,022	100	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	224,533	100	—
1 Represents variation margin on the last day of the reporting period.

S&P Small-Cap 600 Value Index Fund

D. At February 28, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	March 2017	3	208	(1)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $18,134,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $7,518,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $213,751,000. Net unrealized appreciation of investment securities for tax purposes was $10,885,000, consisting of unrealized gains of $20,863,000 on securities that had risen in value since their purchase and $9,978,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2017, the fund purchased $191,620,000 of investment securities and sold $146,713,000 of investment securities, other than temporary cash investments. Purchases and sales include $119,775,000 and $73,412,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

S&P Small-Cap 600 Value Index Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2017			August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	140,442	1,200	72,083	750
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(74,653)	(650)	(55,404)	(575)
Net Increase (Decrease)—ETF Shares	65,789	550	16,679	175
Institutional Shares
Issued	1,292	5	17,622	82
Issued in Lieu of Cash Distributions	213	1	331	2
Redeemed	(22,509)	(103)	(333)	(2)
Net Increase (Decrease) —Institutional Shares	(21,004)	(97)	17,620	82

At February 28, 2017, one shareholder was the record or beneficial owner of 26% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

S&P Small-Cap 600 Growth Index Fund

Fund Profile

As of February 28, 2017

Portfolio Characteristics
		S&P
		SmallCap	DJ
		600	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	347	347	3,807
Median Market Cap	$1.9B	$1.9B	$57.6B
Price/Earnings Ratio	32.0x	32.0x	24.8x
Price/Book Ratio	3.2x	3.2x	3.0x
Return on Equity	12.0%	12.0%	16.4%
Earnings Growth Rate	11.8%	11.8%	7.6%
Dividend Yield	1.1%	1.1%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	52%	—	—
Ticker Symbol	VIOG	—	—
Expense Ratio[1]	0.20%	—	—
30-Day SEC Yield	0.89%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
		S&P	U.S.
		SmallCap	Total
		600	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary	11.4%	11.4%	12.4%
Consumer Staples	2.4	2.4	8.4
Energy	2.6	2.6	6.2
Financials	17.3	17.3	15.3
Health Care	15.1	15.1	13.4
Industrials	18.3	18.3	10.8
Information Technology	18.3	18.3	20.7
Materials	4.7	4.7	3.4
Real Estate	7.6	7.6	4.1
Telecommunication
Services	0.9	0.9	2.1
Utilities	1.4	1.4	3.2

Volatility Measures
	S&P	DJ
	SmallCap	U.S. Total
	600 Growth	Market
	Index	FA Index
R-Squared	1.00	0.66
Beta	1.00	1.11

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Take-Two Interactive	Home Entertainment
Software Inc.	Software	1.5%
Coherent Inc.	Electronic Equipment
	& Instruments	1.2
Masimo Corp.	Health Care
	Equipment	1.0
US Silica Holdings Inc.	Oil & Gas Equipment
	& Services	0.9
MKS Instruments Inc.	Semiconductor
	Equipment	0.9
Home BancShares Inc.	Regional Banks	0.9
Blackbaud Inc.	Application Software	0.9
Sterling Bancorp	Regional Banks	0.8
Pinnacle Financial
Partners Inc.	Regional Banks	0.8
Evercore Partners Inc.	Investment Banking
	& Brokerage	0.8
Top Ten		9.7%

Investment Focus

1 The expense ratio shown is from the prospectus dated December 23, 2016, and represents estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratio was 0.21%.

S&P Small-Cap 600 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2017

Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		22.09%	16.16%	17.19%
Net Asset Value		22.01	16.14	17.18

See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (11.3%)
*	LCI Industries	14,842	1,598
*	Dorman Products Inc.	18,287	1,429
*	Dave & Buster’s
	Entertainment Inc.	22,558	1,290
*	Five Below Inc.	33,081	1,275
	Children’s Place Inc.	10,872	1,101
*	Popeyes Louisiana
	Kitchen Inc.	12,492	987
	Marriott Vacations
	Worldwide Corp.	10,398	977
*	TopBuild Corp.	22,930	963
*	iRobot Corp.	16,354	934
	Shutterfly Inc.	20,460	928
*	Ollie’s Bargain Outlet
	Holdings Inc.	28,682	899
	Nutrisystem Inc.	17,694	823
*	Steven Madden Ltd.	20,058	749
	ILG Inc.	35,770	675
*	Belmond Ltd. Class A	50,904	659
*	Scientific Games Corp.
	Class A	30,604	632
*	Universal Electronics Inc.	8,780	603
*	Installed Building
	Products Inc.	11,946	562
	Winnebago Industries Inc.	15,933	526
	Capella Education Co.	6,906	526
	Monro Muffler Brake Inc.	8,559	492
	World Wrestling
	Entertainment Inc. Class A	23,162	486
*	Fox Factory Holding Corp.	17,314	464
	Wingstop Inc.	17,313	455
	Sonic Corp.	16,808	425
*	Francesca’s Holdings Corp.	22,885	388
*	Select Comfort Corp.	15,188	357
	Marcus Corp.	11,425	356
	Bob Evans Farms Inc.	6,202	352
*	Tile Shop Holdings Inc.	19,928	351

	Callaway Golf Co.	31,808	322
	Tailored Brands Inc.	13,813	319
	DineEquity Inc.	5,132	307
^,*	LGI Homes Inc.	10,275	298
*	Chuy’s Holdings Inc.	10,152	289
*	Shake Shack Inc. Class A	7,688	275
*	Strayer Education Inc.	3,209	249
	Ethan Allen Interiors Inc.	8,443	243
	Oxford Industries Inc.	4,233	238
*	Hibbett Sports Inc.	7,563	223
*	Zumiez Inc.	10,517	215
*	Nautilus Inc.	12,775	206
*	Career Education Corp.	23,313	194
	PetMed Express Inc.	8,053	170
*	Biglari Holdings Inc.	360	155
	Ruth’s Hospitality Group Inc.	8,579	145
*	Iconix Brand Group Inc.	13,514	104
*	El Pollo Loco Holdings Inc.	7,932	99
			26,313
Consumer Staples (2.3%)
	B&G Foods Inc.	40,029	1,701
	SpartanNash Co.	22,592	789
	J&J Snack Foods Corp.	4,953	663
*	Central Garden & Pet Co.
	Class A	20,192	645
	WD-40 Co.	5,380	591
	Calavo Growers Inc.	9,243	521
*	Central Garden & Pet Co.	6,082	205
	Medifast Inc.	3,831	172
	Inter Parfums Inc.	4,953	172
			5,459
Energy (2.6%)
	US Silica Holdings Inc.	43,201	2,185
*	PDC Energy Inc.	19,178	1,296
*	Carrizo Oil & Gas Inc.	19,551	636
*	Synergy Resources Corp.	55,569	454
*	Unit Corp.	12,118	329
*	Helix Energy Solutions
	Group Inc.	33,840	280

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Archrock Inc.	18,070	247
*	REX American Resources
	Corp.	1,843	153
*	Bill Barrett Corp.	21,857	120
*	TETRA Technologies Inc.	22,821	102
*	Pioneer Energy Services
	Corp.	19,381	102
*	Tesco Corp.	9,528	80
*	Geospace Technologies Corp.	3,542	58
*	Contango Oil & Gas Co.	5,219	39
*	Northern Oil and Gas Inc.	10,735	32
			6,113
Financials (17.3%)
	Home BancShares Inc.	74,493	2,096
	Sterling Bancorp	78,841	1,951
	Pinnacle Financial
	Partners Inc.	27,751	1,926
	Evercore Partners Inc.
	Class A	23,457	1,866
	First Financial
	Bankshares Inc.	39,819	1,752
*	Texas Capital
	Bancshares Inc.	19,498	1,738
	United Community
	Banks Inc.	42,713	1,234
	Glacier Bancorp Inc.	31,826	1,175
	ServisFirst Bancshares Inc.	26,637	1,107
^,*	BofI Holding Inc.	34,719	1,095
	LegacyTexas Financial
	Group Inc.	25,052	1,067
	Ameris Bancorp	21,048	1,017
	United Bankshares Inc.	21,425	959
	Financial Engines Inc.	20,860	924
	Community Bank System Inc.	15,515	922
	Great Western Bancorp Inc.	20,527	877
	CVB Financial Corp.	35,158	835
	Columbia Banking
	System Inc.	18,540	740
	First Midwest Bancorp Inc.	28,272	691
*	Walker & Dunlop Inc.	16,707	679
	Independent Bank Corp.	10,413	677
	Northwest Bancshares Inc.	37,239	676
	RLI Corp.	11,510	673
	First Financial Bancorp	23,895	663
	Tompkins Financial Corp.	7,348	659
	Hanmi Financial Corp.	19,436	649
	NBT Bancorp Inc.	15,864	641
	Cardinal Financial Corp.	19,766	618
	Piper Jaffray Cos.	8,569	606
*	First BanCorp	94,324	602
	Central Pacific Financial Corp.	18,574	587
*	Customers Bancorp Inc.	16,967	583
	Simmons First National Corp.
	Class A	9,843	566
	Southside Bancshares Inc.	15,791	556

	Westamerica Bancorporation	9,277	537
	Universal Insurance
	Holdings Inc.	19,631	529
	Provident Financial
	Services Inc.	19,548	519
	National Bank Holdings Corp.
	Class A	15,638	516
*	LendingTree Inc.	4,331	513
	Northfield Bancorp Inc.	27,047	507
	Boston Private Financial
	Holdings Inc.	29,039	499
	First Commonwealth
	Financial Corp.	34,303	478
	AMERISAFE Inc.	6,715	432
	Brookline Bancorp Inc.	26,755	424
*	Green Dot Corp. Class A	13,595	398
	City Holding Co.	4,800	314
	TrustCo Bank Corp. NY	32,923	275
	Dime Community
	Bancshares Inc.	10,719	230
	Greenhill & Co. Inc.	7,386	218
	Oritani Financial Corp.	11,698	201
	Bank Mutual Corp.	14,428	140
			40,137
Health Care (15.1%)
*	Masimo Corp.	26,649	2,408
*	Medidata Solutions Inc.	32,982	1,844
	Cantel Medical Corp.	21,876	1,796
*	Neogen Corp.	22,729	1,474
*	ICU Medical Inc.	8,946	1,345
*	Zeltiq Aesthetics Inc.	21,686	1,201
*	Ligand Pharmaceuticals Inc.	11,464	1,199
*	AMN Healthcare Services Inc. 28,962		1,192
*	Integra LifeSciences Holdings
	Corp.	23,076	986
*	HMS Holdings Corp.	51,029	951
*	Cynosure Inc. Class A	14,380	949
	Chemed Corp.	5,182	925
*	Omnicell Inc.	22,011	837
*	Medicines Co.	15,935	835
*	Merit Medical Systems Inc.	26,873	828
*	Varex Imaging Corp.	22,519	784
*	Supernus
	Pharmaceuticals Inc.	29,840	767
*	Cambrex Corp.	13,369	753
*	Nektar Therapeutics Class A	53,422	699
*	Repligen Corp.	20,385	642
*	HealthEquity Inc.	14,503	634
*	Surgical Care Affiliates Inc.	11,085	629
*	Momenta
	Pharmaceuticals Inc.	38,524	595
*	Haemonetics Corp.	15,873	593
	US Physical Therapy Inc.	7,543	571
*	Innoviva Inc.	46,507	537
^,*	MiMedx Group Inc.	60,687	520

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Progenics
	Pharmaceuticals Inc.	42,223	475
*	Magellan Health Inc.	6,719	465
*	AMAG Pharmaceuticals Inc.	20,604	463
*	Luminex Corp.	23,882	444
*	BioTelemetry Inc.	17,037	434
*	Inogen Inc.	5,988	411
	Abaxis Inc.	7,887	393
*	HealthStream Inc.	15,324	375
*	Eagle Pharmaceuticals Inc.	4,750	364
*	Depomed Inc.	20,813	341
*	Natus Medical Inc.	8,739	324
*	Cross Country Healthcare Inc.	19,923	308
*	SciClone Pharmaceuticals Inc.	30,812	305
	Landauer Inc.	5,796	303
*	Emergent BioSolutions Inc.	9,557	300
*	Tivity Health Inc.	10,039	290
*	ANI Pharmaceuticals Inc.	4,822	285
	Ensign Group Inc.	14,940	281
*	Anika Therapeutics Inc.	6,001	281
	Analogic Corp.	3,307	272
*	CryoLife Inc.	16,255	260
*	Enanta Pharmaceuticals Inc.	8,386	242
*	Amphastar
	Pharmaceuticals Inc.	14,732	228
*	Surmodics Inc.	7,970	197
	Sucampo Pharmaceuticals
	Inc. Class A	14,909	175
	Meridian Bioscience Inc.	11,943	153
	Phibro Animal Health Corp.
	Class A	4,797	134
*	CorVel Corp.	2,573	104
			35,101
Industrials (18.3%)
*	WageWorks Inc.	22,086	1,701
	John Bean Technologies
	Corp.	17,574	1,571
*	Hawaiian Holdings Inc.	32,203	1,567
	Tetra Tech Inc.	34,394	1,384
	Allegiant Travel Co. Class A	7,880	1,372
	Knight Transportation Inc.	40,040	1,309
*	Trex Co. Inc.	17,717	1,205
	Healthcare Services
	Group Inc.	28,876	1,195
	G&K Services Inc. Class A	11,887	1,123
*	Mercury Systems Inc.	28,338	1,059
	Simpson Manufacturing
	Co. Inc.	24,360	1,051
	Applied Industrial
	Technologies Inc.	15,752	993
	Insperity Inc.	11,414	950
	Matthews International Corp.
	Class A	13,561	893
	Barnes Group Inc.	16,893	847
	ESCO Technologies Inc.	15,503	840

*	TASER International Inc.	31,513	809
	AAON Inc.	23,849	803
*	Proto Labs Inc.	14,657	800
	Brady Corp. Class A	20,547	786
*	Gibraltar Industries Inc.	18,868	782
	Astec Industries Inc.	11,528	728
	UniFirst Corp.	5,391	718
	Hillenbrand Inc.	19,381	705
*	Patrick Industries Inc.	8,778	701
*	On Assignment Inc.	14,675	693
	US Ecology Inc.	13,124	666
*	Navigant Consulting Inc.	28,359	661
	ABM Industries Inc.	16,127	658
	Forward Air Corp.	12,322	611
	Watts Water Technologies
	Inc. Class A	9,395	601
	AZZ Inc.	10,185	597
	Apogee Enterprises Inc.	10,271	587
	Universal Forest Products Inc.	6,125	587
	Exponent Inc.	10,176	585
	Viad Corp.	12,234	577
*	Lydall Inc.	10,337	524
*	Aerojet Rocketdyne
	Holdings Inc.	26,985	523
	Franklin Electric Co. Inc.	12,268	514
	Albany International Corp.	10,617	481
	Tennant Co.	6,795	477
	Actuant Corp. Class A	17,042	452
	Griffon Corp.	17,901	450
	EnPro Industries Inc.	6,575	429
*	Saia Inc.	8,765	424
	Quanex Building Products
	Corp.	20,651	404
	Mobile Mini Inc.	12,075	393
*	American Woodmark Corp.	4,470	386
	Insteel Industries Inc.	10,536	381
	Multi-Color Corp.	5,260	377
	Raven Industries Inc.	12,657	374
*	MYR Group Inc.	9,695	364
	Heartland Express Inc.	16,466	342
*	Chart Industries Inc.	9,232	329
*	Harsco Corp.	23,226	327
	CIRCOR International Inc.	5,055	314
*	PGT Innovations Inc.	29,570	297
	Alamo Group Inc.	3,532	265
	Lindsay Corp.	3,271	262
	Marten Transport Ltd.	6,973	171
*	Aerovironment Inc.	5,955	161
*	Vicor Corp.	9,649	157
*	Orion Group Holdings Inc.	16,698	156
			42,449
Information Technology (18.2%)
*	Take-Two Interactive
	Software Inc.	61,125	3,483
*	Coherent Inc.	14,798	2,702

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
	MKS Instruments Inc.	32,301	2,119
	Blackbaud Inc.	28,680	2,051
*	Lumentum Holdings Inc.	32,983	1,514
*	Advanced Energy
	Industries Inc.	23,923	1,486
*	TiVo Corp.	72,063	1,333
*	Itron Inc.	20,062	1,298
*	Stamps.com Inc.	9,558	1,205
*	Cardtronics plc Class A	27,306	1,204
*	II-VI Inc.	32,659	1,163
	Power Integrations Inc.	17,564	1,110
	Xperi Corp.	29,284	1,050
	Cabot Microelectronics Corp.	14,602	1,011
*	Fabrinet	22,216	923
^	Ebix Inc.	13,480	842
	Progress Software Corp.	29,289	840
*	Rambus Inc.	66,575	836
*	Semtech Corp.	24,924	834
*	8x8 Inc.	54,581	824
*	TTM Technologies Inc.	50,830	821
	NIC Inc.	37,383	789
*	Synchronoss
	Technologies Inc.	25,402	688
*	Electronics For Imaging Inc.	14,091	649
	Badger Meter Inc.	17,540	642
*	Rogers Corp.	7,579	625
*	NETGEAR Inc.	11,362	623
*	Qualys Inc.	17,419	609
*	MicroStrategy Inc. Class A	3,056	586
*	ExlService Holdings Inc.	13,122	586
*	SPS Commerce Inc.	10,264	568
	Methode Electronics Inc.	12,241	508
*	Shutterstock Inc.	11,641	508
	CSG Systems
	International Inc.	12,247	483
*	Kulicke & Soffa
	Industries Inc.	22,196	454
	Brooks Automation Inc.	21,197	442
	CTS Corp.	19,728	432
*	CEVA Inc.	12,813	428
*	Nanometrics Inc.	15,037	409
*	Rudolph Technologies Inc.	18,721	402
	ADTRAN Inc.	18,402	389
*	Veeco Instruments Inc.	12,254	335
*	Super Micro Computer Inc.	11,518	299
*	Bottomline Technologies
	de Inc.	11,250	281
*	ePlus Inc.	2,066	262
	Forrester Research Inc.	6,047	221
*	Ultratech Inc.	7,278	210
	Monotype Imaging
	Holdings Inc.	10,300	207
*	FARO Technologies Inc.	5,333	184
*	Exar Corp.	15,762	165
*	CalAmp Corp.	9,414	153

*	XO Group Inc.	7,794	144
*	VASCO Data Security
	International Inc.	7,797	101
*	LivePerson Inc.	14,173	100
	Bel Fuse Inc. Class B	2,935	77
*	Kopin Corp.	16,452	58
*	DHI Group Inc.	11,082	55
			42,321
Materials (4.7%)
	Balchem Corp.	19,120	1,667
*	Ingevity Corp.	25,386	1,370
	Quaker Chemical Corp.	7,990	1,052
*	Headwaters Inc.	44,698	1,028
*	AK Steel Holding Corp.	105,658	880
*	Stillwater Mining Co.	48,167	822
	Stepan Co.	7,398	559
*	Kraton Corp.	18,620	507
	Neenah Paper Inc.	6,556	480
	Innospec Inc.	7,077	462
	Innophos Holdings Inc.	8,410	446
*	US Concrete Inc.	5,833	367
*	Koppers Holdings Inc.	7,856	344
	Deltic Timber Corp.	3,767	280
	A Schulman Inc.	7,613	257
*	Flotek Industries Inc.	13,647	185
	Hawkins Inc.	3,516	174
			10,880
Real Estate (7.6%)
	CoreSite Realty Corp.	20,431	1,840
	EastGroup Properties Inc.	19,735	1,467
	Lexington Realty Trust	128,618	1,435
	GEO Group Inc.	23,511	1,119
	American Assets Trust Inc.	24,209	1,065
	Retail Opportunity
	Investments Corp.	44,139	971
	PS Business Parks Inc.	7,650	889
	Summit Hotel Properties Inc.	52,653	810
	Four Corners Property
	Trust Inc.	36,098	801
	Agree Realty Corp.	15,764	782
	LTC Properties Inc.	15,601	753
	DiamondRock Hospitality Co.	62,777	683
	Acadia Realty Trust	20,953	671
	CareTrust REIT Inc.	38,803	612
	Sabra Health Care REIT Inc.	20,046	545
	Getty Realty Corp.	15,976	422
	HFF Inc. Class A	14,168	420
	Franklin Street Properties
	Corp.	33,653	417
	Urstadt Biddle Properties Inc.
	Class A	17,403	388
	Universal Health Realty
	Income Trust	4,983	320
	Saul Centers Inc.	4,901	314

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Pennsylvania REIT	18,046	298
	Hersha Hospitality Trust
	Class A	14,393	281
*	Parkway Inc.	13,150	276
			17,579
Telecommunication Services (0.9%)
	Cogent Communications
	Holdings Inc.	24,674	1,023
	Consolidated
	Communications
	Holdings Inc.	19,526	440
*	Cincinnati Bell Inc.	14,710	284
	ATN International Inc.	3,208	219
*	Lumos Networks Corp.	6,262	111
			2,077
	Utilities (1.4%)
	South Jersey Industries Inc.	47,780	1,673
	California Water Service
	Group	28,912	1,063
	American States Water Co.	10,570	473
			3,209
	Total Common Stocks
	(Cost $203,013)		231,638
Temporary Cash Investments (0.6%)[1]
	Money Market Fund (0.6%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.864%	13,001	1,300

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
4	United States Treasury
	Bill, 0.564%, 5/4/17	100	100
Total Temporary Cash Investments
	(Cost $1,400)		1,400
	Total Investments (100.3%)
	(Cost $204,413)		233,038

Amount
($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard	16
Receivables for Accrued Income	118
Receivables for Capital Shares Issued	1
Total Other Assets	135
Liabilities
Payables for Investment Securities Purchased (17)
Collateral for Securities on Loan	(741)
Payables to Vanguard	(33)
Other Liabilities	(15)
Total Liabilities	(806)
ETF Shares—Net Assets (100%)
Applicable to 1,775,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	232,367
Net Asset Value Per Share—
ETF Shares	$130.91

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	216,187
Undistributed Net Investment Income	101
Accumulated Net Realized Losses	(12,544)
Unrealized Appreciation (Depreciation)
Investment Securities	28,625
Futures Contracts	(2)
Net Assets	232,367

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $728,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $741,000 of collateral received for securities on loan.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	917
Interest[1]	1
Securities Lending—Net	28
Total Income	946
Expenses
The Vanguard Group—Note B
Investment Advisory Services	14
Management and Administrative	117
Marketing and Distribution	7
Custodian Fees	30
Shareholders’ Reports	9
Total Expenses	177
Net Investment Income	769
Realized Net Gain (Loss)
Investment Securities Sold[1]	976
Futures Contracts	18
Realized Net Gain (Loss)	994
Change in Unrealized Appreciation (Depreciation)
Investment Securities	18,210
Futures Contracts	(2)
Change in Unrealized Appreciation (Depreciation)	18,208
Net Increase (Decrease) in Net Assets Resulting from Operations	19,971

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $1,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	769	1,197
Realized Net Gain (Loss)	994	(5,037)
Change in Unrealized Appreciation (Depreciation)	18,208	16,336
Net Increase (Decrease) in Net Assets Resulting from Operations	19,971	12,496
Distributions
Net Investment Income	(931)	(1,395)
Realized Capital Gain	—	—
Total Distributions	(931)	(1,395)
Capital Share Transactions
Issued	90,308	86,678
Issued in Lieu of Cash Distributions	—	—
Redeemed	(8,883)	(40,767)
Net Increase (Decrease) from Capital Share Transactions	81,425	45,911
Total Increase (Decrease)	100,465	57,012
Net Assets
Beginning of Period	131,902	74,890
End of Period[1]	232,367	131,902

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $101,000 and $263,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$117.25	$106.99	$101.36	$87.79	$70.70	$61.18
Investment Operations
Net Investment Income	.509	1.180	1.043	.668[1]	.822	.531[1]
Net Realized and Unrealized Gain (Loss)
on Investments	13.836	10.685	5.345	13.432	17.083	9.326
Total from Investment Operations	14.345	11.865	6.388	14.100	17.905	9.857
Distributions
Dividends from Net Investment Income	(. 685)	(1.605)	(.758)	(. 530)	(. 815)	(. 337)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 685)	(1.605)	(.758)	(. 530)	(. 815)	(. 337)
Net Asset Value, End of Period	$130.91	$117.25	$106.99	$101.36	$87.79	$70.70

Total Return	12.27%	11.24%	6.32%	16.07%	25.59%	16.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$232	$132	$75	$61	$22	$14
Ratio of Total Expenses to
Average Net Assets	0.21%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.86%	1.15%	0.98%	0.66%	1.03%	0.83%
Portfolio Turnover Rate [2]	52%	48%	63%	44%	39%	45%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. During the six months ended February 28, 2017, there were no investors in the Institutional share class.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

S&P Small-Cap 600 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

S&P Small-Cap 600 Growth Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017, the fund had contributed to Vanguard capital in the amount of $16,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	231,638	—	—
Temporary Cash Investments	1,300	100	—
Futures Contracts—Liabilities[1]	(11)	—	—
Total	232,927	100	—
1 Represents variation margin on the last day of the reporting period.

D. At February 28, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	March 2017	10	693	(2)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

S&P Small-Cap 600 Growth Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $1,188,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $12,361,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $204,413,000. Net unrealized appreciation of investment securities for tax purposes was $28,625,000, consisting of unrealized gains of $32,309,000 on securities that had risen in value since their purchase and $3,684,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2017, the fund purchased $164,373,000 of investment securities and sold $83,662,000 of investment securities, other than temporary cash investments. Purchases and sales include $90,265,000 and $3,797,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2017, such purchases and sales were $10,573,000 and $11,170,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

G. Capital share transactions for each class of shares were:
	Six Months Ended	Year Ended
	February 28, 2017	August 31, 2016
	Shares	Shares
	(000)	(000)
Issued	725	800
Issued in Lieu of Cash Distributions	—	—
Redeemed	(75)	(375)
Net Increase (Decrease) in Shares Outstanding	650	425

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended February 28, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2016	2/28/2017	Period
Based on Actual Fund Return
S&P Small-Cap 600 Index Fund
ETF Shares	$1,000.00	$1,131.48	$0.85
Institutional Shares	1,000.00	1,131.79	0.42
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,138.11	$1.11
Institutional Shares	1,000.00	1,138.79	0.48
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$1,122.68	$1.11
Based on Hypothetical 5% Yearly Return
S&P Small-Cap 600 Index Fund
ETF Shares	$1,000.00	$1,024.00	$0.80
Institutional Shares	1,000.00	1,024.40	0.40
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,023.75	$1.05
Institutional Shares	1,000.00	1,024.35	0.45
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$1,023.75	$1.05

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Small-Cap 600 Index Fund, 0.16% for ETF Shares and 0.08% for Institutional Shares; for the S&P Small-Cap 600 Value Index Fund, 0.21% for ETF Shares and 0.09% for Institutional Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.21% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc.

(diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017),

Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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Standard & Poor’s® and S&P® are registered
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This material may be used in conjunction	trademarks have been licensed for use by SPDJI and
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fund only if preceded or accompanied by	Vanguard product(s) are not sponsored, endorsed, sold
or promoted by SPDJI, Dow Jones, S&P, or their
the fund’s current prospectus.	respective affiliates and none of such parties make any
All comparative mutual fund data are from Lipper, a	representation regarding the advisability of investing in
Thomson Reuters Company, or Morningstar, Inc., unless	such product(s) nor do they have any liability for any
otherwise noted.	errors, omissions, or interruptions of the index.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18452 042017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments. Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD ADMIRAL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: April 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD ADMIRAL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: April 17, 2017

VANGUARD ADMIRAL FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: April 17, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number 33-32548, Incorporated by Reference.